UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-8748

Wanger Advisors Trust
(Exact name of registrant as specified in charter)

One Financial Center, Boston, Massachusetts			02111
(Address of principal executive offices)			(Zip code)

James R. Bordewick, Jr., Esq. Columbia Management Advisors, LLC One Financial Center Boston, MA 02111
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-617-426-3750

Date of fiscal year end:	December 31, 2007

Date of reporting period:	December 31, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Wanger International Select

2007 Annual Report

NOT FDIC INSURED	May Lose Value

NOT BANK ISSUED	No Bank Guarantee

  Wanger International Select

  2007 Annual Report

1	Understanding Your Expenses

2	Ponzi Schemes and Politicians' Dreams

4	Performance Review

6	Statement of Investments

10	Statement of Assets and Liabilities

10	Statement of Operations

11	Statement of Changes in Net Assets

12	Financial Highlights

13	Notes to Financial Statements

16	Report of Independent Registered Public Accounting Firm

17	Federal Income Tax Information

18	Management Fee Evaluation of the Senior Officer

22	Board Approval of the Advisory Agreement

24	Board of Trustees & Management of Wanger Advisors Trust

Columbia Wanger Asset Management, L.P. ("CWAM") is one of the leading global small- and mid-cap equity managers in the United States with more than 37 years of small- and mid-cap investment experience. As of December 31, 2007, CWAM manages $36.8 billion in assets and is the investment adviser to Wanger U.S. Smaller Companies, Wanger International Small Cap, Wanger Select, Wanger International Select (together, the "Wanger Advisors Trust Funds") and the Columbia Acorn Family of Funds. Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. The Wanger Advisor Trust Funds and the Columbia Acorn Family of Funds (together with other funds advised by Columbia Management Affiliates, the "Columbia Funds") are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation. CWAM is an SEC-registered investment adviser and indirect, wholly owned subsidiary of Bank of America Corporation. CWAM is part of Columbia Management.

Please consider the investment objectives, risks, charges and expenses for the Fund carefully before investing. Contact 1-888-4-WANGER for a prospectus, which contains this and other important information about the Fund. You should read it carefully before you invest.

The views expressed in "Ponzi Schemes and Politicians' Dreams" and in the Performance Review reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

Wanger International Select 2007 Annual Report

Understanding Your Expenses

As a Fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees and other Fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your Fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the Fund during the period. The information in the following table is based on an initial, hypothetical investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using actual operating expenses and total return for the Fund. The amount listed in the "Hypothetical" column assumes that the return each year is 5% before expenses and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See the "Compare with other funds" information for details on using the hypothetical data.

Estimating your actual expenses

To estimate the expenses that you actually paid over the period, first you will need your account balance at the end of the period.

1.   Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.   In the section of the table below titled "Expenses paid during the period," you will find a dollar amount in the column labeled "Actual." Multiply this amount by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

July 1, 2007 – December 31, 2007

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during period ($)		Fund's annualized expense ratio (%)*
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Wanger International Select	1,000.00	1,000.00	1,085.90	1,019.26	6.20	6.01	1.18

*For the six months ended December 31, 2007.

Expenses paid during the period are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the Fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the Fund. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate account. The hypothetical example provided is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing cost of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

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Wanger International Select 2007 Annual Report

Ponzi Schemes and Politicians' Dreams

Each December I attend The University of Chicago Business Forecast luncheon. Typically the event features economic forecasts by two economists, plus a summary of world political and economic issues provided by Professor Marvin Zonis.1 At this year's luncheon Professor Zonis stated that the U.S. Government had $50 trillion of unfunded liabilities. That's a staggering figure! Could it really be correct?

"Trust Me" Trust Funds

I've found that there is no precise U.S. Government unfunded liability number, though there are estimates. The U.S. Government Accountability Office (GAO) notes material weaknesses in federal government accounting in general, but has expressed an unqualified opinion on its 2007 Statement of Social Insurance. Any calculation of unfunded liabilities requires numerous actuarial assumptions plus a time horizon. The calculations by various government agencies cover liabilities for 75 years into the future.

However, it does appear that Professor Zonis' $50 trillion estimate was wrong. That number is now too low. On December 17, 2007, the GAO estimated that the U.S. Government's total reported liabilities, net social insurance commitments, and other fiscal exposures were approximately $53 trillion.2 With apologies to the late Senator Everett Dirksen (Republican: Illinois), it seems that a trillion here and a trillion there adds up.3

Despite well-publicized concerns about Social Security, Medicare is in worse shape. Created in the 1930s, Social Security seems to have been a warm-up for bigger unfunded liabilities later on. Social Security is better funded, as Social Security tax rates are higher than Medicare tax rates. Medicare was signed into law in 1965 and spending for the program quickly ran out of control. The original cost estimate for Medicare hospital insurance in 1990, for example, was $9 billion; the actual cost that year hit $67 billion!4 According to the GAO, Medicare alone has over $36 trillion of unfunded liabilities.

But what of the Social Security and Medicare Trust Funds, the Funds that politicians promised to put in a "lock box?" It turns out the politicians spent the money elsewhere and the Trust Funds loaned their money to the U.S. Treasury by buying government bonds. The Trust Funds have no true third-party assets, but simply have promises from the U.S. Treasury to pay in the future. In order for the payments to be made the Treasury will have to raise taxes, cut other spending, borrow or print money.

What was the latest change that politicians made concerning unfunded liabilities? They increased them, by adding prescription drugs to Medicare's benefits. This addition is noteworthy for three reasons. First, little new funding was created; enrollee premiums cover only about 25% of costs. Second, the program's costs and benefits are highly skewed. Baby boomers will have a net benefit of about $20,000 each while younger workers and future generations will have net costs of between $2,500 and $4,200 each.5 Third, when the new benefits were fully implemented in 2006, they drove a 19% increase in Medicare costs, the largest increase in decades. Over $10 trillion of Medicare's unfunded liability is from the drug program.

What are this year's presidential candidates saying about the unfunded liability problem? Virtually nothing and, even though taxpayers cannot afford Social Security, Medicare and other existing programs, some candidates are touting new proposals that substantially broaden federal health care spending. These plans include additional entitlements and mandatory, subsidized, health insurance participation. Cost estimates are dubious but range from $50 to $120 billion yearly.

Given the huge existing liabilities and proposals for additional benefits it appears that the U.S. Government is operating an enormous Ponzi Scheme.6 Initial participants benefit but most taxpayers are likely to lose.

Large Liabilities and Possible Solutions

$53 trillion is a huge number, nearly four times all the goods and services produced in the United States in 2007. Currently Social Security is running a yearly surplus while Medicare is running a deficit. But the aging of baby boomers is driving yearly Medicare and Social Security spending higher, so the programs' cash needs will become very large in the next decade. Medicare deficits are projected to consume 25% of all federal income taxes by 2020. By 2050, Social Security, Medicare, and Medicaid will grow from 9% to 18% of GDP. This contrasts to total federal spending averaging about 20% of GDP over the last 50 years.7

Some of the richest people in America say their taxes are too low. What if they were taxed at 100%? Not 100% of income but 100% of their net worth! This "Che Guevara lite" (confiscation without murder) solution, if applied to the 2007 Forbes list of the richest 400 Americans, would yield a one-time receipt of $1.54 trillion. That would cover 2.9% of the problem, but is of course not a real solution as it would destroy capitalism.

How about raising tax rates on all of us? The Laffer Curve8 exists—there is an income tax rate that will yield the highest dollar amount of taxes, and that rate appears to be well under 100%. Even famed British economist John Maynard Keynes said that reducing too-high tax rates results in higher tax revenues. Very high tax rates choke economic activity and spur

2

Wanger International Select 2007 Annual Report

taxpayers to take legal and illegal measures to reduce payments.

Since federal income taxes began in 1913, there have been three rounds of major income tax rate cuts in the United States, and each resulted in faster economic growth and, ultimately, higher taxes collected. Paradoxically, though the rate cuts provided those with higher incomes the largest benefits, higher income people ended up paying greater percentages of total tax collections. A number of countries, including former Soviet republics, have adopted low, flat income tax rates and have seen economic growth surge and tax receipts increase.

No one knows what income tax rates create the highest tax revenues over the long run. In the last 50 years, the highest marginal tax rates in the United States have varied from a pre-Kennedy rate cut peak of 91% to a post-Reagan rate cut trough of 28%. Surprisingly, total federal government revenues as a percentage of GDP during that period have varied modestly, from 16.1% to 20.9%. Fiscal 2007 revenues were a bit above the midpoint, at 18.8% of GDP.9

While somewhat higher tax rates would probably increase near-term tax revenues, it is unlikely that substantially higher income tax rates alone can boost government receipts to the 30% or so of GDP eventually needed to fully fund the promised benefits. Massive value added taxes or sales taxes would likely be needed to provide tax revenue percentages that high. But huge tax hikes of any sort are likely to hurt economic growth, and additional solutions are needed.

As substantial liabilities become due in the next decade, there is an increased likelihood that voters will elect more courageous politicians that will strive to control spending and enact needed reforms. Perhaps the best single reform would be to restore more free market elements to our health care system. There needs to be more price transparency plus incentives for individuals and health care providers to control spending. Streamlined drug approval processes and additional tort reform would also help.

Incentives for innovation, rather than arbitrary price controls, are crucial. Improved technology has enabled over a 99.99% reduction in the cost of genome mapping in the last seven years. As costs continue to drop and advances continue to be made in biotechnology and pharmaceuticals, new ways to diagnose, treat and cure diseases are likely. Treatments customized to genetic factors promise to be much more effective and result in fewer side effects than many current drugs. The Wanger Funds have begun to own stocks in companies that are pursuing genetic tests, novel drugs and devices, plus information technology for better managing health care administration.

Outside the health care sector, Professor Jeremy Siegel has suggested that a solution for America's savings and retirement crisis will be sales of American assets to foreigners, especially those from countries with higher savings rates and younger populations. Innovative small- and mid-cap companies appear particularly attractive to foreigners, especially now that the dollar has weakened.

Charles P. McQuaid
President and Chief Investment Officer
Columbia Wanger Asset Management, L.P.

Opinions expressed in this essay are those of the author and are not necessarily those of Columbia Wanger Asset Management, its parent organizations or the Board.

1  Marvin Zonis is a professor emeritus at the Graduate School of Business at The University of Chicago, where he teaches courses on International Political Economy, Leadership and Business Strategy in the Era of E-Commerce.

2  Estimates by the Congressional Budget Office, Medicare trustees, and some private sources are higher.

3  Dirksen has been quoted as saying, "A billion here and a billion there, and pretty soon you're talking real money," but the Dirksen Congressional Center has been unable to verify the statement.

4  Source: American Enterprise Institute for Public Policy Research website, www.aei.org, "Medicare Prescription Drugs: Medical Necessity Meets Fiscal Insanity," by Joseph Antos and Jagadeesh Gokhale. Posted February 17, 2005.

5  Ibid.

6  In the 1920's, Charles Ponzi enticed investors with a bogus investment opportunity that promised a 40% return on their investment in just 90 days. Early investors were paid with dollars from later investors but most lost their money. Ponzi served four years in prison for this fraud, and then proceeded to promote other dubious ventures. He died in a charity ward of a Rio de Janeiro hospital in 1949.

7  Included in testimony on the future of Social Security presented by the Concord Coalition (www.concordcoalition.org) to a Senate special committee on aging, February 3, 2005.

8  The Laffer Curve is used to illustrate the concept of taxable income elasticity, the idea that government can maximize tax revenue by setting tax rates at an optimum point and that neither a 0% tax rate nor a 100% tax rate will generate government revenue. The curve was popularized by U.S. economics professor Arthur Laffer (b. 1940).

9  Congressional Budget Office testimony, "The Long-term Budget Outlook," December 13, 2007.

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Wanger International Select 2007 Annual Report

Performance Review Wanger International Select

Christopher J. Olson
Portfolio Manager

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For daily and most recent month-end performance updates, please call 1-888-4-WANGER.

Wanger International Select ended the year up 21.78%. This return more than doubled the Fund's benchmark index, the S&P/Citigroup World ex-US Cap Range $2-10B Index, which posted a 9.84% annual gain. The Fund's strong outperformance can be largely attributed to its lack of exposure to financial stocks during a volatile period for the sector. Early in the year, we became concerned about the fundamentals of the banks and their operating environment. Higher interest rates, funding concerns, all-time low bad debt levels and overvalued housing markets in a number of countries around the world painted a worsening picture of the financial companies that we owned. Due to our concerns, we sold completely out of all of the Fund's bank holdings.

Big winners in the year included Japan's Nintendo. The stock gained 147% from our initial purchase price early in the year. The company is enjoying very strong demand for its Wii gaming console and associated video games. Potash Corp. of Saskatchewan was another big winner, gaining 201%. The company is the world's largest producer of potash and is benefiting from the positive impact that higher agricultural prices are having on fertilizer prices. Contract drilling companies Atwood Oceanics and Diamond Offshore also posted nice gains in the year on strong demand for their services. Atwood was up over 104% while Diamond Offshore gained 43%. Exchange operators Hong Kong Exchanges and Clearing, up more than 160%, and Singapore Exchange, up 152%, rose as investor dollars from overseas, as well as growing local investment, pushed trading to record levels for these exchanges.

On the downside, new position Uranium One was off more than 29% for the annual period due to a setback in the startup of one of its uranium mines in Kazakhstan. Japanese real estate investment manager Kenedix had the largest 12-month dollar loss, also falling 30% due to rising interest rates in Japan and concerns that real estate will suffer. Irish beverage company C&C Group fell 19% in the Fund before we sold it. Company earnings and sales declined due to increased competition and poor summer weather.

Global equity markets are entering an interesting and potentially volatile period as the United States works through its significant financial problems and enters what appears to be a much slower period of economic growth. We believe that this will impact economies and companies around the world. While this may mean additional risks for investors, we believe it may also give us additional opportunities to pick up some very good companies at compelling prices.

International investments involve greater potential risks, including less or different regulation, currency fluctuations, economic instability and political developments. Investments in small- and mid-cap companies may be subject to greater volatility and price fluctuations because they may be thinly traded and less liquid. Investing in emerging markets may involve greater risks than investing in more developed countries.

Fund's Positions in Mentioned Holdings

As a % of net assets, as of 12/31/07

Nintendo	3.7%
Potash Corp. of Saskatchewan	3.2
Diamond Offshore	3.2
Hong Kong Exchanges and Clearing	2.2
Atwood Oceanics	1.5
Singapore Exchange	1.4
Uranium One	1.3
Kenedix	1.1
C&C Group	0.0

Portfolio holdings are subject to change periodically and may not be representative of current characteristics and holdings.

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Wanger International Select 2007 Annual Report

Growth of a $10,000 Investment in Wanger International Select

Total return for each period,
February 1, 1999 (inception date) through December 31, 2007

This graph compares the results of $10,000 invested in Wanger International Select on February 1, 1999 (the date the Fund began operations) through December 31, 2007, to the S&P/Citigroup World ex-US Cap Range $2-10B Index, with dividends and capital gains reinvested. Performance results reflect any fee waivers or reimbursements of Fund expenses by CWAM or any of its affiliates. Absent these fee waivers or reimbursement arrangements, performance results would have been lower. Performance shown here is past performance, which cannot guarantee future results. Current performance may be higher or lower. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Performance changes over time. Current returns for the Fund may be different than that shown. For daily and most recent month-end performance updates, please contact us at 1-888-4-WANGER.

Results to December 31, 2007

	4th quarter	1 year
Wanger International Select	0.54%	21.78%
S&P/Citigroup World ex-US Cap Range $2-10B Index	-4.33	9.84
MSCI EAFE Index	-1.75	11.17

NAV as of 12/31/07: $28.07

Performance numbers reflect all Fund expenses but do not include any insurance charge imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

The Fund's annual operating expense ratio is 1.19%. The annual operating expense ratio is as stated in the Fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

All results shown assume reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

The S&P/Citigroup World ex-U.S. Cap Range $2-10B Index is a subset of the broad market selected by the index sponsor representing the mid-cap developed market excluding the United States. The Morgan Stanley Capital International Europe, Australia, Far East (MSCI EAFE) Index is a capitalization-weighted index that tracks the total return of common stocks in 21 developed-market countries within Europe, Australia and the Far East. Indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings.

Top 5 Countries

As a % of net assets, as of 12/31/07

Japan	13.7%
Netherlands	10.3
Switzerland	7.5
China	7.1
United Kingdom	6.5

Top 10 Holdings

As a % of net assets, as of 12/31/07

1. Fugro (Netherlands) Oilfield Services	4.8%
2. Nintendo (Japan) Entertainment Software & Hardware	3.7
3. SES Global (France) Satellite Broadcasting Services	3.6
4. Diamond Offshore (United States) Contract Driller	3.2
5. Potash Corp. of Saskatchewan (Canada) World's Largest Producer of Potash	3.2
6. Hexagon (Sweden) Measurement Equipment & Polymers	2.9
7. Impala Platinum Holdings (South Africa) Platinum Group Metals Mining & Refining	2.8
8. Sino Gold (Australia) Gold Mining in The People's Republic of China	2.8
9. Lenovo Group (China) Third Largest PC Vendor Globally	2.8
10. Smith & Nephew (United Kingdom) Medical Equipment & Supplies	2.7

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Wanger International Select 2007 Annual Report

Wanger International Select

Statement of Investments December 31, 2007

Number of Shares		Value
	Common Stocks – 94.7%
	Europe – 49.5%
	Netherlands – 10.3%
46,000	Fugro Oilfield Services	$3,525,954
48,000	QIAGEN (a) Life Science Company; DNA/RNA Purification	1,030,871
26,000	SBM Offshore Builds & Leases Offshore Vessels to Process & Store Crude Oil	815,540
38,619	Aalberts Industries Flow Control & Heat Treatment	761,191
21,700	OPG Groep Health Care Supplies & Pharmacies	599,549
8,400	Boskalis Westminster Dredging & Maritime Contractor	510,289
21,500	Wavin Largest European Plastic Pipe Systems Company	284,392
		7,527,786
	Switzerland – 7.5%
21,000	Kuehne & Nagel Freight Forwarding/Logistics	2,002,111
12,000	Synthes Products for Orthopedic Surgery	1,483,264
2,800	Nobel Biocare Holding Dental Implants & Ceramic Crowns	740,705
2,265	Swatch Group Watch & Electronics Manufacturer	679,069
9,000	Schindler Elevator Manufacturer & Service Provider	575,312
		5,480,461
	United Kingdom – 6.5%
175,000	Smith & Nephew Medical Equipment & Supplies	2,011,969
83,000	Intertek Testing Testing, Inspection, Certification Services	1,627,292
125,000	Informa Group Global Publisher & Event Organizer	1,143,381
		4,782,642

Number of Shares		Value
	Ireland – 5.1%
300,000	United Drug Irish Pharmaceutical Wholesaler & Outsourcer	$1,729,940
60,000	IAWS Group Baked Goods	1,328,125
20,000	CRH Global Building Materials	694,413
		3,752,478
	Sweden – 4.3%
105,000	Hexagon Measurement Equipment & Polymers	2,165,261
290,000	Securitas Systems Commercial Security Installation & Service	1,023,119
		3,188,380
	France – 3.6%
100,000	SES Global Satellite Broadcasting Services	2,622,195
	Germany – 3.5%
12,700	Wincor Nixdorf Retail POS Systems & ATM Machines	1,196,829
3,900	Deutsche Boerse Trading, Clearing, Settlement Services for Financial Markets	769,785
305	Porsche Specialty Automobile Manufacturer	614,635
		2,581,249
	Austria – 2.6%
53,000	Zumtobel Lighting Systems	1,902,421
	Greece – 2.5%
94,000	Intralot Lottery & Gaming Systems & Services	1,852,251

See accompanying notes to financial statements.
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Wanger International Select 2007 Annual Report

Wanger International Select

Statement of Investments December 31, 2007

Number of Shares		Value
	Spain – 2.1%
15,000	Red Electrica de Espana Spanish Power Grid	$942,689
33,000	Prisa Leading Spanish-speaking Publisher	613,579
		1,556,268
	Denmark – 1.5%
10,000	Novozymes Industrial Enzymes	1,128,647
	Total Europe	36,374,778
	Asia – 24.4%
	Japan – 13.7%
4,500	Nintendo Entertainment Software & Hardware	2,732,165
2,350	Jupiter Telecommunications (a) Largest Cable Service Provider in Japan	1,987,975
58,000	Hoya Opto-electrical Components & Eyeglass Lenses	1,851,077
20,000	Ibiden Electronic Parts & Ceramics	1,381,432
173,000	Kansai Paint Paint Producer in Japan, India, China & Southeast Asia	1,254,861
500	Kenedix Real Estate Investment Management	804,533
		10,012,043
	China – 7.1%
2,340,000	Lenovo Group Third Largest PC Vendor Globally	2,068,971
1,484,000	Jiangsu Expressway Chinese Toll Road Operator	1,601,440
507,000	China Shipping Development China's Dominant Shipper for Oil & Coal	1,322,178
26,500	VisionChina Media (a) Advertising on Digital Screens in China's Mass Transit System	225,250
		5,217,839

Number of Shares		Value
	Hong Kong – 2.2%
58,000	Hong Kong Exchanges and Clearing Hong Kong Equity & Derivatives Market Operator	$1,628,233
	Singapore – 1.4%
112,000	Singapore Exchange Singapore Equity & Derivatives Market Operator	1,023,792
	Total Asia	17,881,907
	Other Countries – 19.0%
	South Africa – 6.0%
60,000	Impala Platinum Holdings Platinum Group Metals Mining & Refining	2,069,910
58,000	Naspers Media & Education in Africa & other Emerging Markets	1,365,265
109,000	Uranium One (a) Uranium Mines in South Africa, Kazakhstan, Australia & the U.S.	975,196
		4,410,371
	Canada – 5.5%
16,200	Potash Corp. of Saskatchewan World's Largest Producer of Potash	2,332,152
552,300	Petro Rubiales Energy (a)(b)	803,310
276,150	Petro Rubiales Energy – Warrants (a)(b)	152,352
2,700	Petro Rubiales Energy (a) Oil Production & Exploration in Colombia	3,967
42,000	RONA (a) Leading Canadian Do-it-yourself Retailer	725,568
		4,017,349
	United States – 4.7%
16,500	Diamond Offshore Contract Driller	2,343,000
11,300	Atwood Oceanics (a) Offshore Drilling Contractor	1,132,712
		3,475,712

See accompanying notes to financial statements.
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Wanger International Select 2007 Annual Report

Wanger International Select

Statement of Investments December 31, 2007

Number of Shares or Principal Amount		Value
	Australia – 2.8%
342,000	Sino Gold (a) Gold Mining in The People's Republic of China	$2,069,678
	Total Other Countries	13,973,110
	Latin America – 1.8%
	Brazil – 1.8%
50,100	Bovespa (a) Brazil Equity & Derivative Exchange	965,410
25,300	BM&F (a) Brazilian Derivatives Exchange	355,337
	Total Latin America	1,320,747
Total Common Stocks (Cost: $51,804,634) – 94.7%		69,550,542
Short-Term Obligation – 6.1%
$4,502,000	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/31/07, due 01/02/08 at 3.00%, collateralized by a U.S. Government Agency Obligation maturing 03/05/12, market value $4,593,038 (repurchase proceeds $4,502,750)	4,502,000
Total Short-Term Obligation (Cost: $4,502,000)		4,502,000
Total Investments (Cost: $56,306,634) – 100.8% (c)(d)		74,052,542
Cash and Other Assets Less Liabilities – (0.8)%		(568,017)
Total Net Assets – 100.0%		73,484,525

Notes to Statement of Investments:

(a)  Non-income producing security.

(b)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities, are valued in good faith by the Board of Trustees. At December 31, 2007, these securities amounted to $955,662 which represents 1.30% of total net assets. Additional information on these securities is as follows:

Security	Acquisition Dates	Shares/ Par	Cost	Value
Petro Rubiales Energy	7/12/2007	552,300	$369,594	$803,310
Petro Rubiales Energy – Warrants	7/12/2007	276,150	78,779	152,352
			$448,373	$955,662

(c)  At December 31, 2007, for federal income tax purposes cost of investments was $56,327,694 and net unrealized appreciation was $17,724,848 consisting of gross unrealized appreciation of $20,682,842 and gross unrealized depreciation of $2,957,994.

(d)  On December 31, 2007, the Fund's total investments were denominated in currencies as follows:

Currency	Value	% of Net Assets
Euro Dollars	$21,794,649	29.7
U.S. Dollars	10,535,114	14.3
Japanese Yen	10,012,043	13.6
Swiss Francs	5,480,461	7.5
British Pounds	4,782,642	6.5
Other currencies less than 5% of total net assets	21,447,633	29.2
Cash and other assets less liabilities	(568,017)	(0.8)
	$73,484,525	100.0

See accompanying notes to financial statements.
8

Wanger International Select 2007 Annual Report

Wanger International Select

Portfolio Diversification December 31, 2007

At December 31, 2007, the Fund's portfolio investments as a percent of net assets was diversified as follows:

	Value	Percent
Information
Financial Processors	$3,421,811	4.7%
Computer Hardware & Related Equipment	3,265,800	4.4
Comnsumer Software	2,732,165	3.7
Satellite Broadcasting & Services	2,622,195	3.6
CATV	1,987,975	2.7
Semiconductors & Related Equipment	1,851,077	2.5
Publishing	1,756,960	2.4
TV Broadcasting	1,365,265	1.9
Advertising	225,250	0.3
	19,228,498	26.2
Energy & Minerals
Oil Services	8,327,495	11.3
Mining	7,446,936	10.1
Oil & Gas Producers	959,628	1.3
	16,734,059	22.7
Industrial Goods & Services
Conglomerates	4,307,884	5.9
Other Industrial Services	4,204,715	5.7
Industrial Materials & Specialty Chemicals	2,667,900	3.6
Electrical Components	1,902,421	2.6
Outsourcing Services	1,023,119	1.4
Construction	694,413	0.9
	14,800,452	20.1

	Value	Percent
Health Care
Medical Equipment & Devices	$4,235,938	5.8%
Pharmaceuticals	1,729,940	2.4
Medical Supplies	1,030,871	1.4
Health Care Services	599,549	0.8
	7,596,298	10.4
Consumer Goods & Services
Casinos & Gaming	1,852,251	2.5
Food & Beverage	1,328,125	1.8
Other Durable Goods	1,293,703	1.8
Retail	725,569	1.0
	5,199,648	7.1
Other Industries
Transportation	2,923,618	4.0
Regulated Utilities	942,689	1.3
Real Estate	804,533	1.1
	4,670,840	6.4
Finance
Brokerage & Money Management	1,320,747	1.8
	1,320,747	1.8
Total Common Stocks	69,550,542	94.7
Short-Term Obligation	4,502,000	6.1
Total Investments	74,052,542	100.8
Cash and Other Assets Less Liabilities	(568,017)	(0.8)
Net Assets	73,484,525	100.0

See accompanying notes to financial statements.
9

Wanger International Select 2007 Annual Report

Statement of Assets and Liabilities
December 31, 2007

Assets:
Investments, at cost	$56,306,634
Investments, at value	$74,052,542
Cash	717
Foreign currency (cost of $41)	41
Receivable for:
Fund shares sold	1,014
Interest	375
Dividends	58,134
Foreign tax reclaims	6,959
Other assets	8
Total Assets	74,119,790
Liabilities:
Payable for:
Investments purchased	227,385
Fund shares repurchased	304,313
Investment advisory fee	58,729
Administration fee	3,124
Transfer agent fee	12
Trustees' fees	94
Audit fee	12,950
Custody fee	7,933
Reports to shareholders	14,639
Chief compliance officer expenses	104
Trustees' deferred compensation plan	4,244
Other liabilities	1,738
Total Liabilities	635,265
Net Assets	$73,484,525
Composition of Net Assets:
Paid-in capital	$41,093,411
Undistributed net investment income	214,513
Accumulated net realized gain	14,429,409
Net unrealized appreciation on:
Investments	17,745,908
Foreign currency translations	1,284
Net Assets	$73,484,525
Fund Shares Outstanding	2,617,838
Net asset value, offering price and redemption price per share	$28.07

Statement of Operations
For the Year Ended December 31, 2007

Investment Income:
Dividends (net of foreign taxes withheld of $58,485)	$945,683
Interest	125,052
Total Investment Income	1,070,735
Expenses:
Investment advisory fee	670,269
Administration fee	15,232
Transfer agent fee	147
Reports to shareholders	26,210
Trustees' fees	5,797
Custody fee	50,348
Chief compliance officer expenses (See Note 4)	8,958
Other expenses (See Note 5)	37,216
Total Expenses	814,177
Custody earnings credit	(30)
Net Expenses	814,147
Net Investment Income	256,588
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency:
Net realized gain (loss) on:
Investments	14,886,293
Foreign currency transactions	(19,990)
Net realized gain	14,866,303
Net change in unrealized depreciation on:
Investments	(1,765,722)
Foreign currency translations	(24)
Net change in unrealized depreciation	(1,765,746)
Net Gain	13,100,557
Net Increase in Net Assets from Operations	$13,357,145

See accompanying notes to financial statements.
10

Wanger International Select 2007 Annual Report

Statement of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2007	2006
Operations:
Net investment income	$256,588	$259,835
Net realized gain on investments and foreign currency transactions	14,866,303	9,092,683
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(1,765,746)	7,550,578
Net Increase in Net Assets from Operations	13,357,145	16,903,096
Distributions to Shareholders:
From net investment income	(491,093)	(154,737)
From net realized gains	(7,887,030)	—
Total Distributions to Shareholders	(8,378,123)	(154,737)
Share Transactions:
Subscriptions	13,254,652	20,098,821
Distributions reinvested	8,378,123	154,737
Redemptions	(15,721,645)	(18,433,819)
Net Increase from Share Transactions	5,911,130	1,819,739
Total Increase in Net Assets	10,890,152	18,568,098
Net Assets:
Beginning of period	62,594,373	44,026,275
End of period	73,484,525	62,594,373
Undistributed net investment income at end of period	214,513	56,352

See accompanying notes to financial statements.
11

Wanger International Select 2007 Annual Report

Financial Highlights

	Year Ended December 31,
Selected data for a share outstanding throughout each period	2007	2006	2005		2004	2003
Net Asset Value, Beginning of Period	$26.62	$19.63	$17.19		$13.87	$9.86
Income from Investment Operations:
Net investment income (a)	0.10	0.11	0.13		0.04	0.04
Net realized and unrealized gain on investments and foreign currency transactions	4.92	6.94	2.66		3.33	4.01
Total from Investment Operations	5.02	7.05	2.79		3.37	4.05
Less Distributions to Shareholders:
From net investment income	(0.21)	(0.06)	(0.35)		(0.05)	(0.04)
From net realized gains	(3.36)	—	—		—	—
Total Distributions to Shareholders	(3.57)	(0.06)	(0.35)		(0.05)	(0.04)
Net Asset Value, End of Period	$28.07	$26.62	$19.63		$17.19	$13.87
Total Return (b)	21.78%	36.00%	16.43	% (c)	24.34%	41.24	% (c)
Ratios to Average Net Assets:
Net expenses (d)	1.18%	1.19%	1.32%		1.43%	1.45%
Net investment income (d)	0.37%	0.47%	0.76%		0.29%	0.39%
Waiver	—	—	0.00	% (e)	—	0.09%
Portfolio turnover rate	69%	61%	48%		71%	59%
Net assets, end of period (000's)	$73,485	$62,594	$44,026		$35,232	$26,928

(a)  Net investment income per share was based upon the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Had the investment adviser not waived a portion of expenses, total return would have been reduced.

(d)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(e)  Rounds to less than 0.01%.

See accompanying notes to financial statements.
12

Wanger International Select 2007 Annual Report

Notes to Financial Statements

1.  Nature of Operations

Wanger International Select (the "Fund") is a series of Wanger Advisors Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The investment objective of the Fund is to seek long-term growth of capital. The Fund is available only for allocation to certain life insurance company separate accounts established for the purpose of funding qualified and non-qualified variable annuity contracts and variable life insurance policies and may also be offered directly to certain types of pension plans and retirement arrangements.

2.  Significant Accounting Policies

Security valuation

Securities of the Fund are valued at market value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at a fair value determined in accordance with procedures established by the Board of Trustees. A security traded on a securities exchange or in an over-the-counter market in which transaction prices are reported is valued at the last sales price at the time of valuation. A security traded principally on NASDAQ is valued at the NASDAQ official closing price. A security for which there is no reported sale on the valuation date is valued at the latest bid quotation. A short term debt obligation having a maturity of 60 days or less from the valuation date is valued at amortized cost, which approximates fair value. A security for which a market quotation is not readily available and any other assets are valued in accordance with procedures established by the Board of Trustees. The Trust has retained an independent statistical fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time as of which the securities are to be valued. If a security is valued at fair value, that value may be different from the last quoted market price for the security.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is evaluating the impact the application of SFAS 157 will have on the Fund's financial statement disclosures.

Repurchase agreements

The Fund may engage in repurchase agreement transactions. The Fund, through its custodians, receives delivery of underlying securities collateralizing each repurchase agreement. The Fund's custodian determines that the value of the underlying securities is at all times at least equal to the resale price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Foreign currency translations

Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

Security transactions and investment income

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on the accrual basis and includes amortization of discounts on debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are recorded on an identified cost basis.

Awards, if any, from class action litigation related to securities owned may be recorded as a reduction of cost of those securities. If the applicable securities are no longer owned, the proceeds are recorded as realized gains.

Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

Fund share valuation

Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange ("the Exchange") on each day the Exchange is open for trading by dividing the total value of the Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding.

Custody fees/Credits

Custody fees are reduced based on the Fund's cash balances maintained with the custodian. The amount is disclosed as a reduction of total expenses in the Statement of Operations.

Federal income taxes

The Fund has complied with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distributes all its taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Foreign capital gains taxes

Realized gains on certain countries may be subject to foreign taxes at the fund level, at rates ranging from 10%-15%. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

Distributions to shareholders

Distributions to shareholders are recorded on the ex-date.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also under the Trust's organizational documents, the Trustees and Officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

3.  Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from

13

Wanger International Select 2007 Annual Report

Notes to Financial Statements, continued

GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2007, permanent book and tax basis differences resulting primarily from differing treatments for foreign currency transactions and passive foreign investment companies ("PFIC") adjustments were identified and reclassified among the components of the Fund's net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Gain/(Loss)	Paid-In Capital
$392,666	$(392,666)	—

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2007 and December 31, 2006 were as follows:

	December 31, 2007	December 31, 2006
Distributions paid from:
Ordinary Income*	$1,250,481	$154,737
Long Term Capital Gains	7,127,642	—

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of December 31, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation*
$2,993,666	$11,671,315	$17,724,848

* The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales and PFIC adjustments.

The Funds adopted Financial Accounting Standards Board ("FASB") Interpretation No. 48, Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109 ("FIN 48") effective June 29, 2007. FIN 48 requires management to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. FIN 48 must be applied to all existing tax positions upon initial adoption and the cumulative effect, if any, is to be reported as an adjustment to net assets. Management has evaluated the known implications of FIN 48 on its computation of net assets for the Fund. As a result of this evaluation, management believes that FIN 48 does not have any effect on the Fund's financial statements. However, management's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

4.  Transactions With Affiliates

Columbia Wanger Asset Management, L.P., ("CWAM") is a wholly owned subsidiary of Columbia Management Group, LLC, which in turn is an indirect wholly owned subsidiary of Bank of America Corporation ("BOA"). CWAM furnishes continuing investment supervision to the Fund and is responsible for the overall management of the Fund's business affairs.

Effective August 1, 2007, under the Fund's investment advisory agreement, fees are accrued daily based on the Fund's average daily net assets and paid monthly to CWAM at the annual rates shown in the table below:

Average Daily Net Assets	Annual Fee Rate
Up to $500 million	0.94%
$500 million and over	0.89%

Prior to August 1, 2007, as provided under the Fund's investment advisory agreement, fees were accrued daily based on the Fund's average daily net assets and paid monthly to CWAM as the annual rate of 0.99%.

For the year ended December 31, 2007, the Fund's effective investment advisory fee rate was 0.97%.

Through April 30, 2008, CWAM will reimburse the Fund to the extent that ordinary operating expenses (including custodial charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, exceed an annual percentage of 1.45% of average daily net assets. There was no reimbursement for the year ended December 31, 2007.

CWAM provides administrative services and receives an administration fee from the Fund. Prior to August 1, 2007, administrative services were covered under the Fund's investment advisory agreement in place between the Fund and CWAM. Effective August 1, 2007, under the Fund's new administration agreement, which provides the same types of administrative services that were provided under the investment advisory agreement, fees are accrued daily and paid monthly to CWAM at the annual rate of 0.05%. Accordingly, the investment advisory fees were decreased by 0.05% across all asset levels effective August 1, 2007 as well.

For the year ended December 31, 2007, the Fund's effective administration fee rate was 0.02%.

Certain officers and trustees of the Trust are also officers of CWAM. The Trust makes no direct payments to its officers and trustees who are affiliated with CWAM.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund will pay its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. These expenses are disclosed separately as "Chief compliance officer expenses" in the Statement of Operations.

The Trust offers a deferred compensation plan for its independent trustees. Under that plan, a trustee may elect to defer all or a portion of his or her compensation. Amounts deferred are retained by the Trust and represent an unfunded obligation of the Trust. The value of amounts deferred is determined by reference to the change in value of Class Z shares of one or more series of the Columbia Acorn Trust or a money market fund as specified by the trustee. Benefits under the deferred compensation plan are payable when the trustee ceases to be a member of the Board of Trustees.

Columbia Management Distributors, Inc. (the "Distributor"), a wholly owned subsidiary of BOA, serves as the principal underwriter of the Trust and receives no compensation for its services.

Columbia Management Services, Inc. (the "Transfer Agent"), a wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as subtransfer agent. For such services, the Transfer Agent receives a fee, paid

14

Wanger International Select 2007 Annual Report

Notes to Financial Statements, continued

monthly, at the annual rate of $21.00 per open account. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

During the year ended December 31, 2007, the Fund had no purchases or sales transactions with Funds that have a common investment adviser.

5.  Borrowing Arrangements

The Trust participates in a $150 million credit facility, which was entered into to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.08% per annum of the unutilized line of credit is accrued and apportioned among the participating funds based on their relative net assets. The commitment fee is included in "Other expenses" in the Statement of Operations. No amounts were borrowed by the Fund under this facility during the year ended December 31, 2007.

6.  Fund Share Transactions

Proceeds and payments on Fund shares as shown in the Statement of Changes in Net Assets are in respect of the following numbers of shares:

	Year ended December 31, 2007	Year ended December 31, 2006
Shares sold	497,815	919,957
Shares issued in reinvestment of dividend distributions	363,318	7,482
Less shares redeemed	(595,024)	(818,880)
Net increase in shares outstanding	266,109	108,559

7.  Investment Transactions

The aggregate cost of purchases and proceeds from sales other than short-term obligations for the year ended December 31, 2007 were $45,805,967 and $50,368,475, respectively.

8.  Legal Proceedings

CWAM, Columbia Acorn Trust (another mutual fund family advised by CWAM), and the trustees of Columbia Acorn Trust (collectively, the "Columbia defendants") are named as defendants in class and derivative complaints that have been consolidated in a Multi-District Action (the "MDL Action") in the federal district court of Maryland. These lawsuits contend that defendants permitted certain investors to market time their trades in certain Columbia Acorn Funds. The MDL Action is ongoing. However, all claims against Columbia Acorn Trust and the independent trustees of Columbia Acorn Trust have been dismissed.

Columbia Acorn Trust and CWAM are also defendants in a class action lawsuit that alleges, in summary, that Columbia Acorn Trust and CWAM exposed shareholders of Columbia Acorn International Fund to trading by market timers by allegedly: (a) failing to properly evaluate daily whether a significant event affecting the value of the fund's securities had occurred after foreign markets had closed but before the calculation of the fund's net asset value ("NAV"); (b) failing to implement the fund's portfolio valuation and share pricing policies and procedures; and (c) failing to know and implement applicable rules and regulations concerning the calculation of NAV (the "Fair Valuation Lawsuit"). The Seventh Circuit ruled that the plaintiffs' state law claims were preempted under federal law resulting in the dismissal of plaintiffs' complaint. Plaintiffs appealed the Seventh Circuit's ruling to the United States Supreme Court. The Supreme Court reversed the Seventh Circuit's ruling on jurisdictional grounds and the case was ultimately remanded to the state court.

On March 21, 2005, a class action complaint was filed against the Columbia Acorn Trust and CWAM seeking to rescind the CDSC assessed upon redemption of Class B shares of Columbia Acorn Funds due to the alleged market timing of the Columbia Acorn Funds (the "CDSC Lawsuit"). In addition to the rescission of sales charges, plaintiffs seek recovery of actual damages, attorneys' fees and costs. The case had been transferred to the MDL Action in the federal district court of Maryland.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL Action, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL Action described above, including the CDSC and Fair Valuation Lawsuits. The settlement is subject to court approval.

CWAM, the Columbia Acorn Funds and the Trustees of the Trust are also defendants in a consolidated lawsuit filed in the federal district court of Massachusetts alleging that CWAM used Fund assets to make undisclosed payments to brokers as an incentive for the brokers to market the Funds over other mutual funds to investors. The complaint alleges CWAM and the Trustees of Columbia Acorn Trust, along with certain affiliated entities and individuals, breached certain common law duties and federal laws.

On November 30, 2005, the judge dismissed all claims by plaintiffs and entered final judgment in favor of the defendants. The plaintiffs appealed to the United States Court of Appeals for the First Circuit on December 30, 2005. A stipulation and settlement agreement dated January 19, 2007 was filed in the First Circuit on February 14, 2007, with a joint stipulation of dismissal and motion for remand to obtain district court approval of the settlement. That joint motion was granted and the appeal was dismissed. On March 6, 2007, the case was remanded to the federal district court. The settlement, approved by the federal district court on September 18, 2007, became effective October 19, 2007. Pursuant to the settlement, the funds' adviser and/or its affiliates made certain payments, including plaintiffs' attorneys' fees and costs of notice to class members.

The Trust and CWAM intend to defend these suits vigorously.

As a result of these matters, or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of Columbia Acorn fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Columbia Acorn funds. However, based on currently available information, the Columbia Acorn Trust believes that the likelihood that these lawsuits will have a material adverse impact on any fund is remote, and CWAM believes that the lawsuits are not likely to materially affect its ability to provide investment management services to the funds.

15

Wanger International Select 2007 Annual Report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Wanger International Select,

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Wanger International Select (a series of the Wanger Advisors Trust, hereinafter referred to as the "Fund") at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The December financial highlights of the Fund for the period ended December 31, 2003 were audited by other independent auditors whose report dated February 6, 2004 expressed an unqualified opinion on those financial statements.

PricewaterhouseCoopers LLP
Chicago, Illinois
February 20, 2008

16

Wanger International Select 2007 Annual Report

Federal Income Tax Information (Unaudited)

For the fiscal year ended December 31, 2007, the Fund designated long-term capital gains of $11,680,663.

Foreign taxes paid during the fiscal year ended December 31, 2007, amounting to $58,485 ($0.02 per share) are expected to be passed through to shareholders as 100% allowable foreign tax credits for the year ending December 31, 2007.

17

Wanger International Select 2007 Annual Report

[Excerpt from:]

Wanger Advisors Trust

Management Fee Evaluation of the Senior Officer

Prepared Pursuant to the New York Attorney General's
Assurance of Discontinuance

June 2007

18

Wanger International Select 2007 Annual Report

Introduction

The New York Attorney General's Assurance of Discontinuance ("Order") entered into by Columbia Management Advisors, Inc. ("CMAI") and Columbia Management Distributors, Inc., ("CMDI" and collectively with "CMAI," "CMG") in February 2005, allows CMAI to manage or advise a mutual fund only if the trustees of the fund appoint a "Senior Officer" to perform specified duties and responsibilities. One of these responsibilities includes "managing the process by which proposed management fees (including but not limited to, advisory fees) to be charged the [Funds] are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance."

This is the first year that the Columbia Acorn Trust and Wanger Advisors Trust (collectively, the "Trusts") and each series thereof (the "Acorn Funds," "WAT Funds" or collectively, the "Funds") have been overseen by the same Board of Trustees ("Board"). The Order provides that this Board must determine the reasonableness of proposed "management fees" by using either an annual competitive bidding process supervised by the Senior Officer or Independent Fee Consultant, or by obtaining "an annual independent written evaluation prepared by or under the direction of the Senior Officer or the Independent Fee Consultant."

"Management fees" are only part of the costs and expenses paid by mutual fund shareholders. The expenses can vary depending upon the class of shares held but usually include: (1) investment management or advisory fees to compensate analysts and portfolio managers for stock research and portfolio management, as well as the cost of operating a trading desk; (2) administrative expenses incurred to prepare registration statements and tax returns, calculate the Funds' net asset values, maintain effective compliance procedures and perform recordkeeping services; (3) transfer agency costs for establishing accounts, accepting and disbursing funds, as well as overseeing trading in Fund shares; (4) custodial expenses incurred to hold the securities purchased by the Funds; and (5) distribution expenses, including commissions paid to brokers that sell the Fund shares to investors.

Columbia Wanger Asset Management, L.P. ("CWAM"), the adviser to the Funds, has proposed that with respect to the Acorn Funds, the Columbia Acorn Trust continue the existing separate agreements governing the first two categories listed above: an advisory agreement governing portfolio management, and an administration agreement governing certain administration and clerical services. Together the fees paid under these two agreements are referred to as "management fees." CWAM proposes that the WAT Funds continue the existing single agreement governing both investment advisory and administrative services. A single management fee would cover both services. Other fund expenses are governed by separate agreements, in particular agreements with two CWAM affiliates: CMDI, the broker-dealer that underwrites and distributes the Funds' shares, and Columbia Management Services, Inc. ("CMSI"), the Funds' transfer agent. In conformity with the terms of the Order, this evaluation, therefore, addresses only the advisory and administrative contracts, and does not extend to the other agreements.

According to the Order, the Senior Officer's evaluation must consider at least the following:

(1)  Management fees (including components thereof) charged to institutional and other clients of CWAM for like services;

(2)  Management fees (including any components thereof) charged by other mutual fund companies for like services;

(3)  Costs to CWAM and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit;

(4)  Profit margins of CWAM and its affiliates from supplying such services;

(5)  Possible economies of scale as the Funds grow larger; and

(6)  The nature and quality of CWAM's services, including the performance of each Fund.

In 2004, the Boards of the two Trusts, then separate groups, each appointed me Senior Officer under the Order. They also determined not to pursue a competitive bidding process and instead, charged me with the responsibility of evaluating the Funds' proposed advisory and administrative fee contracts with CWAM in conformity with the requirements of the Order. This Report is an annual evaluation required under the Order. In discharging their responsibilities, the independent Trustees have also consulted independent, outside counsel.

2007 Evaluation

This is the third annual evaluation prepared in connection with the Order. This evaluation follows the same structure as the earlier studies. Some areas are given more emphasis here, while others are given less. Still, the fundamental information gathered for this evaluation is largely the same as past years.

Process and Independence

The objectives of the Order are to insure the independent evaluation of the advisory fees paid by the Funds as well as to insure that all relevant factors are considered. In my view, this contract renewal process has been conducted at arms-length and with independence in gathering, considering and evaluating all relevant data. At the outset of the process, the Trustees sought and obtained from CWAM and CMG a comprehensive compilation of data regarding Fund performance and expenses, adviser profitability, and other information. The Board evaluated this information thoroughly and also explored CWAM's potential capacity restraints. Performance and expense data was obtained from both Morningstar and Lipper, the leading consultants in this area. The rankings prepared by Morningstar and Lipper were independent and not influenced by the adviser. CWAM itself identified what it considers competing funds, and the Trustees considered that data as well.

In the course of its work, the Contract Committee gave careful consideration to the conclusions and recommendations contained in last year's evaluation. The Contract Committee gave particular emphasis to the issue of whether economies of scale were appropriately reflected in the Funds' fee schedules. Last year, the

19

Wanger International Select 2007 Annual Report

Board sought and CWAM agreed to additional breakpoints for two Funds, Acorn USA and Acorn Select. These breakpoints are above current asset levels, but clearly operate to share economies of scale with Fund shareholders. This year, at the Board's request, CWAM has proposed additional breakpoints for the WAT Funds, and Acorn International Select. This proposal is under consideration by the Board.

My evaluation of the advisory contract was shaped, as it was last year, by my experience as Chief Compliance Officer of the Trusts ("CCO"). As CCO, I report solely to the Board and have no reporting obligation to or employment relationship with CMG or its affiliates, except for administrative purposes. I have commented on compliance matters in evaluating the quality of service provided by CWAM.

This Report, its supporting materials and the data contained in other materials submitted to the Contract Committee of the Board, in my view, provide a thorough factual basis upon which the Board, in consultation with independent counsel as it deems appropriate, may conduct management fee negotiations that are in the best interests of the Funds' shareholders.

The Fee Reductions Mandated under the Order

Under the terms of the Order, CMG agreed to secure certain management fee reductions for the mutual funds advised by its affiliate investment advisers. In some instances, breakpoints were also established. Although neither CWAM nor the Trusts was a party to the Order, CWAM offered and the Board accepted certain advisory fee reductions during 2005. By the terms of the Order, these fees may not be increased before November 30, 2009. I have used these advisory fee levels — as modified last year to add certain breakpoints for Acorn USA and Acorn Select — in this evaluation because they are the fees in the current agreements that CWAM proposes should be continued. Hence, these fee levels are the starting point of an evaluation.

Conclusions

My review of the data and other material above leads to the following conclusions with respect to the factors identified in the Order.

1.  Performance. The domestic Funds generally have achieved outstanding performance. The Acorn Fund, Acorn USA, Acorn Select, Wanger Select and Wanger US Smaller Companies all rank very favorably against their peers over the past five years. Although Acorn USA and Wanger US Smaller Companies had a difficult year in 2006, these returns are not characteristic of these funds, both of which have shown improved performance during the first quarter of 2007. The international Funds have relatively weaker long term records than the domestic funds, but recently have improved significantly and their one year rankings are excellent. Overall then, performance of the Funds is excellent.

2.  Management Fees relative to Peers. The management fee rankings for several of the Acorn Funds are generally more favorable to shareholders than those of their peer group funds. Management fees do, however, vary by Fund. Acorn Fund is the least expensive and the Acorn USA the most expensive. Acorn Fund is very competitive, while Acorn USA and Acorn Select were ranked by both Lipper and Morningstar at or below the median, and therefore impose higher fees than do the majority of their competitors. The WAT Funds also lag their competitors and impose higher fees than their peers.

3.   Administrative Fees. The Acorn Funds' administrative fee, which is uniform across all Funds, is at a level comparable to or less expensive than the fees imposed by their peers, provides for appropriate services to Funds, and affords breakpoints that lower the fee as assets increase. The WAT Funds pay a single fee for advisory and administrative services and hence do not benefit from administrative fee breakpoints, nor is it possible to assess their administrative costs relative to competitors.

4.   Management Fees relative to Institutional and Other Mutual Fund Accounts. CWAM's focus is on its mutual funds. It does not actively seek to manage separate or institutional accounts. The few institutional accounts it does manage vary in rate structures. Some pay advisory fees commensurate with or higher than the Acorn and WAT Funds. In a few instances, however, institutional accounts pay lower advisory fees than do the Acorn Funds. One particular institutional account is significant in size and has been under CWAM's management for over 25 years.

5.   Costs to CWAM and its Affiliates. CWAM's direct costs do not appear excessive. Overhead and indirect costs allocated to CWAM by its parent organizations, however, are significant and increasing. CWAM's affiliates report operating losses and therefore do not appear to profit from CWAM's advisory agreement with the Funds.

6.   Profit Margins. CWAM's firm-wide, pre-marketing expense profit margins are at the top of the industry, though these comparisons are hampered by limited industry data. High profit margins are not unexpected for firms that manage large, successful funds and have provided outstanding investment performance for investors.

7.   Economies of Scale. Economies of scale do exist at CWAM and will expand as the assets of the Funds get larger. They are, however, only partially reflected in the management fee schedule for the Acorn Funds and not reflected at all in two of the four WAT Funds. Breakpoints above current asset levels have, however, been added to the more expensive funds, Acorn Select and Acorn USA. Nonetheless, if Fund assets continue to grow, under the Funds' current fee schedules, all Fund shareholders might not benefit in a manner generally commensurate with CWAM's increased profits. Management has proposed additional breakpoints for some of the Funds that, if implement, would result in greater sharing of economies of scale.

20

Wanger International Select 2007 Annual Report

8.   Nature and Quality of Services. This category includes a variety of considerations that are difficult to quantify, yet can have a significant bearing on the performance of the Acorn Funds. Several areas merit comment.

  a.  Capacity. The Funds have continued to grow, posing ever greater challenges in deploying assets effectively. While trends here merit continued monitoring, CWAM appears to be managing assets effectively.

  b.  Compliance. CWAM has a reasonably designed compliance program that protects shareholders.

  c.   Administrative Services. The Funds benefit from a variety of administrative services that are performed by CWAM and CMAI.

9.  Process. In my opinion, the process of negotiating an advisory contract for the Funds has been conducted thoroughly and at arms' length. Further, the Trustees have sufficient information to evaluate management's proposal, and negotiate contract terms that are in the best interests of fund shareholders.

Recommendations
(with respect to the Wanger Funds)

I believe the Trustees should:

1.   Continue to consider additional ways to restructure the advisory fee beyond the current breakpoint schedule to reflect more fully economies of scale.

2.   Consider unbundling of the advisory and administrative fees paid by the WAT Funds.

3.   Review the disparity in management fee levels between the Acorn International Fund and its related annuity-based fund, WAT International Small Cap Fund.

4.   Continue to monitor CWAM's capacity limitations to insure that the Funds' expanding assets do not impair investment performance.

Robert P. Scales
Senior Vice President,
Chief Legal Officer
and General Counsel
June 18, 2007

21

Wanger International Select 2007 Annual Report

Board Approval of the Advisory Agreement

Wanger Advisors Trust (the "Trust") has an investment advisory agreement (the "Advisory Agreement") with Columbia Wanger Asset Management, L.P. ("CWAM") under which CWAM manages the Wanger Advisors Funds (the "Funds"). The trustees of the Trust, more than seventy five percent of whom have never been affiliated with CWAM ("Independent Trustees"), oversee the management of each Fund and, as required by law, determine at least annually whether to continue the Advisory Agreement for each Fund.

The Contract Committee of the board of trustees (the "Committee"), which is comprised of six Independent Trustees, makes recommendations to the board regarding any proposed continuation of the Advisory Agreement. After the Committee has made its recommendation, the full board determines whether to approve the continuation of the Advisory Agreement. In addition, the board considers matters bearing on the Advisory Agreement at most of its other meetings throughout the year and meets at least quarterly with the portfolio managers employed by CWAM.

In connection with their most recent consideration of the Advisory Agreement for each Fund, the Committee and all trustees received and reviewed a substantial amount of information provided by CWAM in response to requests of the Independent Trustees and their counsel. Throughout their consideration of the Advisory Agreement, the Independent Trustees were advised by their independent legal counsel. At each of the meetings at which the Committee or the Independent Trustees considered the Advisory Agreement, they met with management and also met separately in executive session with their counsel.

The materials reviewed by the Committee and the trustees included, among other items, (i) information on the investment performance of each Fund and the performance of peer groups of funds and of the Fund's performance benchmarks, (ii) information on each Fund's advisory fees and other expenses, including information comparing the Fund's fees and expenses to those of peer groups of funds and information about any applicable expense limitations and fee "breakpoints," (iii) data on sales and redemptions of Fund shares and (iv) information on the profitability to CWAM and its affiliates of their relationships with the Funds and potential "fall-out" or ancillary benefits that CWAM and its affiliates may receive as a result of their relationships with the Funds. They also considered other information such as (i) CWAM's financial results and financial condition, (ii) each Fund's investment objective and strategies; (iii) the size, education and experience of CWAM's investment staff and its use of technology, external research and trading cost measurement tools, (iv) the allocation of the Funds' brokerage, if any, including allocations to brokers affiliated with CWAM, and the use of "soft" commission dollars to pay for research products and services, (v) the resources devoted to, and the record of compliance with, the Funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies and (vi) the economic outlook generally and for the mutual fund industry in particular. In addition, the trustees conferred with, and reviewed the Management Fee Evaluation (the "Fee Evaluation") prepared by, the Trust's chief compliance officer, who also serves as the Trust's "Senior Officer" as contemplated by the Assurance of Discontinuance dated February 9, 2005 among affiliates of CWAM and the Office of the New York Attorney General. [A summary of the Fee Evaluation is included in this report.] Throughout the process, the trustees had the opportunity to ask questions of and request additional materials from CWAM.

On July 17, 2007, the board of trustees unanimously approved (a) a new administration agreement between the Trust and CWAM, pursuant to which CWAM, for a fee at the annual rate of 0.05% of average daily net assets of the Trust, provides to the Trust the types of administrative services that were currently being provided to the Trust under the Advisory Agreement and(b) the continuation of the Advisory Agreement through July 31, 2008, with amendments to the fee schedule to provide (i) a corresponding 0.05% reduction in the annual rate of fee as a result of entering into the administration agreement and (ii) additional breakpoints, as described below. The approval followed Committee meetings held in February, May, June and July 2007.

In considering the continuation of the Advisory Agreement (and entering into the new administration agreement), the trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the trustees' determination to approve the continuation of the Advisory Agreement (and entering into the new administration agreement) are discussed separately below.

Nature, quality and extent of services. The trustees reviewed the nature, quality and extent of the services of CWAM and its affiliates to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge the trustees gained from their regular meetings with management on at least a quarterly basis. In addition, the trustees reviewed the available resources and key personnel of CWAM and its affiliates, especially those who provide investment management services to the Funds. The trustees also considered other services provided to the Funds by CWAM and its affiliates, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Funds' administrator, monitoring adherence to the Funds' investment restrictions, producing shareholder reports, providing support services for the board and board committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations. With respect to the provision of administrative services, the trustees believed it was more appropriate for those same services to be provided to the Trust pursuant to a separate administration agreement.

The trustees concluded that: the nature, quality and extent of the services provided by CWAM and its affiliates to each Fund were appropriate and consistent with the terms of the Advisory Agreement; that the quality of those services had been consistent with or superior to quality norms in the industry; and that the Funds were likely to benefit from the continued provision of those services. They also concluded that each of CWAM and its affiliates currently had sufficient personnel, with appropriate education and experience, to serve the Funds effectively and had demonstrated their continuing ability to attract and retain well qualified personnel.

Performance of the Funds. At various meetings of the board, of the Committee and of the board's investment performance analysis committee, the trustees considered the short-term and longer-term performance of each Fund. They reviewed information comparing each Fund's performance with the performance of the Fund's benchmark and with the performance of comparable funds and peer groups as identified by Lipper Inc. ("Lipper") and Morningstar Associates, LLC ("Morningstar"). They noted that, among the domestic Funds, Wanger Select had outperformed its respective benchmark and Lipper and Morningstar peers for the relevant periods. Wanger U.S. Smaller Companies suffered weak performance compared to its benchmark in 2006 and ranked toward the bottom of its peer group for that period. Notwithstanding that performance, that Fund's performance approximated, or was ahead of, its benchmark for the most recent three, five and ten year periods. The trustees also discussed the performance of the international Funds, noting that both of the international Funds had shown improvement over recent years. During the contract renewal process, the trustees concluded that, although past performance is not necessarily indicative of future results, the Funds' strong overall performance record was an important factor in their evaluation of the quality of services provided by CWAM under the Advisory Agreement.

Costs of Services and Profits Realized by CWAM. At various Committee meetings and other informal meetings, the trustees examined detailed information on fees and expenses of each Fund in comparison to information

22

Wanger International Select 2007 Annual Report

Board Approval of the Advisory Agreement

for other comparable funds provided by Lipper and Morningstar. As noted in the Fee Evaluation, the contractual rates of investment advisory fees and the actual advisory fees for some of the Funds were higher than the median advisory fees of their respective peer groups (particularly with respect to Wanger U.S. Smaller Companies and Wanger Select). The trustees also considered the management fees of the Wanger Advisors Funds relative to those of the Columbia Acorn Trust funds, a group of funds with similar investment strategies overseen by the same trustees and also managed by CWAM. In addition, the Committee and the Board had extensive discussions about the appropriateness of the 0.05% fee for administrative services.

The Board and CWAM approved amendments to the Advisory Agreement to (a) provide a 0.05% reduction in the fee schedule for each Fund in response to entering into the new administration agreement and (b) to establish additional breakpoints for (i) Wanger U.S. Smaller Companies at 0.80% on net asset levels over $2 billion, (ii) Wanger Select at 0.78% on net asset levels over $500 million, (iii) Wanger International Select at 0.89% on nets asset levels over $500 million and (iv) Wanger International Small Cap at 0.72% on net asset levels over $1 billion.

The trustees reviewed the Fee Evaluation's analysis of the profitability of CWAM in serving as each Fund's investment adviser and of CWAM and its affiliates in all of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses among the Funds and other business units. The trustees took into account the methodology used by CWAM in determining compensation payable to portfolio managers and the competitive environment for investment management talent. The trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and the profitability of any manager is affected by numerous factors, including the organizational structure of the particular manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the manager's capital structure and cost of capital.

The trustees also reviewed CWAM's advisory fees for other investment companies, sub-advised funds and other institutional separate accounts, as detailed in the Fee Evaluation. In most instances its institutional separate account fees for various investment strategies were higher than the advisory fees charged to the Funds with corresponding strategies, although for a few accounts, the fees were lower. The trustees noted that CWAM performs significant additional services for the Funds that it does not provide to sub-advised funds or non-mutual fund clients, including administrative services, oversight of the Funds' other service providers, trustee support, regulatory compliance and numerous other services, and that, in servicing the Funds, CWAM assumes many legal risks that it does not assume in servicing many of its other clients. Finally, the trustees considered the financial condition of CWAM as part of the contract renewal process.

The trustees concluded that the rates of advisory fees (as amended) and other compensation payable by the Funds to CWAM and its affiliates were reasonable in relation to the nature and quality of the services to be provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees CWAM charges to other clients. The trustees also concluded that the Funds' estimated overall expense ratios were reasonable, taking into account quality of services provided by CWAM and its affiliates and the investment performance of the Funds.

Economies of Scale. The trustees considered information about the potential for CWAM to realize economies of scale as a Fund's assets increase. They noted that the fee schedule for each Fund includes reductions in the rate of fees at various asset levels, including each Fund's newly established breakpoint. The trustees also noted that the Funds share directly in economies of scale through lower charges on third party service providers based on the combined scale of all of the Funds. Based on the information they reviewed, the trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between CWAM and the Funds of economies of scale.

Other Benefits to CWAM. The trustees also reviewed benefits that accrue to CWAM and its affiliates from their relationships with the Funds, as outlined in the Fee Evaluation. They recognized that two affiliates of CWAM separately serve the Funds as transfer agent and distributor, respectively, and that the transfer agent receives compensation from the Funds for services provided. The trustees noted that, other than the services provided by CWAM and its affiliates pursuant to various agreements and the fees to be paid by each Fund therefor, the Funds and CWAM may potentially benefit from their relationship with each other in other ways. The trustees considered CWAM's use of commissions paid by each Fund on its portfolio brokerage transactions to obtain research products and services benefiting the Fund and/or other clients of CWAM. The trustees determined that CWAM's use of the Funds' "soft" commission dollars to obtain research products and services was consistent with regulatory requirements and guidance then in effect. They also concluded that CWAM benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from CWAM's receipt of those products and services as well as research products and services acquired through commissions paid by other clients of CWAM. They further concluded that the success of any Fund could attract other business to CWAM or other Funds and that the success of CWAM could enhance its ability to serve the Funds.

After full consideration of the above factors as well as other factors that were instructive in evaluating the Advisory Agreement, the trustees, including the Independent Trustees, unanimously concluded that the continuation of the Advisory Agreement, as amended to revise the fee schedule for each Fund to reflect both the 0.05% fee reduction and the additional breakpoints, was in the best interest of each Fund. On July 17, 2007, the trustees continued the Advisory Agreement as so amended through July 31, 2008.

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Wanger International Select 2007 Annual Report

Board of Trustees and Management of Wanger Advisors Trust

The Board of Trustees of the Trust has overall management responsibility for the Trust and the Funds. Each trustee may serve a term of unlimited duration until the end of the calendar year in which the trustee attains the age of 75 years. The trustees appoint their own successors, provided that at least two-thirds of the trustees, after such appointment, have been elected by shareholders. Shareholders may remove a trustee, with or without cause, upon the vote of two-thirds of the Trust's outstanding shares at any meeting called for that purpose. A trustee may be removed, with or without cause, upon the vote of a majority of the trustees.

The names of the trustees and officers of the Trust, the date each was first elected or appointed to office, their principal business occupations during at least the last five years, and other directorships they hold are shown below. Each trustee serves in such capacity for each of the four series of the Trust and each of the six series of Columbia Acorn Trust.

The business address of each trustee and officer of the Trust is Columbia Wanger Asset Management, L.P., 227 West Monroe, Suite 3000, Chicago, Illinois 60606. The Fund's Statement of Additional Information includes additional information about the Fund's trustees and officers. You may obtain a free copy of the Statement of Additional Information by writing or calling toll-free:

Columbia Wanger Asset Management, L.P.
Shareholder Services Group
227 W. Monroe, Suite 3000
Chicago, IL 60606
888-4-WANGER (888-492-6437)

Name, Position(s) with Wanger Advisors Trust and Age at December 31, 2007	Year First Elected or Appointed to Office	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer	Other Directorships
Trustees who are not interested persons of Wanger Advisors Trust:

Laura M. Born, 42, Trustee (1)	2007	Adjunct Assistant Professor of Finance, University of Chicago Graduate School of Business; Managing Director—Investment Banking, J.P. Morgan Chase & Co. Incorporated (broker-dealer) 1991-2007.	10	Columbia Acorn Trust.

Maureen M. Culhane, 59, Trustee	2007	Retired; Vice President, Goldman, Sachs Asset Management L.P. (investment adviser) 2005; Vice President (Consultant)—Strategic Relationship Management, Goldman, Sachs & Co. 1999-2005; prior thereto, Vice President of Finance and Treasurer, Sara Lee Corporation.	10	Columbia Acorn Trust.

Margaret Eisen, 54, Trustee	2006	Managing Director, CFA Institute since 2005; Chief Investment Officer, EAM International LLC (corporate finance and asset management) since 2003; prior thereto, Managing Director, DeGuardiola Advisors (investment bank); formerly Managing Director, North American Equities at General Motors Asset Management, and Director, Worldwide Pension Investments for DuPont Asset Management.	10	Antigenics, Inc. (biotechnology and pharmaceuticals); Columbia Acorn Trust

Jerome Kahn, Jr., 73, Trustee	2006	Portfolio manager and stock analyst and former President, William Harris Investors, Inc. (investment adviser).	10	Columbia Acorn Trust.

Steven N. Kaplan, 48, Trustee	2006	Neubauer Family Professor of Entrepreneurship and Finance, Graduate School of Business, University of Chicago.	10	Morningstar, Inc. (provider of independent investment research); Columbia Acorn Trust

David C. Kleinman, 72, Trustee	2006	Adjunct Professor of Strategic Management, University of Chicago Graduate School of Business; business consultant.	10	Sonic Foundry, Inc. (rich media systems and software); Columbia Acorn Trust

Allan B. Muchin, 71, Trustee and Vice Chairman of the Board	2006	Chairman Emeritus, Katten Muchin Rosenman LLP (law firm).	10	Columbia Acorn Trust

24

Wanger International Select 2007 Annual Report

Board of Trustees and Management of Wanger Advisors Trust

Name, Position(s) with Wanger Advisors Trust and Age at December 31, 2007	Year First Elected or Appointed to Office	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer	Other Directorships
Robert E. Nason, 71, Trustee and Chairman of the Board	2006	Consultant and private investor since 1998; formerly Executive Partner, Chief Executive Officer and member of the executive committee of Grant Thornton, LLP (public accounting firm) and member of the policy board of Grant Thornton International.	10	Columbia Acorn Trust

James A. Star, 46, Trustee	2006	President, Longview Asset Management LLC (investment adviser) since 2003, prior thereto, portfolio manager; Vice President, Henry Crown and Company (investment firm); President and Chief Investment Officer, Star Partners (hedge fund) from 1998 to 2003.	10	Columbia Acorn Trust

John A. Wing, 72, Trustee	2006	Partner, Dancing Lion Partners (investment partnership); prior thereto, Frank Wakely Gunsaulus Professor of Law and Finance, and Chairman of the Center for the Study of Law and Financial Markets, Illinois Institute of Technology; formerly Chairman of the Board and Chief Executive Officer of ABN-AMRO Incorporated (formerly named The Chicago Corporation, a financial services firm) and Chief Executive Officer of Market Liquidity Network, LLC.	10	First Chicago Bank and Trust; First Chicago Bancorp; Columbia Acorn Trust

Trustees who are interested persons of Wanger Advisors Trust:

Charles P. McQuaid, 53, Trustee and President (2)	2003	President and Chief Investment Officer, CWAM since October 2003; portfolio manager since 1995 and Director of Research, CWAM and its predecessor from July 1992 through December 2003; Interim Director of International Research, CWAM from October 2003 to December 2004; President of Columbia Acorn Trust since 2003.	10	Columbia Acorn Trust

Ralph Wanger, 72, Trustee (3)	1994	Founder, former President, Chief Investment Officer and portfolio manager, CWAM from July 1992 to September 2003; former President, Columbia Acorn Trust from April 1992 through September 2003; former President, Wanger Advisors Trust 1994 through September 2003; Director, Wanger Investment Company PLC; advisor to CWAM from September 2003 to September 2005.	10	Columbia Acorn Trust

Officers of Wanger Advisors Trust:

Ben Andrews, 41, Vice President	2004	Analyst and portfolio manager, CWAM since 1998; Vice President, Columbia Acorn Trust.	10	None

Michael G. Clarke, 38, Assistant Treasurer	2004	Assistant Treasurer, Columbia Acorn Trust; Chief Accounting Officer and Assistant Treasurer of the Columbia Funds since October 2004; Director of Fund Administration of Columbia Management Advisors, LLC since January 2006; Managing Director of Columbia Management Advisors, LLC from September 2004 to December 2005; Vice President, Fund Administration of Columbia Management Advisors, LLC from June 2002 to September 2004.	10	None

Jeffrey Coleman, 38, Assistant Treasurer	2006	Assistant Treasurer, Columbia Acorn Trust since March 2006; Director of Fund Administration, CWAM since January 2006; Fund Controller, CWAM from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August 2000 to September 2004.	10	None

25

Wanger International Select 2007 Annual Report

Board of Trustees and Management of Wanger Advisors Trust

Name, Position(s) with Wanger Advisors Trust and Age at December 31, 2007	Year First Elected or Appointed to Office	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer	Other Directorships
J. Kevin Connaughton, 43, Assistant Treasurer	2001	Treasurer and Chief Financial Officer of the Columbia Funds since December 2000; Vice President of Columbia Management Advisors, LLC since April 2003; Assistant Treasurer of Columbia Acorn Trust since 2001; Treasurer and Chief Financial Officer of the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds from December 2000 to December 2006; Treasurer of the Galaxy Funds from September 2002 through November 2005; Treasurer of Columbia Management Multi-Strategy Hedge Fund, LLC from December 2002 through December 2004; and a senior officer of various affiliated entities of the Bank of America Corporation, including other registered and unregistered funds.	10	None

P. Zachary Egan, 39, Vice President	2007	Director of International Research, CWAM, since December 2004; portfolio manager, CWAM since 2003; analyst, CWAM since 1999.	10	None

Peter T. Fariel, 50, Assistant Secretary	2006	Associate General Counsel, Bank of America since April 2005; prior thereto, Partner, Goodwin Procter LLP (law firm).	10	None

John Kunka, 37, Assistant Treasurer	2006	Director of Accounting and Operations, CWAM, since 2006; Assistant Treasurer, Columbia Acorn Trust, since 2006; Manager of Mutual Fund Operations, Calamos Advisors, Inc. from 2005 to 2006; prior thereto, Manager of Mutual Fund Administration, Van Kampen Investments.	10	None

Joseph LaPalm, 37, Vice President	2006	Chief Compliance Officer, CWAM since 2005; Vice President, Columbia Acorn Trust since 2006; prior thereto, Compliance Officer, William Blair & Company (investment firm).	10	None

Bruce H. Lauer, 50, Vice President, Secretary and Treasurer	1995	Chief Operating Officer, CWAM since April 2000; Vice President, Treasurer and Secretary, Columbia Acorn Trust; Director, Wanger Investment Company PLC; Director, Banc of America Capital Management (Ireland) Ltd.; Director, Bank of America Global Liquidity Fund, PLC.	10	None

Louis J. Mendes, 43, Vice President	2005	Analyst and portfolio manager, CWAM since 2001; Vice President, Columbia Acorn Trust.	10	None

Robert A. Mohn, 46, Vice President	1997	Analyst and portfolio manager, CWAM since August 1992; Director of Domestic Research, CWAM since March 2004; Vice President, Columbia Acorn Trust.	10	None

Christopher Olson, 43, Vice President	2001	Analyst and portfolio manager, CWAM since January 2001; Vice President, Columbia Acorn Trust.	10	None

Robert Scales, 55, Chief Compliance Officer, Chief Legal Officer, Senior Vice President and General Counsel	2004	Chief Compliance Officer, Senior Vice President, Chief Legal Officer and General Counsel, Columbia Acorn Trust since 2004; prior thereto, Associate General Counsel, Grant Thornton LLP.	10	None

Linda Roth-Wiszowaty, 38, Assistant Secretary	2006	Business support analyst, CWAM, since April 2007; Assistant Secretary, Columbia Acorn Trust; executive administrator, CWAM since April 2004; prior thereto, executive assistant to the Chief Operating Officer, CWAM.	10	None

(1)  Effective January 1, 2008, Trustee is no longer treated as an "interested person," as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Prior to January 1, 2008, Trustee was considered an "interested person" of the Trust and of CWAM, as defined in the 1940 Act, as a result of her previous affiliation with J.P. Morgan Chase & Co. Incorporated, a registered broker-dealer that may execute portfolio transactions for or engage in principal transactions with the Funds or other clients or funds advised by CWAM or its affiliates.

(2)  Trustee who is an "interested person" of the Trust and of CWAM, as defined in the 1940 Act, because he is an officer of the Trust and of CWAM.

(3)  Trustee who is treated as an "interested person" of the Trust and of CWAM, as defined in the 1940 Act, because he is a former officer of the Trust and former employee of and consultant to CWAM.

26

Wanger International Select 2007 Annual Report

Wanger Advisors Trust

Transfer Agent,
Dividend Disbursing Agent

Columbia Management Services, Inc.
P.O. Box 8081
Boston, Massachusetts
02266-8081

Distributor

Columbia Management Distributors, Inc.
One Financial Center
Boston, Massachusetts
02111-2621

Investment Adviser

Columbia Wanger Asset Management, L.P.
227 West Monroe Street, Suite 3000
Chicago, Illinois 60606
1-888-4-WANGER
(1-888-492-6437)

Legal Counsel

Bell, Boyd & Lloyd LLP
Chicago, Illinois

Independent Registered
Public Accounting Firm

PricewaterhouseCoopers LLP
Chicago, Illinois

This report, including the schedules of investments and financial statements, is submitted for the general information of the shareholders of the Wanger Advisors Trust.

A description of the Fund's proxy voting policies and procedures and a copy of the Fund's voting record for the most recent 12-month period ended June 30 are available (i) on the Securities and Exchange Commission's website at www.sec.gov, and (ii) without charge, upon request, by calling 1-888-492-6437.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Pubic Reference Room may be obtained by calling 1-800-SEC-0330.

27

Wanger Advisors Trust

SHC-43/149206-1207 08/51331

Wanger International Small Cap

2007 Annual Report

NOT FDIC INSURED	May Lose Value

NOT BANK ISSUED	No Bank Guarantee

  Wanger International Small Cap

  2007 Annual Report

1	Understanding Your Expenses

2	Ponzi Schemes and Politicians' Dreams

4	Performance Review

6	Statement of Investments

14	Statement of Assets and Liabilities

14	Statement of Operations

15	Statement of Changes in Net Assets

16	Financial Highlights

17	Notes to Financial Statements

20	Report of Independent Registered Public Accounting Firm

21	Federal Income Tax Information

22	Management Fee Evaluation of the Senior Officer

26	Board Approval of the Advisory Agreement

28	Board of Trustees & Management of Wanger Advisors Trust

Columbia Wanger Asset Management, L.P. ("CWAM") is one of the leading global small- and mid-cap equity managers in the United States with more than 37 years of small- and mid-cap investment experience. As of December 31, 2007, CWAM manages $36.8 billion in assets and is the investment adviser to Wanger U.S. Smaller Companies, Wanger International Small Cap, Wanger Select, Wanger International Select (together, the Wanger Advisors Trust Funds") and the Columbia Acorn Family of Funds. Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. The Wanger Advisor Trust Funds and the Columbia Acorn Family of Funds (together with other funds advised by Columbia Management Affiliates, the "Columbia Funds") are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation. CWAM is an SEC-registered investment adviser and indirect, wholly owned subsidiary of Bank of America Corporation. CWAM is part of Columbia Management.

Please consider the investment objectives, risks, charges and expenses for the Fund carefully before investing. Contact 1-888-4-WANGER for a prospectus, which contains this and other important information about the Fund. You should read it carefully before you invest.

The views expressed in "Ponzi Schemes & Politicians' Dreams" and in the Performance Review reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

Wanger International Small Cap 2007 Annual Report

Understanding Your Expenses

As a Fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees and other Fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your Fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the Fund during the period. The information in the following table is based on an initial, hypothetical investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using actual operating expenses and total return for the Fund. The amount listed in the "Hypothetical" column assumes that the return each year is 5% before expenses and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See the "Compare with other funds" information for details on using the hypothetical data.

Estimating your actual expenses

To estimate the expenses that you actually paid over the period, first you will need your account balance at the end of the period.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," you will find a dollar amount in the column labeled "Actual." Multiply this amount by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

July 1, 2007 – December 31, 2007

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during period ($)		Fund's annualized expense ratio (%)*
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Wanger International Small Cap	1,000.00	1,000.00	1,017.09	1,020.21	5.03	5.04	0.99

*For the six months ended December 31, 2007.

Expenses paid during the period are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the Fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the Fund. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate account. The hypothetical example provided is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing cost of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

1

Wanger International Small Cap 2007 Annual Report

Ponzi Schemes and Politicians' Dreams

Each December I attend The University of Chicago Business Forecast luncheon. Typically the event features economic forecasts by two economists, plus a summary of world political and economic issues provided by Professor Marvin Zonis.1 At this year's luncheon Professor Zonis stated that the U.S. Government had $50 trillion of unfunded liabilities. That's a staggering figure! Could it really be correct?

"Trust Me" Trust Funds

I've found that there is no precise U.S. Government unfunded liability number, though there are estimates. The U.S. Government Accountability Office (GAO) notes material weaknesses in federal government accounting in general, but has expressed an unqualified opinion on its 2007 Statement of Social Insurance. Any calculation of unfunded liabilities requires numerous actuarial assumptions plus a time horizon. The calculations by various government agencies cover liabilities for 75 years into the future.

However, it does appear that Professor Zonis' $50 trillion estimate was wrong. That number is now too low. On December 17, 2007, the GAO estimated that the U.S. Government's total reported liabilities, net social insurance commitments, and other fiscal exposures were approximately $53 trillion.2 With apologies to the late Senator Everett Dirksen (Republican: Illinois), it seems that a trillion here and a trillion there adds up.3

Despite well-publicized concerns about Social Security, Medicare is in worse shape. Created in the 1930s, Social Security seems to have been a warm-up for bigger unfunded liabilities later on. Social Security is better funded, as Social Security tax rates are higher than Medicare tax rates. Medicare was signed into law in 1965 and spending for the program quickly ran out of control. The original cost estimate for Medicare hospital insurance in 1990, for example, was $9 billion; the actual cost that year hit $67 billion!4 According to the GAO, Medicare alone has over $36 trillion of unfunded liabilities.

But what of the Social Security and Medicare Trust Funds, the Funds that politicians promised to put in a "lock box?" It turns out the politicians spent the money elsewhere and the Trust Funds loaned their money to the U.S. Treasury by buying government bonds. The Trust Funds have no true third-party assets, but simply have promises from the U.S. Treasury to pay in the future. In order for the payments to be made the Treasury will have to raise taxes, cut other spending, borrow or print money.

What was the latest change that politicians made concerning unfunded liabilities? They increased them, by adding prescription drugs to Medicare's benefits. This addition is noteworthy for three reasons. First, little new funding was created; enrollee premiums cover only about 25% of costs. Second, the program's costs and benefits are highly skewed. Baby boomers will have a net benefit of about $20,000 each while younger workers and future generations will have net costs of between $2,500 and $4,200 each.5 Third, when the new benefits were fully implemented in 2006, they drove a 19% increase in Medicare costs, the largest increase in decades. Over $10 trillion of Medicare's unfunded liability is from the drug program.

What are this year's presidential candidates saying about the unfunded liability problem? Virtually nothing and, even though taxpayers cannot afford Social Security, Medicare and other existing programs, some candidates are touting new proposals that substantially broaden federal health care spending. These plans include additional entitlements and mandatory, subsidized, health insurance participation. Cost estimates are dubious but range from $50 to $120 billion yearly.

Given the huge existing liabilities and proposals for additional benefits it appears that the U.S. Government is operating an enormous Ponzi Scheme.6 Initial participants benefit but most taxpayers are likely to lose.

Large Liabilities and Possible Solutions

$53 trillion is a huge number, nearly four times all the goods and services produced in the United States in 2007. Currently Social Security is running a yearly surplus while Medicare is running a deficit. But the aging of baby boomers is driving yearly Medicare and Social Security spending higher, so the programs' cash needs will become very large in the next decade. Medicare deficits are projected to consume 25% of all federal income taxes by 2020. By 2050, Social Security, Medicare, and Medicaid will grow from 9% to 18% of GDP. This contrasts to total federal spending averaging about 20% of GDP over the last 50 years.7

Some of the richest people in America say their taxes are too low. What if they were taxed at 100%? Not 100% of income but 100% of their net worth! This "Che Guevara lite" (confiscation without murder) solution, if applied to the 2007 Forbes list of the richest 400 Americans, would yield a one-time receipt of $1.54 trillion. That would cover 2.9% of the problem, but is of course not a real solution as it would destroy capitalism.

How about raising tax rates on all of us? The Laffer Curve8 exists—there is an income tax rate that will yield the highest dollar amount of taxes, and that rate appears to be well under 100%. Even famed British economist John Maynard Keynes said that reducing too-high tax rates results in higher tax revenues. Very high tax rates choke economic activity and spur taxpayers to take legal and illegal measures to reduce payments.

2

Wanger International Small Cap 2007 Annual Report

Since federal income taxes began in 1913, there have been three rounds of major income tax rate cuts in the United States, and each resulted in faster economic growth and, ultimately, higher taxes collected. Paradoxically, though the rate cuts provided those with higher incomes the largest benefits, higher income people ended up paying greater percentages of total tax collections. A number of countries, including former Soviet republics, have adopted low, flat income tax rates and have seen economic growth surge and tax receipts increase.

No one knows what income tax rates create the highest tax revenues over the long run. In the last 50 years, the highest marginal tax rates in the United States have varied from a pre-Kennedy rate cut peak of 91% to a post-Reagan rate cut trough of 28%. Surprisingly, total federal government revenues as a percentage of GDP during that period have varied modestly, from 16.1% to 20.9%. Fiscal 2007 revenues were a bit above the midpoint, at 18.8% of GDP.9

While somewhat higher tax rates would probably increase near-term tax revenues, it is unlikely that substantially higher income tax rates alone can boost government receipts to the 30% or so of GDP eventually needed to fully fund the promised benefits. Massive value added taxes or sales taxes would likely be needed to provide tax revenue percentages that high. But huge tax hikes of any sort are likely to hurt economic growth, and additional solutions are needed.

As substantial liabilities become due in the next decade, there is an increased likelihood that voters will elect more courageous politicians that will strive to control spending and enact needed reforms. Perhaps the best single reform would be to restore more free market elements to our health care system. There needs to be more price transparency plus incentives for individuals and health care providers to control spending. Streamlined drug approval processes and additional tort reform would also help.

Incentives for innovation, rather than arbitrary price controls, are crucial. Improved technology has enabled over a 99.99% reduction in the cost of genome mapping in the last seven years. As costs continue to drop and advances continue to be made in biotechnology and pharmaceuticals, new ways to diagnose, treat and cure diseases are likely. Treatments customized to genetic factors promise to be much more effective and result in fewer side effects than many current drugs. The Wanger Funds have begun to own stocks in companies that are pursuing genetic tests, novel drugs and devices, plus information technology for better managing health care administration.

Outside the health care sector, Professor Jeremy Siegel has suggested that a solution for America's savings and retirement crisis will be sales of American assets to foreigners, especially those from countries with higher savings rates and younger populations. Innovative small- and mid-cap companies appear particularly attractive to foreigners, especially now that the dollar has weakened.

Charles P. McQuaid
President and Chief Investment Officer
Columbia Wanger Asset Management, L.P.

Opinions expressed in this essay are those of the author and are not necessarily those of Columbia Wanger Asset Management, its parent organizations or the Board.

1  Marvin Zonis is a professor emeritus at the Graduate School of Business at The University of Chicago, where he teaches courses on International Political Economy, Leadership and Business Strategy in the Era of E-Commerce.

2  Estimates by the Congressional Budget Office, Medicare trustees, and some private sources are higher.

3  Dirksen has been quoted as saying, "A billion here and a billion there, and pretty soon you're talking real money," but the Dirksen Congressional Center has been unable to verify the statement.

4  Source: American Enterprise Institute for Public Policy Research website, www.aei.org, "Medicare Prescription Drugs: Medical Necessity Meets Fiscal Insanity," by Joseph Antos and Jagadeesh Gokhale. Posted February 17, 2005.

5  Ibid.

6  In the 1920's, Charles Ponzi enticed investors with a bogus investment opportunity that promised a 40% return on their investment in just 90 days. Early investors were paid with dollars from later investors but most lost their money. Ponzi served four years in prison for this fraud, and then proceeded to promote other dubious ventures. He died in a charity ward of a Rio de Janeiro hospital in 1949.

7  Included in testimony on the future of Social Security presented by the Concord Coalition (www.concordcoalition.org) to a Senate special committee on aging, February 3, 2005.

8  The Laffer Curve is used to illustrate the concept of taxable income elasticity, the idea that government can maximize tax revenue by setting tax rates at an optimum point and that neither a 0% tax rate nor a 100% tax rate will generate government revenue. The curve was popularized by U.S. economics professor Arthur Laffer (b. 1940).

9  Congressional Budget Office testimony, "The Long-term Budget Outlook," December 13, 2007.

3

Wanger International Small Cap 2007 Annual Report

Performance Review Wanger International Small Cap

Louis J. Mendes III Co-Portfolio Manager	Christopher J. Olson Co-Portfolio Manager

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For daily and most recent month-end performance updates, please call 1-888-4-WANGER.

Wanger International Small Cap gained 16.31% in 2007, 3.94% ahead of the S&P Citigroup EMI Global ex-US Index ("EMI") and 5.14% ahead of the large-cap MSCI EAFE Index ("EAFE"). The Fund's results for the year were driven most notably by strong underlying performance in continental Europe and in the emerging markets, which more than offset declining markets in Japan and the United Kingdom. On a sector basis, energy and financial stocks all posted strong absolute and relative performance in the Fund. Finally, the weak performance of the U.S. dollar translated into a net gain of 6.7% for our shareholders.

For the eighth consecutive year, international small-cap stocks, as measured by the EMI Index, have outperformed international large-cap stocks, as measured by the EAFE Index. Strong underlying growth in China, India and several other large emerging economies drove global demand for energy, raw materials and industrial goods for yet another year. Many of the Fund's industrial exporters reported record profitability as pricing power and capacity utilization remained high. For example, Sung Kwang Bend and Taewoong, two Korean industrial companies involved in global energy infrastructure projects, rose 273% and 172%, respectively. Export activity kept Asian and European ports busy: Smit Internationale, a Dutch operator of tugboats and salvage vessels, rose 98% on strong demand for its services as seaborne trade continues to grow at a considerably higher rate than global GDP.

During the year, the only significant change in average regional exposure within the portfolio was an increase in Asia ex-Japan investments from 7% to 13% of the Fund's equity, funded primarily by a reduction in the United Kingdom and Ireland from 20% to 13%. This reallocation of assets had a favorable impact on the Fund: Our UK/Ireland positions averaged a mid-single digit negative return while those in Asia ex-Japan returned over 60%, representing both the best and worst performing regional returns. This can be explained in large part by the subprime crisis in the United Kingdom, which had broad repercussions across the market. While in Asia ex-Japan, robust economic development drove high volumes on the companies that operate the regional equity and derivative exchanges, in which the Fund held sizable positions. Hong Kong Exchanges and Clearing and Singapore Exchange appreciated more than 160% and 152%, respectively, in the year.

At the sector level, the Fund's ongoing overweight in energy services companies was helpful. Energy prices remained near record levels, underpinning solid earnings growth in oil services companies, as they expand to meet growing demand from the large oil conglomerates. The Fund's energy stocks, representing 7.8% of equity, generated over a 48% return to shareholders. Outstanding stocks included Atwood Oceanics, a provider of offshore drilling rigs, which increased more than 104% in 2007.

As we look ahead to 2008, the impact of the continuing crisis in subprime mortgages in the United States and United Kingdom on global markets remains a looming concern. While many portfolio companies continue to report excellent business fundamentals, as we write this in mid-January the markets appear to be taking into consideration the distinct possibility of a U.S. and European recession. We expect volatility to remain high. As long-term, fundamental investors, we will work to take advantage of the pricing anomalies this will likely create.

International investments involve greater potential risks, including less or different regulation, currency fluctuations, economic instability and political developments. Investments in small- and mid-cap companies may be subject to greater volatility and price fluctuations because they may be thinly traded and less liquid. Investing in emerging markets may involve great risks than investing in more developed countries.

Fund's Positions in Mentioned Holdings

As a % of net assets, as of 12/31/07

Smit Internationale	1.3%
Atwood Oceanics	1.2
Singapore Exchange	1.2
Hong Kong Exchanges and Clearing	1.0
Sung Kwang Bend	0.6
Taewoong	0.5

Portfolio holdings are subject to change periodically and may not be representative of current characteristics and holdings.

4

Wanger International Small Cap 2007 Annual Report

Growth of a $10,000 Investment in
Wanger International Small Cap

Total return for each period,
May 3, 1995 (inception date) through December 31, 2007

This graph compares the results of $10,000 invested in Wanger International Small Cap on May 3, 1995 (the date the Fund began operations) through December 31, 2007, to the S&P/Citigroup EMI Global ex-US Index and the S&P/Citigroup Global ex-US Cap Range $500mm-$5bn Index, with dividends and capital gains reinvested. Performance shown here is past performance, which cannot guarantee future results. Current performance may be higher or lower. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Performance changes over time. Current returns for the Fund may be different than that shown. For daily and most recent month-end performance updates, please contact us at 1-888-4-WANGER.

Results to December 31, 2007

	4th quarter	1 year
Wanger International Small Cap	-2.44%	16.31%
S&P/Citigroup EMI Global ex-US Index	-3.36	12.37
S&P/Citigroup Global ex-US Cap Range $500mm-$5bn Index	-2.73	15.98
MSCI EAFE Index	-1.75	11.17

NAV as of 12/31/07: $44.04

Performance numbers reflect all Fund expenses but do not include any insurance charge imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

The Fund's annual operating expense ratio is 1.00%. The annual operating expense ratio is as stated in the Fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

All results shown assume reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

The S&P/Citigroup EMI Global ex-US Index is an unmanaged index consisting of the bottom 20% of institutionally investable capital of developed and emerging countries, outside the United States. The S&P/Citigroup Global ex-US Cap Range $500mm-$5bn Index is a subset of the broad market selected by the index sponsor representing the mid- and small-cap developed and emerging markets, excluding the United States. The Morgan Stanley Capital International Europe, Australia, Far East (MSCI EAFE) Index is a capitalization-weighted index that tracks the total return of common stocks in 21 developed-market countries within Europe, Australia and the Far East. Indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings.

Top 5 Countries

As a % of net assets, as of 12/31/07

Japan	14.1%
France	8.6
Netherlands	8.1
United Kingdom	6.7
Germany	5.9

Top 10 Holdings

As a % of net assets, as of 12/31/07

1. Fugro (Netherlands) Oilfield Services	2.0%
2. Suzano (Brazil) Brazilian Pulp & Paper Producer	1.7
3. SES Global (France) Satellite Broadcasting Services	1.4
4. Hexagon (Sweden) Measurement Equipment & Polymers	1.4
5. ShawCor (Canada) Oil & Gas Pipeline Products	1.3
6. Smit Internationale (Netherlands) Harbor & Offshore Towage & Marine Services	1.3
7. Housing Development Finance (India) Indian Mortgage Lender	1.3
8. Singapore Exchange (Singapore) Singapore Equity & Derivatives Market Operator	1.2
9. Atwood Oceanics (United States) Offshore Drilling Contractor	1.2
10. SWECO (Sweden) Engineering Consultants	1.2

5

Wanger International Small Cap 2007 Annual Report

Wanger International Small Cap

Statement of Investments December 31, 2007

Number of Shares		Value
	Common Stocks – 96.0%
	Europe – 49.5%
	France – 8.6%
900,000	SES Global Satellite Broadcasting Services	$23,599,759
150,000	Iliad Alternative Internet & Telecoms Provider	16,025,207
169,000	Carbone Lorraine Advanced Industrial Materials	11,645,164
113,000	Rubis Tank Storage & LPG Supplier	11,025,614
90,000	Norbert Dentressangle Transport	9,397,775
80,000	Eurofins Scientific Food Screening & Testing	9,270,763
196,002	Trigano Leisure Vehicles & Camping Equipment	8,465,005
80,000	Neopost Postage Meter Machines	8,214,733
66,000	Sperian Protection Safety Equipment	7,506,388
211,000	Legrand Electrical Components	7,166,882
106,000	April Group Insurance Policy Construction	7,115,749
46,000	Pierre & Vacances Vacation Apartment Lets	6,355,211
72,000	Imerys Industrial Minerals Producer	5,895,943
120,000	Meetic (a) Dating Services	5,240,354
30,000	Ciments Francais Leading French & Emerging Markets Cement Producer	5,136,210
330,000	Hi-Media Leading Online Advertiser in Europe	2,904,813
		144,965,570
	Netherlands – 8.4%
447,692	Fugro Oilfield Services	34,316,117
215,600	Smit Internationale Harbor & Offshore Towage & Marine Services	21,953,216
608,450	Aalberts Industries Flow Control & Heat Treatment	11,992,718

Number of Shares		Value
410,000	Unit 4 Agresso	$11,647,198
	Business & Security Software
456,000	Imtech Engineering & Technical Services	11,207,211
350,000	Koninklijke TenCate Advanced Textiles & Industrial Fabrics	10,818,775
127,661	Boskalis Westminster Dredging & Maritime Contractor	7,755,240
125,000	Vopak World's Largest Operator of Petroleum & Chemical Storage Terminals	7,070,572
248,000	OPG Groep Health Care Supplies & Pharmacies	6,851,986
443,500	Wavin Largest European Plastic Pipe Systems Company	5,866,406
250,000	QIAGEN (a) Life Science Company; DNA/RNA Purification	5,369,119
150,000	SBM Offshore Builds & Leases Offshore Vessels to Process & Store Crude Oil	4,705,039
126,886	USG People Temporary Staffing Services	3,401,311
		142,954,908
	United Kingdom – 6.7%
2,300,000	Charles Taylor (b) Insurance Services	15,402,758
618,214	Expro International Group Offshore Oilfield Services	12,609,698
750,000	Northgate Light Commercial Vehicle Rental Specialist	11,402,638
910,000	Smith & Nephew Medical Equipment & Supplies	10,462,240
450,000	Intertek Testing Testing, Inspection, Certification Services	8,822,667
2,000,000	Taylor Nelson Sofres Market Research	8,195,489
1,260,000	RPS Group Environmental Consulting & Planning	7,984,726
215,000	Randgold Resources Gold Mining in Western Africa	7,982,950
850,000	Informa Group Global Publisher & Event Organizer	7,774,989

See accompanying notes to financial statements.
6

Wanger International Small Cap 2007 Annual Report

Wanger International Small Cap

Statement of Investments December 31, 2007

Number of Shares		Value
	United Kingdom – 6.7% (cont)
518,182	Tullow Oil Oil & Gas Producer	$6,685,926
300,600	Rotork Valve Actuators for Oil & Water Pipelines	5,753,137
2,000,000	Begbies Traynor Financial Restructuring & Corporate Recovery Services	4,010,837
800,000	Detica UK IT Services Company	3,488,561
205,000	Keller Group International Ground Engineering Specialist	2,682,154
		113,258,770
	Germany – 5.9%
142,000	Wincor Nixdorf Retail POS Systems & ATM Machines	13,381,868
91,000	Elringklinger Automobile Components	11,308,857
114,000	MPC Muechmeyer Petersen Capital Alternative Asset Manager	10,119,586
85,000	Vossloh Rail Infrastructure & Diesel Locomotives	9,939,159
300,000	Rhoen-Klinikum Health Care Services	9,382,653
235,000	CTS Eventim Event Ticket Sales	9,032,352
42,000	Rational Commercial Oven Manufacturer	8,592,575
80,000	Hamburger Hafen und Logistik (a) Terminal Operator at the Hamburg Port	7,134,805
205,000	Deutsche Beteiligungs Private Equity Investment Management	6,412,135
154,000	GFK Market Research Services	6,167,660
255,000	Takkt Mail Order Retailer of Office & Warehouse Durables	4,431,995
2,100	Porsche Specialty Automobile Manufacturer	4,231,911
		100,135,556
	Switzerland – 5.0%
180,000	Kuehne & Nagel Freight Forwarding/Logistics	17,160,956

Number of Shares		Value
7,000	Sika	$13,158,288
	Chemicals for Construction & Industrial Applications
40,500	Burckhardt Compression Gas Compression Pumps	13,088,179
85,000	Synthes Products for Orthopedic Surgery	10,506,451
74,000	Geberit Plumbing Supplies	10,088,727
32,000	Nobel Biocare Holding Dental Implants & Ceramic Crowns	8,465,199
8,000	Givaudan Fragrances & Flavors	7,686,383
130,000	Logitech International (a) Branded Peripheral Computer Devices	4,720,053
		84,874,236
	Sweden – 3.2%
1,125,000	Hexagon Measurement Equipment & Polymers	23,199,218
1,974,000	SWECO Engineering Consultants	19,745,827
3,030,000	Securitas Systems Commercial Security Installation & Service	10,689,833
		53,634,878
	Ireland – 2.5%
2,685,000	United Drug Irish Pharmaceutical Wholesaler & Outsourcer	15,482,959
600,000	IAWS Group Baked Goods	13,281,251
200,000	Paddy Power Irish Betting Services	6,579,531
240,000	Kingspan Group Building Insulation & Environmental Containers	3,617,057
349,900	Grafton Group (a) Builders Materials Wholesaling & Do-it-yourself Retailing	2,749,806
		41,710,604
	Italy – 1.4%
2,742,000	CIR Italian Holding Company	10,072,972
573,000	GranitiFiandre Innovative Stoneware	7,287,872

See accompanying notes to financial statements.
7

Wanger International Small Cap 2007 Annual Report

Wanger International Small Cap

Statement of Investments December 31, 2007

Number of Shares		Value
	Italy – 1.4% (cont)
1,100,000	Amplifon Hearing Aid Retailer	$5,550,962
170,000	Cobra Automotive (a) Electronic Car Theft Protection	1,576,547
		24,488,353
	Austria – 1.2%
332,000	Zumtobel	11,917,054
	Lighting Systems
158,732	Wienerberger	8,768,358
	Bricks & Clay Roofing Tiles
		20,685,412
	Finland – 1.1%
488,000	Poyry	12,257,572
	Engineering Consultants
170,000	Stockmann	7,322,116
	Department Stores in Finland, Baltics & Russia
		19,579,688
	Spain – 1.1%
120,000	Red Electrica de Espana	7,541,512
	Spanish Power Grid
300,000	Prisa	5,577,994
	Leading Spanish-speaking Publisher
130,000	Sogecable (a)	5,179,597
	Spain's Main Pay-TV
		18,299,103
	Greece – 1.1%
910,000	Intralot	17,931,370
	Lottery & Gaming Systems & Services
	Denmark – 1.0%
87,000	Novozymes	9,819,226
	Industrial Enzymes
125,000	Thrane & Thrane	7,459,652
	Mobile Transceivers for Satellite Communications
		17,278,878

Number of Shares		Value
	Czech Republic – 0.8%
56,000	Komercni Banka	$13,474,853
	Leading Czech Universal Bank
	Poland – 0.7%
205,000	Central European Distribution (a)	11,906,400
	Vodka Production & Alcohol Distribution
	Norway – 0.4%
865,000	Kongsberg Automotive	6,355,471
	Automotive Seating & Component Supplier
	Russia – 0.4%
150,000	RosBusinessConsulting Financial Information, Media & IT Services in Russia	6,210,000
	Total Europe	837,744,050
	Asia – 29.8%
	Japan – 14.1%
215,000	Ibiden Electronic Parts & Ceramics	14,850,394
17,500	Jupiter Telecommunications (a) Largest Cable Service Provider in Japan	14,804,069
1,900,000	Kansai Paint Paint Producer in Japan, India, China & Southeast Asia	13,781,712
320,000	Hoya Opto-electrical Components & Eyeglass Lenses	10,212,836
450,000	Ushio Industrial Light Sources	9,876,602
430,000	Yusen Air & Sea Service Airfreight Logistics	9,738,365
1,250,000	Park24 Parking Lot Operator	9,626,133
400,000	As One Scientific Supplies Distributor	9,398,419
250,000	Kintetsu World Express Airfreight Logistics	8,650,929
3,920	Risa Partners NPL & Real Estate Related Investment	8,576,505
5,200	Kenedix Real Estate Investment Management	8,367,147
265,000	Aeon Mall Suburban Shopping Mall Developer, Owner & Operator	6,955,997

See accompanying notes to financial statements.
8

Wanger International Small Cap 2007 Annual Report

Wanger International Small Cap

Statement of Investments December 31, 2007

Number of Shares		Value
	Japan – 14.1% (cont)
157,000	SYSMEX In Vitro Diagnostics (IVD) Equipment & Reagent Manufacturer	$6,659,982
125,000	Unicharm PetCare Pet Food & Pet Toiletries	6,477,176
540,000	Casio Computer Micro-consumer Electronic Goods	6,284,790
500,000	Cosel Industrial Standard Switching Power Supply System	6,206,942
182,000	Union Tool Precision Drill Bit Manufacturer	6,019,878
1,900,000	Kansai Urban Banking Regional Bank	5,978,983
540,000	OSG Consumable Cutting Tools	5,907,050
45,000	Nakanishi Dental Tools & Machinery	5,816,407
320,000	FCC Auto/Motorcycle Clutches	5,693,707
48,000	Hirose Electric Electrical Connectors	5,561,089
88,000	USS Used Car Auctioneer	5,459,705
325,000	T. Hasegawa Industrial Flavors & Fragrances	5,099,373
480,000	Topcon Positioning & Medical Instrument	4,517,028
750,000	Bank of Fukuoka Regional Bank	4,473,282
79,000	Point Apparel Specialty Retailer	4,013,577
130,000	Takata Safety Related Auto Parts	3,775,157
720	Osaka Securities Exchange Osaka Securities Exchange	3,352,913
222,000	Ain Pharmaciez Dispensing Pharmacy/Drugstore Operator	3,221,036
440,000	Kamigumi Port Cargo Handling & Logistics	3,179,545
151,000	Ito En	2,874,970
64,800	Ito En, Pfd. Bottled Tea & Other Beverages	924,088

Number of Shares		Value
151,000	Aeon Delight	$2,759,353
	Facility Maintenance & Management
4,400	FullCast Employment Outsourcing	2,574,754
1,200	Wacom Computer Graphic Illustration Devices	2,501,368
550	Japan Pure Chemical Precious Metal Plating Chemicals for Electronics	2,055,345
900	Message Nursing Care Facility Operator	1,752,047
11,000	Nagaileben Medical/Health Care Related Clothes	191,466
		238,170,119
	China – 5.2%
6,129,000	China Shipping Development China's Dominant Shipper for Oil & Coal	15,983,493
16,141,000	Lenovo Group Third Largest PC Vendor Globally	14,271,481
9,334,000	China Green Agricultural Grower & Processor in China	9,927,642
8,278,000	Jiangsu Expressway Chinese Toll Road Operator	8,933,098
6,330,000	Travelsky Technology Online Air Travel Bookings in China	6,670,284
115,000	Sohu.com (a) Advertising on Chinese Internet Portal	6,269,800
2,710,000	Fu Ji Food & Catering Services Food Catering Service Provider in China	6,215,487
10,500,000	Xinyu Hengdeli A High-end Watch Retailer in China	5,889,294
6,512,000	TPV Technology Original Design Manufacturer for LCD Monitor & Flat TV	4,705,187
5,000,000	Hopewell Highway Infrastructure Guangdong Tollroad Leading to Hong Kong & Macau	4,285,022
8,900,000	Sinotrans Largest Integrated Logistics Player in China	3,888,347
185,500	VisionChina Media (a) Advertising on Digital Screens in China's Mass Transit System	1,576,750
		88,615,885

See accompanying notes to financial statements.
9

Wanger International Small Cap 2007 Annual Report

Wanger International Small Cap

Statement of Investments December 31, 2007

Number of Shares		Value
	South Korea – 3.1%
51,909	MegaStudy Online Education Service Provider	$14,696,179
342,000	Woongjin Coway South Korean Household Appliance Rental Service Provider	11,018,281
332,800	Sung Kwang Bend A Large Customized Industrial Pipe Fitting Manufacturer	9,551,459
96,000	Taewoong A Player in the Niche Customized Forging Market	9,010,682
26,000	Mirae Asset Securities Korean Largest Diversified Financial Company	4,687,409
32,500	JVM (a) Automatic Tablet Dispensing & Packaging Systems	1,954,999
87,000	YBM Sisa.com Online Language Educator & Tester	1,380,912
		52,299,921
	Hong Kong – 2.1%
600,000	Hong Kong Exchanges and Clearing Hong Kong Equity & Derivatives Market Operator	16,843,788
3,770,000	Lifestyle International Mid to High-end Department Store Operator in Hong Kong & China	10,145,461
200,000	Hong Kong Aircraft Engineering Aircraft Maintenence, Repair, Overhaul Operator	5,395,199
14,500,000	Global Digital Creations (a) Digital Cinema Solution Provider/Network Operator	3,142,947
		35,527,395
	Singapore – 2.0%
2,300,000	Singapore Exchange Singapore Equity & Derivatives Market Operator	21,024,304
6,000,000	ComfortDelGro Taxi & Mass Transit Service	7,549,171
3,000,000	OLAM Agriculture Supply Chain Manager	5,897,523
		34,470,998

Number of Shares		Value
	India – 1.6%
300,000	Housing Development Finance Indian Mortgage Lender	$21,525,285
230,000	Asian Paints India's Largest Paint Company	6,386,795
		27,912,080
	Taiwan – 1.2%
1,933,177	Everlight Electronics Led Packager	7,033,820
582,695	Formosa International Hotels Hotel, Food & Beverage Operation & Hospitality Management Services	5,227,765
2,199,138	Wah Lee Industrial Distributor of Chemicals, Materials & Equipment	4,184,149
430,000	GeoVision Taiwan PC-based Video Surveillance Player	3,935,634
		20,381,368
	Indonesia – 0.5%
5,000,000	Perusahaan Gas Negara Gas Pipeline Operator	8,095,967
	Total Asia	505,473,733
	Other Countries – 11.2%
	Australia – 3.1%
250,000	Australian Stock Exchange Australian Equity & Derivatives Market Operator	13,218,822
900,000	Billabong International Action Sports Apparel Brand Manager	11,694,675
550,000	Jubilee Mines Nickel Mining in Australia	10,931,047
1,610,900	Sino Gold (a) Gold Mining in The People's Republic of China	9,748,666
125,000	Perpetual Trustees Mutual Fund Management	7,279,235
		52,872,445

See accompanying notes to financial statements.
10

Wanger International Small Cap 2007 Annual Report

Wanger International Small Cap

Statement of Investments December 31, 2007

Number of Shares		Value
	South Africa – 3.0%
484,000	Impala Platinum Holdings Platinum Group Metals Mining & Refining	$16,697,271
1,575,000	Uranium One (a) Uranium Mines in South Africa, Kazakhstan, Australia & the U.S.	14,091,139
518,000	Naspers Media & Education in Africa & other Emerging Markets	12,193,227
2,250,000	Mr. Price South African Retailer of Apparel, Household Goods & Sporting Goods	7,236,763
		50,218,400
	United States – 2.7%
200,000	Atwood Oceanics (a) Offshore Drilling Contractor	20,048,000
125,800	FMC Technologies (a) Oil & Gas Wellhead Manufacturer	7,132,860
165,000	Dresser-Rand Group (a) Largest Manufacturer of Compressors	6,443,250
180,000	BioMarin (a) Biotech Focused on Orphan Diseases	6,372,000
122,900	Tesco (a) Developing New Well Drilling Technologies	3,523,543
303,000	Decode Genetics (a) Drugs for Heart Attack, Asthma & Vascular Disease	1,115,040
		44,634,693
	Canada – 2.0%
630,000	ShawCor Oil & Gas Pipeline Products	22,558,590
437,000	RONA (a) Leading Canadian Do-it-yourself Retailer	7,549,369
250,000	Ivanhoe Mines (a) Copper Mine Project in Mongolia	2,735,701
39,800	CCL Leading Global Label Manufacturer	1,556,997
		34,400,657

Number of Shares		Value
	New Zealand – 0.4%
2,157,385	Sky City Entertainment Casino/Entertainment Complex	$7,636,967
	Total Other Countries	189,763,162
	Latin America – 5.5%
	Brazil – 4.1%
1,780,000	Suzano Brazilian Pulp & Paper Producer	28,831,945
600,000	Bovespa (a) Brazil Equity & Derivative Exchange	11,561,798
800,000	Localiza Rent A Car Car Rental	8,411,883
217,000	Porto Seguro Auto & Life Insurance	7,965,212
500,000	Natura Cosmeticos Direct Retailer of Cosmetics	4,731,558
328,300	BM&F (a) Brazilian Derivatives Exchange	4,610,955
177,100	Redecard Credit/Debit Card Acquirer/Processor	2,835,480
		68,948,831
	Mexico – 1.4%
160,000	Grupo Aeroportuario del Surest Cancun & Cozumel Airport Operator	9,795,200
2,000,000	Urbi Desarrollos Urbanos (a) Affordable Housing Builder	6,908,368
1,200,000	Megacable (a) Mexican Cable & Internet Operator	4,074,654
2,000,000	Financiera Independencia (a) Mexican Micro-finance Lender	3,434,027
		24,212,249
	Total Latin America	93,161,080
Total Common Stocks (Cost: $1,081,020,786) – 96.0%		1,626,142,025

See accompanying notes to financial statements.
11

Wanger International Small Cap 2007 Annual Report

Wanger International Small Cap

Statement of Investments December 31, 2007

Principal Amount		Value
Short-Term Obligations – 3.9%
$8,500,000	United Parcel Service (c) 3.98% due 1/16/08	$8,485,904
8,400,000	General Electric Capital Corp. 4.15% due 1/08/08	8,393,222
8,400,000	Emerson Electric (c) 4.20% due 1/11/08	8,390,200
8,300,000	Toyota Motor Credit 4.18% due 1/02/08	8,299,036
8,300,000	EI Dupont (c) 4.20% due 1/03/08	8,298,064
8,300,000	Chevron Funding 4.11% due 1/04/08	8,297,157
8,157,000	IBM (c) 4.22% due 1/07/08	8,151,263
7,198,000	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/31/07, due 01/02/08 at 3.00%, collateralized by a U.S. Government Agency Obligation, maturing 07/18/16, market value $7,345,144 (repurchase proceeds $7,199,200)	7,198,000
	Total Short-Term Obligations (Cost: $65,512,846)	65,512,846
Total Investments (Cost: $1,146,533,632) – 99.9% (d)(e)		1,691,654,871
Cash and Other Assets Less Liabilities – 0.1%		1,719,474
Total Net Assets – 100%		1,693,374,345

Notes to Statement of Investments:

(a)  Non-income producing security.

(b)  An affiliate may include any company in which the Fund owns five percent or more of its outstanding voting shares. Transactions in affiliated companies during the twelve months ended December 31, 2007, are as follows:

Balance of Affiliates	Shares Held 12/31/2006	Purchases/ Additions	Balance of Sales/ Reductions	Shares Held 12/31/2007	Value	Dividend
Charles Taylor	1,700,000	600,000	—	2,300,000	$15,402,758	$544,493

The aggregate cost and value of this company at December 31, 2007, was $12,583,555 and $15,402,758, respectively. Investments in affiliate companies represent 0.9% of total net assets at December 31, 2007.

(c)  Security exempt from registration under Section 4(2) of the Securities Act of 1933. These securities may only be resold in exempt transactions to qualified buyers. Private resales of these securities to qualified institutional buyers are also exempt from registration pursuant to Rule 144A under the Securities Act of 1933. At December 31, 2007, these securities amounted to $33,325,431, which represents 2.0% of net assets.

(d)  At December 31, 2007, for federal income tax purposes cost of investments was $1,147,407,514 and net unrealized appreciation was $544,247,357 consisting of gross unrealized appreciation of $615,044,798 and gross unrealized depreciation of $70,797,441.

(e)  On December 31, 2007, the Fund's total investments were denominated in currencies as follows:

Currency	Value	% of Net Assets
Euro Dollars	$530,750,564	31.3
Japanese Yen	238,170,119	14.1
Hong Kong Dollars	116,296,730	6.9
British Pounds	105,275,820	6.2
Swiss Francs	84,874,236	5.0
U.S. Dollars	153,888,639	9.1
Other currencies less than 5% of total net assets	462,398,763	27.3
Cash and other assets less liabilities	1,719,474	0.1
	$1,693,374,345	100.0

See accompanying notes to financial statements.
12

Wanger International Small Cap 2007 Annual Report

Wanger International Small Cap

Portfolio Diversification December 31, 2007

At December 31, 2007, the Fund's portfolio investments as a percent of net assets was diversified as follows:

	Value	Percent
Industrial Goods & Services
Other Industrial Services	$124,545,942	7.3%
Industrial Materials & Specialty Chemicals	115,242,136	6.8
Machinery	81,893,259	4.9
Conglomerates	60,115,302	3.6
Electrical Components	40,728,570	2.4
Outsourcing Services	39,361,257	2.3
Construction	30,292,505	1.8
Industrial Distribution	12,148,225	0.7
	504,327,196	29.8
Consumer Goods & Services
Other Consumer Services	58,462,531	3.5
Retail	40,416,999	2.4
Food & Beverage	33,223,437	2.0
Casinos & Gaming	32,147,867	1.9
Apparel	19,016,791	1.1
Consumer Goods Distribution	17,366,105	1.0
Other Durable Goods	15,277,323	0.9
Travel	15,082,166	0.9
Other Entertainment	14,260,117	0.8
Nondurables	12,765,731	0.8
Leisure Products	11,607,952	0.7
Consumer Electronics	10,989,977	0.6
	280,616,996	16.6
Information
Financial Processors	37,868,093	2.2
Computer Hardware & Related Equipment	34,874,770	2.1
CATV	24,058,320	1.4
Satellite Broadcasting & Services	23,599,758	1.4
Business Information & Marketing Services	22,347,875	1.3
Internet Related	22,295,007	1.3
Semiconductors & Related Equipment	17,246,656	1.0
Publishing	13,352,983	0.8
TV Broadcasting	12,193,227	0.7
Business Software	11,647,198	0.7
Computer Services	9,698,561	0.6
Telecommunications Equipment	7,459,652	0.4
Instrumentation	4,517,028	0.3
Advertising	4,481,563	0.3
Electronics Distribution	4,184,149	0.3
	249,824,840	14.8

	Value	Percent
Energy & Minerals
Oil Services	$119,092,337	7.0%
Mining	62,186,774	3.7
Agricultural Commodities	28,831,945	1.7
Oil Refining, Marketing & Distribution	26,192,153	1.5
Oil & Gas Producers	6,685,926	0.4
	242,989,135	14.3
Finance
Brokerage & Money Management	47,770,353	2.8
Insurance	30,483,720	1.8
Banks	23,927,118	1.4
Savings & Loans	21,525,285	1.3
Finance Companies	10,797,776	0.6
Closed End Funds	10,119,586	0.6
Credit Cards	2,835,480	0.2
	147,459,318	8.7
Other Industries
Transportation	84,964,867	5.0
Real Estate	23,852,020	1.4
Regulated Utilities	7,541,512	0.4
	116,358,399	6.8
Health Care
Medical Equipment & Devices	38,048,871	2.3
Health Care Services	17,986,686	1.1
Pharmaceuticals	15,482,959	0.9
Biotechnology & Drug Delivery	7,487,040	0.4
Medical Supplies	5,560,585	0.3
	84,566,141	5.0
Total Common Stocks	1,626,142,025	96.0
Short-Term Obligations	65,512,846	3.9
Total Investments	1,691,654,871	99.9
Cash and Other Assets Less Liabilities	1,719,474	0.1
Net Assets	1,693,374,345	100.0

See accompanying notes to financial statements.
13

Wanger International Small Cap 2007 Annual Report

Statement of Assets and Liabilities
December 31, 2007

Assets:
Unaffiliated investments, at cost	$1,133,950,077
Affiliated investments, at cost (See Note 4)	12,583,555
Unaffiliated investments, at value	$1,676,252,113
Affiliated investments, at value (See Note 4)	15,402,758
Cash	446
Foreign currency (cost of $1,562,060)	1,566,773
Receivable for:
Investments sold	3,225,693
Fund shares sold	408,036
Interest	600
Dividends	2,060,179
Foreign tax reclaims	121,247
Trustees' deferred compensation plan	45,765
Total Assets	1,699,083,610
Liabilities:
Payable for:
Investments purchased	2,574,301
Fund shares repurchased	1,517,071
Investment advisory fee	1,169,399
Administration fee	71,919
Transfer agent fee	35
Trustees' fees	65
Reports to shareholders	128,046
Custody fee	157,840
Chief compliance officer expenses	2,130
Trustees' deferred compensation plan	45,765
Other liabilities	42,694
Total Liabilities	5,709,265
Net Assets	$1,693,374,345
Composition of Net Assets:
Paid-in capital	$939,978,395
Undistributed net investment income	12,198,734
Accumulated net realized gain	196,051,015
Net unrealized appreciation on:
Investments	545,121,239
Foreign currency translations	24,962
Net Assets	$1,693,374,345
Fund Shares Outstanding	38,454,828
Net asset value, offering price and redemption price per share	$44.04

Statement of Operations
For the Year Ended December 31, 2007

Investment Income:
Dividends (net of foreign taxes withheld of $2,012,465)	$27,030,004
Dividends from affiliates	544,493
Interest income	3,051,385
Total Investment Income	30,625,882
Expenses:
Investment advisory fee	14,159,975
Administration fee	354,805
Transfer agent fee	385
Trustees' fees	84,602
Reports to shareholders	471,091
Legal fees	111,260
Custody fee	972,138
Chief compliance officer expenses (See Note 4)	44,053
Other expenses (See Note 5)	80,447
Total Expenses	16,278,756
Custody earnings credit	(401)
Net Expenses	16,278,355
Net Investment Income	14,347,527
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency:
Net realized gain (loss) on:
Investments	201,804,899
Foreign currency transactions	(300,821)
Net realized gain	201,504,078
Net change in unrealized appreciation on:
Unaffiliated investments	25,745,483
Affiliated investments	2,819,203
Foreign currency translations	21,807
Net change in unrealized appreciation	28,586,493
Net Gain	230,090,571
Net Increase in Net Assets from Operations	$244,438,098

See accompanying notes to financial statements.
14

Wanger International Small Cap 2007 Annual Report

Statement of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2007	2006
From Operations:
Net investment income	$14,347,527	$9,968,290
Net realized gain on investments and foreign currency transactions	201,504,078	133,033,796
Net change in unrealized appreciation
on investments and foreign currency translations	28,586,493	239,496,939
Net Increase in Net Assets from Operations	244,438,098	382,499,025
Distributions to Shareholders:
From net investment income	(13,868,748)	(6,400,167)
From net realized gains	(124,882,759)	—
Total Distributions to Shareholders	(138,751,507)	(6,400,167)
Share Transactions:
Subscriptions	135,196,260	235,925,977
Distributions reinvested	138,751,507	6,400,167
Redemptions	(166,382,832)	(111,559,587)
Net Increase from Share Transactions	107,564,935	130,766,557
Total Increase in Net Assets	213,251,526	506,865,415
Net Assets:
Beginning of period	1,480,122,819	973,257,404
End of period	1,693,374,345	1,480,122,819
Undistributed net investment income at end of period	12,198,734	6,742,938

See accompanying notes to financial statements.
15

Wanger International Small Cap 2007 Annual Report

Financial Highlights

	Year Ended December 31,
Selected data for a share outstanding throughout each period	2007	2006		2005		2004	2003
Net Asset Value, Beginning of Period	$41.77	$30.63		$25.46		$19.68	$13.27
Income from Investment Operations:
Net investment income (a)	0.37	0.29		0.25		0.13	0.13
Net realized and unrealized gain on investments and foreign currency transactions	5.80	11.04		5.20		5.80	6.33
Total from Investment Operations	6.17	11.33		5.45		5.93	6.46
Less Distributions to Shareholders:
From net investment income	(0.39)	(0.19)		(0.28)		(0.15)	(0.05)
From net realized gain	(3.51)	—		—		—	—
Total Distributions to Shareholders	(3.90)	(0.19)		(0.28)		(0.15)	(0.05)
Net Asset Value, End of Period	$44.04	$41.77		$30.63		$25.46	$19.68
Total Return (b)	16.31%	37.16%		21.53	%(c)	30.27%	48.86%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (d)	0.99%	1.01%		1.13%		1.36%	1.41%
Interest expense	—	0.00	%(e)	—		—	—
Net expenses (d)	0.99%	1.01%		1.13%		1.36%	1.41%
Net investment income (d)	0.87%	0.81%		0.92%		0.59%	0.85%
Waiver	—	—		0.02%		—	—
Portfolio turnover rate	35%	41%		24%		47%	45%
Net assets, end of period (000's)	$1,693,374	$1,480,123		$973,257		$606,773	$380,726

(a)  Net investment income per share was based upon the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions are reinvested.

(c)  Had the investment adviser not waived a portion of expenses, total return would have been reduced.

(d)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(e)  Rounds to less than 0.01%.

See accompanying notes to financial statements.
16

Wanger International Small Cap 2007 Annual Report

Notes to Financial Statements

1.  Nature of Operations

Wanger International Small Cap (the "Fund") is a series of Wanger Advisors Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The investment objective of the Fund is to seek long-term growth of capital. The Fund is available only for allocation to certain life insurance company separate accounts established for the purpose of funding qualified and non-qualified variable annuity contracts and variable life insurance policies and may also be offered directly to certain types of pension plans and retirement arrangements.

2.  Significant Accounting Policies

Security valuation

Securities of the Fund are valued at market value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at a fair value determined in accordance with procedures established by the Board of Trustees. A security traded on a securities exchange or in an over-the-counter market in which transaction prices are reported is valued at the last sales price at the time of valuation. A security traded principally on NASDAQ is valued at the NASDAQ official closing price. A security for which there is no reported sale on the valuation date is valued at the latest bid quotation. A short term debt obligation having a maturity of 60 days or less from the valuation date is valued in accordance with procedures established by the Board of Trustees. The Trust has retained an independent statistical fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time as of which the securities are to be valued. If a security is valued at fair value, that value may be different from the last quoted market price for the security.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is evaluating the impact the application of SFAS 157 will have on the Fund's financial statement disclosures.

Repurchase agreements

The Fund may engage in repurchase agreement transactions. The Fund, through its custodians, receives delivery of underlying securities collateralizing each repurchase agreement. The Fund's custodian determines that the value of the underlying securities is at all times at least equal to the resale price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Foreign currency translations

Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

Security transactions and investment income

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on the accrual basis and includes amortization of discounts on debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are recorded on an identified cost basis.

Awards, if any, from class action litigation related to securities owned may be recorded as a reduction of cost of those securities. If the applicable securities are no longer owned, the proceeds are recorded as realized gains.

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees. The Fund will not incur any registration costs upon such resale.

Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

Fund share valuation

Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange ("the Exchange") on each day the Exchange is open for trading by dividing the total value of the Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding.

Custody fees/Credits

Custody fees are reduced based on the Fund's cash balances maintained with the custodian. The amount is disclosed as a reduction of total expenses in the Statement of Operations.

Federal income taxes

The Fund has complied with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distributes all its taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Foreign capital gains taxes

Realized gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from 10%-15%. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

Distributions to shareholders

Distributions to shareholders are recorded on the ex-date.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also under the Trust's organizational documents, the Trustees and Officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the

17

Wanger International Small Cap 2007 Annual Report

Notes to Financial Statements, continued

Trust. However based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

3.  Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2007, permanent book and tax basis differences resulting primarily from differing treatments for foreign currency transactions and passive foreign investment companies ("PFIC") adjustments were identified and reclassified among the components of the Fund's net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Gain/(Loss)	Paid-In Capital
$4,977,017	$(4,977,017)	$—

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2007 and December 31, 2006 were as follows:

	December 31, 2007	December 31, 2006
Distributions paid from Ordinary Income	$27,006,414	$6,400,167
Long-Term Capital Gains	111,745,093	—

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of December 31, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation*
$35,787,098	$173,344,442	$544,239,448

* The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales, foreign currency transactions and passive foreign investment company ("PFIC") adjustments.

The Funds adopted Financial Accounting Standards Board ("FASB") Interpretation No. 48, Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109 ("FIN 48") effective June 29, 2007. FIN 48 requires management to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. FIN 48 must be applied to all existing tax positions upon initial adoption and the cumulative effect, if any, is to be reported as an adjustment to net assets. Management has evaluated the known implications of FIN 48 on its computation of net assets for the Fund. As a result of this evaluation, management believes that FIN 48 does not have any effect on the Fund's financial statements. However, management's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

4.  Transactions With Affiliates

Columbia Wanger Asset Management, L.P., ("CWAM") is a wholly owned subsidiary of Columbia Management Group, LLC., which in turn is an indirect wholly owned subsidiary of Bank of America Corporation ("BOA"). CWAM furnishes continuing investment supervision to the Fund and is responsible for the overall management of the Fund's business affairs.

Effective August 1, 2007, under the Fund's investment advisory agreement, fees are accrued daily based on the Fund's average daily net assets and paid monthly to CWAM at the annual rates shown in the table below:

Average Daily Net Assets	Annual Fee Rate
Up to $100 million	1.10%
$100 million to $250 million	0.95%
$250 million to $500 million	0.90%
$500 million to $1 billion	0.80%
$1 billion and over	0.72%

Prior to August 1, 2007, as provided under the Fund's investment advisory agreement, fees were accrued daily based on the Fund's average daily net assets and paid monthly to CWAM at the annual rates shown in the table below:

Average Daily Net Assets	Annual Fee Rate
Up to $100 million	1.15%
$100 million to $250 million	1.00%
$250 million to $500 million	0.95%
$500 million and over	0.85%

For the year ended December 31, 2007, the Fund's effective investment advisory fee rate was 0.86%.

CWAM provides administrative services and receives an administration fee from the Fund. Prior to August 1, 2007, administrative services were covered under the Fund's investment advisory agreement in place between the Fund and CWAM. Effective August 1, 2007, under the Fund's new administration agreement, which provides the same types of administrative services that were provided under the investment advisory agreement, fees are accrued daily and paid monthly to CWAM at the annual rate of 0.05%. Accordingly, the investment advisory fees were decreased by 0.05% across all asset levels effective August 1, 2007 as well.

For the year ended December 31, 2007, the Fund's effective administration fee rate was 0.02%.

Certain officers and trustees of the Trust are also officers of CWAM. The Trust makes no direct payments to its officers and trustees who are affiliated with CWAM.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund will pay its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. These expenses are disclosed separately as "Chief compliance officer expenses" in the Statement of Operations.

The Trust offers a deferred compensation plan for its independent trustees. Under that plan, a trustee may elect to defer all or a portion of his or her compensation. Amounts deferred are retained by the Trust and represent an unfunded obligation of the Trust. The value of amounts deferred is determined by reference to the change in value of Class Z shares of one or more series of

18

Wanger International Small Cap 2007 Annual Report

Notes to Financial Statements, continued

the Columbia Acorn Trust or a money market fund as specified by the trustee. Benefits under the deferred compensation plan are payable when the trustee ceases to be a member of the Board of Trustees.

Columbia Management Distributors, Inc. (the "Distributor"), a wholly owned subsidiary of BOA, serves as the principal underwriter of the Trust and receives no compensation for its services.

Columbia Management Services, Inc. (the "Transfer Agent"), a wholly owned subsidiary of BOA, provides shareholder services to the Fund and has subcontracted with Boston Financial Data Services ("BFDS") to serve as subtransfer agent. For such services, the Transfer Agent receives a fee, paid monthly, at the annual rate of $21.00 per open account. . The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

An affiliate may include any company in which a fund owns five percent or more of its outstanding voting shares. On December 31, 2007, the Fund held five percent or more of the outstanding voting securities of one or more companies. Details of investments in those affiliated companies are presented on page 12.

During the year ended December 31, 2007, the Fund engaged in purchases and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the Investment Company Act of 1940 and were $0 and $5,066,703, respectively.

5.  Borrowing Arrangements

The Trust participates in a $150 million credit facility, which was entered into to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.08% per annum of the unutilized line of credit is accrued and apportioned among the participating funds based on their relative net assets. The commitment fee is included in "Other expenses" in the Statement of Operations. No amounts were borrowed by the Fund under this facility during the year ended December 31, 2007.

6.  Fund Share Transactions

Proceeds and payments on Fund shares as shown in the Statement of Changes in Net Assets are in respect of the following numbers of shares:

	Year ended December 31, 2007	Year ended December 31, 2006
Shares sold	3,172,392	6,658,470
Shares issued in reinvestment of dividend distributions	3,669,704	192,371
Less shares redeemed	(3,823,176)	(3,192,246)
Net increase in shares outstanding	3,018,920	3,658,595

7.  Investment Transactions

The aggregate cost of purchases and proceeds from sales other than short-term obligations for the year ended December 31, 2007 were $550,753,247 and $565,029,361, respectively.

8.  Legal Proceedings

CWAM, Columbia Acorn Trust (another mutual fund family advised by CWAM), and the trustees of Columbia Acorn Trust (collectively, the "Columbia defendants") are named as defendants in class and derivative complaints that have been consolidated in a Multi-District Action (the "MDL Action") in the federal district court of Maryland. These lawsuits contend that defendants permitted certain investors to market time their trades in certain Columbia Acorn Funds. The MDL Action is ongoing. However, all claims against Columbia Acorn Trust and the independent trustees of Columbia Acorn Trust have been dismissed.

Columbia Acorn Trust and CWAM are also defendants in a class action lawsuit that alleges, in summary, that Columbia Acorn Trust and CWAM exposed shareholders of Columbia Acorn International Fund to trading by market timers by allegedly: (a) failing to properly evaluate daily whether a significant event affecting the value of the fund's securities had occurred after foreign markets had closed but before the calculation of the fund's net asset value ("NAV"); (b) failing to implement the fund's portfolio valuation and share pricing policies and procedures; and (c) failing to know and implement applicable rules and regulations concerning the calculation of NAV (the "Fair Valuation Lawsuit"). The Seventh Circuit ruled that the plaintiffs' state law claims were preempted under federal law resulting in the dismissal of plaintiffs' complaint. Plaintiffs appealed the Seventh Circuit's ruling to the United States Supreme Court. The Supreme Court reversed the Seventh Circuit's ruling on jurisdictional grounds and the case was ultimately remanded to the state court.

On March 21, 2005, a class action complaint was filed against the Columbia Acorn Trust and CWAM seeking to rescind the CDSC assessed upon redemption of Class B shares of Columbia Acorn Funds due to the alleged market timing of the Columbia Acorn Funds (the "CDSC Lawsuit"). In addition to the rescission of sales charges, plaintiffs seek recovery of actual damages, attorneys' fees and costs. The case had been transferred to the MDL Action in the federal district court of Maryland.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL Action, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL Action described above, including the CDSC and Fair Valuation Lawsuits. The settlement is subject to court approval.

CWAM, the Columbia Acorn Funds and the Trustees of the Trust are also defendants in a consolidated lawsuit filed in the federal district court of Massachusetts alleging that CWAM used Fund assets to make undisclosed payments to brokers as an incentive for the brokers to market the Funds over other mutual funds to investors. The complaint alleges CWAM and the Trustees of Columbia Acorn Trust, along with certain affiliated entities and individuals, breached certain common law duties and federal laws.

On November 30, 2005, the judge dismissed all claims by plaintiffs and entered final judgment in favor of the defendants. The plaintiffs appealed to the United States Court of Appeals for the First Circuit on December 30, 2005. A stipulation and settlement agreement dated January 19, 2007 was filed in the First Circuit on February 14, 2007, with a joint stipulation of dismissal and motion for remand to obtain district court approval of the settlement. That joint motion was granted and the appeal was dismissed. On March 6, 2007, the case was remanded to the federal district court. The settlement, approved by the federal district court on September 18, 2007, became effective October 19, 2007. Pursuant to the settlement, the funds' adviser and/or its affiliates made certain payments, including plaintiffs' attorneys' fees and costs of notice to class members.

The Trust and CWAM intend to defend these suits vigorously.

As a result of these matters, or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of Columbia Acorn fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Columbia Acorn funds. However, based on currently available information, the Columbia Acorn Trust believes that the likelihood that these lawsuits will have a material adverse impact on any fund is remote, and CWAM believes that the lawsuits are not likely to materially affect its ability to provide investment management services to the funds.

19

Wanger International Small Cap 2007 Annual Report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Wanger International Small Cap,

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Wanger International Small Cap (a series of the Wanger Advisors Trust, hereinafter referred to as the "Fund") at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The December financial highlights of the Fund for the period ended December 31, 2003 were audited by other independent auditors whose report dated February 6, 2004 expressed an unqualified opinion on those financial statements.

PricewaterhouseCoopers LLP
Chicago, Illinois
February 20, 2008

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Wanger International Small Cap 2007 Annual Report

Federal Income Tax Information (Unaudited)

For the fiscal year ended December 31, 2007, the Fund designated long-term capital gains of $173,411,020.

Foreign taxes paid during the fiscal year ended December 31, 2007, amounting to $2,012,465 ($0.05 per share) are expected to be passed though to shareholders as 100% allowable foreign tax credits for the year ending December 31, 2007.

Gross income derived from sources within foreign countries amounted to $29,586,961 ($0.77 per share) for the fiscal year ended December 31, 2007.

21

Wanger International Small Cap 2007 Annual Report

[Excerpt from:]

Wanger Advisors Trust

Management Fee Evaluation of the Senior Officer

Prepared Pursuant to the New York Attorney General's
Assurance of Discontinuance

June 2007

22

Wanger International Small Cap 2007 Annual Report

Introduction

The New York Attorney General's Assurance of Discontinuance ("Order") entered into by Columbia Management Advisors, Inc. ("CMAI") and Columbia Management Distributors, Inc., ("CMDI" and collectively with "CMAI," "CMG") in February 2005, allows CMAI to manage or advise a mutual fund only if the trustees of the fund appoint a "Senior Officer" to perform specified duties and responsibilities. One of these responsibilities includes "managing the process by which proposed management fees (including but not limited to, advisory fees) to be charged the [Funds] are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance."

This is the first year that the Columbia Acorn Trust and Wanger Advisors Trust (collectively, the "Trusts") and each series thereof (the "Acorn Funds," "WAT Funds" or collectively, the "Funds") have been overseen by the same Board of Trustees ("Board"). The Order provides that this Board must determine the reasonableness of proposed "management fees" by using either an annual competitive bidding process supervised by the Senior Officer or Independent Fee Consultant, or by obtaining "an annual independent written evaluation prepared by or under the direction of the Senior Officer or the Independent Fee Consultant."

"Management fees" are only part of the costs and expenses paid by mutual fund shareholders. The expenses can vary depending upon the class of shares held but usually include: (1) investment management or advisory fees to compensate analysts and portfolio managers for stock research and portfolio management, as well as the cost of operating a trading desk; (2) administrative expenses incurred to prepare registration statements and tax returns, calculate the Funds' net asset values, maintain effective compliance procedures and perform recordkeeping services; (3) transfer agency costs for establishing accounts, accepting and disbursing funds, as well as overseeing trading in Fund shares; (4) custodial expenses incurred to hold the securities purchased by the Funds; and (5) distribution expenses, including commissions paid to brokers that sell the Fund shares to investors.

Columbia Wanger Asset Management, L.P. ("CWAM"), the adviser to the Funds, has proposed that with respect to the Acorn Funds, the Columbia Acorn Trust continue the existing separate agreements governing the first two categories listed above: an advisory agreement governing portfolio management, and an administration agreement governing certain administration and clerical services. Together the fees paid under these two agreements are referred to as "management fees." CWAM proposes that the WAT Funds continue the existing single agreement governing both investment advisory and administrative services. A single management fee would cover both services. Other fund expenses are governed by separate agreements, in particular agreements with two CWAM affiliates: CMDI, the broker-dealer that underwrites and distributes the Funds' shares, and Columbia Management Services, Inc. ("CMSI"), the Funds' transfer agent. In conformity with the terms of the Order, this evaluation, therefore, addresses only the advisory and administrative contracts, and does not extend to the other agreements.

According to the Order, the Senior Officer's evaluation must consider at least the following:

(1)  Management fees (including components thereof) charged to institutional and other clients of CWAM for like services;

(2)  Management fees (including any components thereof) charged by other mutual fund companies for like services;

(3)  Costs to CWAM and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit;

(4)  Profit margins of CWAM and its affiliates from supplying such services;

(5)  Possible economies of scale as the Funds grow larger; and

(6)  The nature and quality of CWAM's services, including the performance of each Fund.

In 2004, the Boards of the two Trusts, then separate groups, each appointed me Senior Officer under the Order. They also determined not to pursue a competitive bidding process and instead, charged me with the responsibility of evaluating the Funds' proposed advisory and administrative fee contracts with CWAM in conformity with the requirements of the Order. This Report is an annual evaluation required under the Order. In discharging their responsibilities, the independent Trustees have also consulted independent, outside counsel.

2007 Evaluation

This is the third annual evaluation prepared in connection with the Order. This evaluation follows the same structure as the earlier studies. Some areas are given more emphasis here, while others are given less. Still, the fundamental information gathered for this evaluation is largely the same as past years.

Process and Independence

The objectives of the Order are to insure the independent evaluation of the advisory fees paid by the Funds as well as to insure that all relevant factors are considered. In my view, this contract renewal process has been conducted at arms-length and with independence in gathering, considering and evaluating all relevant data. At the outset of the process, the Trustees sought and obtained from CWAM and CMG a comprehensive compilation of data regarding Fund performance and expenses, adviser profitability, and other information. The Board evaluated this information thoroughly and also explored CWAM's potential capacity restraints. Performance and expense data was obtained from both Morningstar and Lipper, the leading consultants in this area. The rankings prepared by Morningstar and Lipper were independent and not influenced by the adviser. CWAM itself identified what it considers competing funds, and the Trustees considered that data as well.

23

Wanger International Small Cap 2007 Annual Report

In the course of its work, the Contract Committee gave careful consideration to the conclusions and recommendations contained in last year's evaluation. The Contract Committee gave particular emphasis to the issue of whether economies of scale were appropriately reflected in the Funds' fee schedules. Last year, the Board sought and CWAM agreed to additional breakpoints for two Funds, Acorn USA and Acorn Select. These breakpoints are above current asset levels, but clearly operate to share economies of scale with Fund shareholders. This year, at the Board's request, CWAM has proposed additional breakpoints for the WAT Funds, and Acorn International Select. This proposal is under consideration by the Board.

My evaluation of the advisory contract was shaped, as it was last year, by my experience as Chief Compliance Officer of the Trusts ("CCO"). As CCO, I report solely to the Board and have no reporting obligation to or employment relationship with CMG or its affiliates, except for administrative purposes. I have commented on compliance matters in evaluating the quality of service provided by CWAM.

This Report, its supporting materials and the data contained in other materials submitted to the Contract Committee of the Board, in my view, provide a thorough factual basis upon which the Board, in consultation with independent counsel as it deems appropriate, may conduct management fee negotiations that are in the best interests of the Funds' shareholders.

The Fee Reductions Mandated under the Order

Under the terms of the Order, CMG agreed to secure certain management fee reductions for the mutual funds advised by its affiliate investment advisers. In some instances, breakpoints were also established. Although neither CWAM nor the Trusts was a party to the Order, CWAM offered and the Board accepted certain advisory fee reductions during 2005. By the terms of the Order, these fees may not be increased before November 30, 2009. I have used these advisory fee levels—as modified last year to add certain breakpoints for Acorn USA and Acorn Select—in this evaluation because they are the fees in the current agreements that CWAM proposes should be continued. Hence, these fee levels are the starting point of an evaluation.

Conclusions

My review of the data and other material above leads to the following conclusions with respect to the factors identified in the Order.

1.  Performance. The domestic Funds generally have achieved outstanding performance. The Acorn Fund, Acorn USA, Acorn Select, Wanger Select and Wanger US Smaller Companies all rank very favorably against their peers over the past five years. Although Acorn USA and Wanger US Smaller Companies had a difficult year in 2006, these returns are not characteristic of these funds, both of which have shown improved performance during the first quarter of 2007. The international Funds have relatively weaker long term records than the domestic funds, but recently have improved significantly and their one year rankings are excellent. Overall then, performance of the Funds is excellent.

2.  Management Fees relative to Peers. The management fee rankings for several of the Acorn Funds are generally more favorable to shareholders than those of their peer group funds. Management fees do, however, vary by Fund. Acorn Fund is the least expensive and the Acorn USA the most expensive. Acorn Fund is very competitive, while Acorn USA and Acorn Select were ranked by both Lipper and Morningstar at or below the median, and therefore impose higher fees than do the majority of their competitors. The WAT Funds also lag their competitors and impose higher fees than their peers.

3.  Administrative Fees. The Acorn Funds' administrative fee, which is uniform across all Funds, is at a level comparable to or less expensive than the fees imposed by their peers, provides for appropriate services to Funds, and affords breakpoints that lower the fee as assets increase. The WAT Funds pay a single fee for advisory and administrative services and hence do not benefit from administrative fee breakpoints, nor is it possible to assess their administrative costs relative to competitors.

4.  Management Fees relative to Institutional and Other Mutual Fund Accounts. CWAM's focus is on its mutual funds. It does not actively seek to manage separate or institutional accounts. The few institutional accounts it does manage vary in rate structures. Some pay advisory fees commensurate with or higher than the Acorn and WAT Funds. In a few instances, however, institutional accounts pay lower advisory fees than do the Acorn Funds. One particular institutional account is significant in size and has been under CWAM's management for over 25 years.

5.  Costs to CWAM and its Affiliates. CWAM's direct costs do not appear excessive. Overhead and indirect costs allocated to CWAM by its parent organizations, however, are significant and increasing. CWAM's affiliates report operating losses and therefore do not appear to profit from CWAM's advisory agreement with the Funds.

6.  Profit Margins. CWAM's firm-wide, pre-marketing expense profit margins are at the top of the industry, though these comparisons are hampered by limited industry data. High profit margins are not unexpected for firms that manage large, successful funds and have provided outstanding investment performance for investors.

7.  Economies of Scale. Economies of scale do exist at CWAM and will expand as the assets of the Funds get larger. They are, however, only partially reflected in the management fee schedule for the Acorn Funds and not reflected at all in two of the four WAT Funds. Breakpoints above current asset levels have, however, been added to the more expensive funds, Acorn Select and Acorn USA. Nonetheless, if Fund assets continue to grow, under the Funds' current fee schedules, all Fund shareholders might not benefit in a manner generally commensurate with CWAM's increased profits. Management has proposed additional breakpoints for some of the Funds that, if implement, would result in greater sharing of economies of scale.

24

Wanger International Small Cap 2007 Annual Report

8.  Nature and Quality of Services. This category includes a variety of considerations that are difficult to quantify, yet can have a significant bearing on the performance of the Acorn Funds. Several areas merit comment.

  a.  Capacity. The Funds have continued to grow, posing ever greater challenges in deploying assets effectively. While trends here merit continued monitoring, CWAM appears to be managing assets effectively.

  b.  Compliance. CWAM has a reasonably designed compliance program that protects shareholders.

  c.  Administrative Services. The Funds benefit from a variety of administrative services that are performed by CWAM and CMAI.

9.  Process. In my opinion, the process of negotiating an advisory contract for the Funds has been conducted thoroughly and at arms' length. Further, the Trustees have sufficient information to evaluate management's proposal, and negotiate contract terms that are in the best interests of fund shareholders.

Recommendations
(with respect to the Wanger Funds)

I believe the Trustees should:

1.  Continue to consider additional ways to restructure the advisory fee beyond the current breakpoint schedule to reflect more fully economies of scale.

2.  Consider unbundling of the advisory and administrative fees paid by the WAT Funds.

3.  Review the disparity in management fee levels between the Acorn International Fund and its related annuity-based fund, WAT International Small Cap Fund.

4.  Continue to monitor CWAM's capacity limitations to insure that the Funds' expanding assets do not impair investment performance.

Robert P. Scales
Senior Vice President,
Chief Legal Officer
and General Counsel
June 18, 2007

25

Wanger International Small Cap 2007 Annual Report

Board Approval of the Advisory Agreement

Wanger Advisors Trust (the "Trust") has an investment advisory agreement (the "Advisory Agreement") with Columbia Wanger Asset Management, L.P. ("CWAM") under which CWAM manages the Wanger Advisors Funds (the "Funds"). The trustees of the Trust, more than seventy five percent of whom have never been affiliated with CWAM ("Independent Trustees"), oversee the management of each Fund and, as required by law, determine at least annually whether to continue the Advisory Agreement for each Fund.

The Contract Committee of the board of trustees (the "Committee"), which is comprised of six Independent Trustees, makes recommendations to the board regarding any proposed continuation of the Advisory Agreement. After the Committee has made its recommendation, the full board determines whether to approve the continuation of the Advisory Agreement. In addition, the board considers matters bearing on the Advisory Agreement at most of its other meetings throughout the year and meets at least quarterly with the portfolio managers employed by CWAM.

In connection with their most recent consideration of the Advisory Agreement for each Fund, the Committee and all trustees received and reviewed a substantial amount of information provided by CWAM in response to requests of the Independent Trustees and their counsel. Throughout their consideration of the Advisory Agreement, the Independent Trustees were advised by their independent legal counsel. At each of the meetings at which the Committee or the Independent Trustees considered the Advisory Agreement, they met with management and also met separately in executive session with their counsel.

The materials reviewed by the Committee and the trustees included, among other items, (i) information on the investment performance of each Fund and the performance of peer groups of funds and of the Fund's performance benchmarks, (ii) information on each Fund's advisory fees and other expenses, including information comparing the Fund's fees and expenses to those of peer groups of funds and information about any applicable expense limitations and fee "breakpoints," (iii) data on sales and redemptions of Fund shares and (iv) information on the profitability to CWAM and its affiliates of their relationships with the Funds and potential "fall-out" or ancillary benefits that CWAM and its affiliates may receive as a result of their relationships with the Funds. They also considered other information such as (i) CWAM's financial results and financial condition, (ii) each Fund's investment objective and strategies; (iii) the size, education and experience of CWAM's investment staff and its use of technology, external research and trading cost measurement tools, (iv) the allocation of the Funds' brokerage, if any, including allocations to brokers affiliated with CWAM, and the use of "soft" commission dollars to pay for research products and services, (v) the resources devoted to, and the record of compliance with, the Funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies and (vi) the economic outlook generally and for the mutual fund industry in particular. In addition, the trustees conferred with, and reviewed the Management Fee Evaluation (the "Fee Evaluation") prepared by, the Trust's chief compliance officer, who also serves as the Trust's "Senior Officer" as contemplated by the Assurance of Discontinuance dated February 9, 2005 among affiliates of CWAM and the Office of the New York Attorney General. [A summary of the Fee Evaluation is included in this report.] Throughout the process, the trustees had the opportunity to ask questions of and request additional materials from CWAM.

On July 17, 2007, the board of trustees unanimously approved (a) a new administration agreement between the Trust and CWAM, pursuant to which CWAM, for a fee at the annual rate of 0.05% of average daily net assets of the Trust, provides to the Trust the types of administrative services that were currently being provided to the Trust under the Advisory Agreement and(b) the continuation of the Advisory Agreement through July 31, 2008, with amendments to the fee schedule to provide (i) a corresponding 0.05% reduction in the annual rate of fee as a result of entering into the administration agreement and (ii) additional breakpoints, as described below. The approval followed Committee meetings held in February, May, June and July 2007.

In considering the continuation of the Advisory Agreement (and entering into the new administration agreement), the trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the trustees' determination to approve the continuation of the Advisory Agreement (and entering into the new administration agreement) are discussed separately below.

Nature, quality and extent of services. The trustees reviewed the nature, quality and extent of the services of CWAM and its affiliates to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge the trustees gained from their regular meetings with management on at least a quarterly basis. In addition, the trustees reviewed the available resources and key personnel of CWAM and its affiliates, especially those who provide investment management services to the Funds. The trustees also considered other services provided to the Funds by CWAM and its affiliates, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Funds' administrator, monitoring adherence to the Funds' investment restrictions, producing shareholder reports, providing support services for the board and board committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations. With respect to the provision of administrative services, the trustees believed it was more appropriate for those same services to be provided to the Trust pursuant to a separate administration agreement.

The trustees concluded that: the nature, quality and extent of the services provided by CWAM and its affiliates to each Fund were appropriate and consistent with the terms of the Advisory Agreement; that the quality of those services had been consistent with or superior to quality norms in the industry; and that the Funds were likely to benefit from the continued provision of those services. They also concluded that each of CWAM and its affiliates currently had sufficient personnel, with appropriate education and experience, to serve the Funds effectively and had demonstrated their continuing ability to attract and retain well qualified personnel.

Performance of the Funds. At various meetings of the board, of the Committee and of the board's investment performance analysis committee, the trustees considered the short-term and longer-term performance of each Fund. They reviewed information comparing each Fund's performance with the performance of the Fund's benchmark and with the performance of comparable funds and peer groups as identified by Lipper Inc. ("Lipper") and Morningstar Associates, LLC ("Morningstar"). They noted that, among the domestic Funds, Wanger Select had outperformed its respective benchmark and Lipper and Morningstar peers for the relevant periods. Wanger U.S. Smaller Companies suffered weak performance compared to its benchmark in 2006 and ranked toward the bottom of its peer group for that period. Notwithstanding that performance, that Fund's performance approximated, or was ahead of, its benchmark for the most recent three, five and ten year periods. The trustees also discussed the performance of the international Funds, noting that both of the international Funds had shown improvement over recent years. During the contract renewal process, the trustees concluded that, although past performance is not necessarily indicative of future results, the Funds' strong overall performance record was an important factor in their evaluation of the quality of services provided by CWAM under the Advisory Agreement.

Costs of Services and Profits Realized by CWAM. At various Committee meetings and other informal meetings, the trustees examined detailed information on fees and expenses of each Fund in comparison to information

26

Wanger International Small Cap 2007 Annual Report

Board Approval of the Advisory Agreement

for other comparable funds provided by Lipper and Morningstar. As noted in the Fee Evaluation, the contractual rates of investment advisory fees and the actual advisory fees for some of the Funds were higher than the median advisory fees of their respective peer groups (particularly with respect to Wanger U.S. Smaller Companies and Wanger Select). The trustees also considered the management fees of the Wanger Advisors Funds relative to those of the Columbia Acorn Trust funds, a group of funds with similar investment strategies overseen by the same trustees and also managed by CWAM. In addition, the Committee and the Board had extensive discussions about the appropriateness of the 0.05% fee for administrative services.

The Board and CWAM approved amendments to the Advisory Agreement to (a) provide a 0.05% reduction in the fee schedule for each Fund in response to entering into the new administration agreement and (b) to establish additional breakpoints for (i) Wanger U.S. Smaller Companies at 0.80% on net asset levels over $2 billion, (ii) Wanger Select at 0.78% on net asset levels over $500 million, (iii) Wanger International Select at 0.89% on nets asset levels over $500 million and (iv) Wanger International Small Cap at 0.72% on net asset levels over $1 billion.

The trustees reviewed the Fee Evaluation's analysis of the profitability of CWAM in serving as each Fund's investment adviser and of CWAM and its affiliates in all of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses among the Funds and other business units. The trustees took into account the methodology used by CWAM in determining compensation payable to portfolio managers and the competitive environment for investment management talent. The trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and the profitability of any manager is affected by numerous factors, including the organizational structure of the particular manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the manager's capital structure and cost of capital.

The trustees also reviewed CWAM's advisory fees for other investment companies, sub-advised funds and other institutional separate accounts, as detailed in the Fee Evaluation. In most instances its institutional separate account fees for various investment strategies were higher than the advisory fees charged to the Funds with corresponding strategies, although for a few accounts, the fees were lower. The trustees noted that CWAM performs significant additional services for the Funds that it does not provide to sub-advised funds or non-mutual fund clients, including administrative services, oversight of the Funds' other service providers, trustee support, regulatory compliance and numerous other services, and that, in servicing the Funds, CWAM assumes many legal risks that it does not assume in servicing many of its other clients. Finally, the trustees considered the financial condition of CWAM as part of the contract renewal process.

The trustees concluded that the rates of advisory fees (as amended) and other compensation payable by the Funds to CWAM and its affiliates were reasonable in relation to the nature and quality of the services to be provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees CWAM charges to other clients. The trustees also concluded that the Funds' estimated overall expense ratios were reasonable, taking into account quality of services provided by CWAM and its affiliates and the investment performance of the Funds.

Economies of Scale. The trustees considered information about the potential for CWAM to realize economies of scale as a Fund's assets increase. They noted that the fee schedule for each Fund includes reductions in the rate of fees at various asset levels, including each Fund's newly established breakpoint. The trustees also noted that the Funds share directly in economies of scale through lower charges on third party service providers based on the combined scale of all of the Funds. Based on the information they reviewed, the trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between CWAM and the Funds of economies of scale.

Other Benefits to CWAM. The trustees also reviewed benefits that accrue to CWAM and its affiliates from their relationships with the Funds, as outlined in the Fee Evaluation. They recognized that two affiliates of CWAM separately serve the Funds as transfer agent and distributor, respectively, and that the transfer agent receives compensation from the Funds for services provided. The trustees noted that, other than the services provided by CWAM and its affiliates pursuant to various agreements and the fees to be paid by each Fund therefor, the Funds and CWAM may potentially benefit from their relationship with each other in other ways. The trustees considered CWAM's use of commissions paid by each Fund on its portfolio brokerage transactions to obtain research products and services benefiting the Fund and/or other clients of CWAM. The trustees determined that CWAM's use of the Funds' "soft" commission dollars to obtain research products and services was consistent with regulatory requirements and guidance then in effect. They also concluded that CWAM benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from CWAM's receipt of those products and services as well as research products and services acquired through commissions paid by other clients of CWAM. They further concluded that the success of any Fund could attract other business to CWAM or other Funds and that the success of CWAM could enhance its ability to serve the Funds.

After full consideration of the above factors as well as other factors that were instructive in evaluating the Advisory Agreement, the trustees, including the Independent Trustees, unanimously concluded that the continuation of the Advisory Agreement, as amended to revise the fee schedule for each Fund to reflect both the 0.05% fee reduction and the additional breakpoints, was in the best interest of each Fund. On July 17, 2007, the trustees continued the Advisory Agreement as so amended through July 31, 2008.

27

Wanger International Small Cap 2007 Annual Report

Board of Trustees and Management of Wanger Advisors Trust

The Board of Trustees of the Trust has overall management responsibility for the Trust and the Funds. Each trustee may serve a term of unlimited duration until the end of the calendar year in which the trustee attains the age of 75 years. The trustees appoint their own successors, provided that at least two-thirds of the trustees, after such appointment, have been elected by shareholders. Shareholders may remove a trustee, with or without cause, upon the vote of two-thirds of the Trust's outstanding shares at any meeting called for that purpose. A trustee may be removed, with or without cause, upon the vote of a majority of the trustees.

The names of the trustees and officers of the Trust, the date each was first elected or appointed to office, their principal business occupations during at least the last five years, and other directorships they hold are shown below. Each trustee serves in such capacity for each of the four series of the Trust and each of the six series of Columbia Acorn Trust.

The business address of each trustee and officer of the Trust is Columbia Wanger Asset Management, L.P., 227 West Monroe, Suite 3000, Chicago, Illinois 60606. The Fund's Statement of Additional Information includes additional information about the Fund's trustees and officers. You may obtain a free copy of the Statement of Additional Information by writing or calling toll-free:

Columbia Wanger Asset Management, L.P.
Shareholder Services Group
227 W. Monroe, Suite 3000
Chicago, IL 60606
888-4-WANGER (888-492-6437)

Name, Position(s) with Wanger Advisors Trust and Age at December 31, 2007	Year First Elected or Appointed to Office	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer	Other Directorships
Trustees who are not interested persons of Wanger Advisors Trust:

Laura M. Born, 42, Trustee (1)	2007	Adjunct Assistant Professor of Finance, University of Chicago Graduate School of Business; Managing Director—Investment Banking, J.P. Morgan Chase & Co. Incorporated (broker-dealer) 1991-2007.	10	Columbia Acorn Trust.

Maureen M. Culhane, 59, Trustee	2007	Retired; Vice President, Goldman, Sachs Asset Management L.P. (investment adviser) 2005; Vice President (Consultant)—Strategic Relationship Management, Goldman, Sachs & Co. 1999-2005; prior thereto, Vice President of Finance and Treasurer, Sara Lee Corporation.	10	Columbia Acorn Trust.

Margaret Eisen, 54, Trustee	2006	Managing Director, CFA Institute since 2005; Chief Investment Officer, EAM International LLC (corporate finance and asset management) since 2003; prior thereto, Managing Director, DeGuardiola Advisors (investment bank); formerly Managing Director, North American Equities at General Motors Asset Management, and Director, Worldwide Pension Investments for DuPont Asset Management.	10	Antigenics, Inc. (biotechnology and pharmaceuticals); Columbia Acorn Trust

Jerome Kahn, Jr., 73, Trustee	2006	Portfolio manager and stock analyst and former President, William Harris Investors, Inc. (investment adviser).	10	Columbia Acorn Trust.

Steven N. Kaplan, 48, Trustee	2006	Neubauer Family Professor of Entrepreneurship and Finance, Graduate School of Business, University of Chicago.	10	Morningstar, Inc. (provider of independent investment research); Columbia Acorn Trust

David C. Kleinman, 72, Trustee	2006	Adjunct Professor of Strategic Management, University of Chicago Graduate School of Business; business consultant.	10	Sonic Foundry, Inc. (rich media systems and software); Columbia Acorn Trust

Allan B. Muchin, 71, Trustee and Vice Chairman of the Board	2006	Chairman Emeritus, Katten Muchin Rosenman LLP (law firm).	10	Columbia Acorn Trust

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Wanger International Small Cap 2007 Annual Report

Board of Trustees and Management of Wanger Advisors Trust

Name, Position(s) with Wanger Advisors Trust and Age at December 31, 2007	Year First Elected or Appointed to Office	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer	Other Directorships
Robert E. Nason, 71, Trustee and Chairman of the Board	2006	Consultant and private investor since 1998; formerly Executive Partner, Chief Executive Officer and member of the executive committee of Grant Thornton, LLP (public accounting firm) and member of the policy board of Grant Thornton International.	10	Columbia Acorn Trust

James A. Star, 46, Trustee	2006	President, Longview Asset Management LLC (investment adviser) since 2003, prior thereto, portfolio manager; Vice President, Henry Crown and Company (investment firm); President and Chief Investment Officer, Star Partners (hedge fund) from 1998 to 2003.	10	Columbia Acorn Trust

John A. Wing, 72, Trustee	2006	Partner, Dancing Lion Partners (investment partnership); prior thereto, Frank Wakely Gunsaulus Professor of Law and Finance, and Chairman of the Center for the Study of Law and Financial Markets, Illinois Institute of Technology; formerly Chairman of the Board and Chief Executive Officer of ABN-AMRO Incorporated (formerly named The Chicago Corporation, a financial services firm) and Chief Executive Officer of Market Liquidity Network, LLC.	10	First Chicago Bank and Trust; First Chicago Bancorp; Columbia Acorn Trust

Trustees who are interested persons of Wanger Advisors Trust:

Charles P. McQuaid, 53, Trustee and President (2)	2003	President and Chief Investment Officer, CWAM since October 2003; portfolio manager since 1995 and Director of Research, CWAM and its predecessor from July 1992 through December 2003; Interim Director of International Research, CWAM from October 2003 to December 2004; President of Columbia Acorn Trust since 2003.	10	Columbia Acorn Trust

Ralph Wanger, 72, Trustee (3)	1994	Founder, former President, Chief Investment Officer and portfolio manager, CWAM from July 1992 to September 2003; former President, Columbia Acorn Trust from April 1992 through September 2003; former President, Wanger Advisors Trust 1994 through September 2003; Director, Wanger Investment Company PLC; advisor to CWAM from September 2003 to September 2005.	10	Columbia Acorn Trust

Officers of Wanger Advisors Trust:

Ben Andrews, 41, Vice President	2004	Analyst and portfolio manager, CWAM since 1998; Vice President, Columbia Acorn Trust.	10	None

Michael G. Clarke, 38, Assistant Treasurer	2004	Assistant Treasurer, Columbia Acorn Trust; Chief Accounting Officer and Assistant Treasurer of the Columbia Funds since October 2004; Director of Fund Administration of Columbia Management Advisors, LLC since January 2006; Managing Director of Columbia Management Advisors, LLC from September 2004 to December 2005; Vice President, Fund Administration of Columbia Management Advisors, LLC from June 2002 to September 2004.	10	None

Jeffrey Coleman, 38, Assistant Treasurer	2006	Assistant Treasurer, Columbia Acorn Trust since March 2006; Director of Fund Administration, CWAM since January 2006; Fund Controller, CWAM from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August 2000 to September 2004.	10	None

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Wanger International Small Cap 2007 Annual Report

Board of Trustees and Management of Wanger Advisors Trust

Name, Position(s) with Wanger Advisors Trust and Age at December 31, 2007	Year First Elected or Appointed to Office	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer	Other Directorships
J. Kevin Connaughton, 43, Assistant Treasurer	2001	Treasurer and Chief Financial Officer of the Columbia Funds since December 2000; Vice President of Columbia Management Advisors, LLC since April 2003; Assistant Treasurer of Columbia Acorn Trust since 2001; Treasurer and Chief Financial Officer of the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds from December 2000 to December 2006; Treasurer of the Galaxy Funds from September 2002 through November 2005; Treasurer of Columbia Management Multi-Strategy Hedge Fund, LLC from December 2002 through December 2004; and a senior officer of various affiliated entities of the Bank of America Corporation, including other registered and unregistered funds.	10	None

P. Zachary Egan, 39, Vice President	2007	Director of International Research, CWAM, since December 2004; portfolio manager, CWAM since 2003; analyst, CWAM since 1999.	10	None

Peter T. Fariel, 50, Assistant Secretary	2006	Associate General Counsel, Bank of America since April 2005; prior thereto, Partner, Goodwin Procter LLP (law firm).	10	None

John Kunka, 37, Assistant Treasurer	2006	Director of Accounting and Operations, CWAM, since 2006; Assistant Treasurer, Columbia Acorn Trust, since 2006; Manager of Mutual Fund Operations, Calamos Advisors, Inc. from 2005 to 2006; prior thereto, Manager of Mutual Fund Administration, Van Kampen Investments.	10	None

Joseph LaPalm, 37, Vice President	2006	Chief Compliance Officer, CWAM since 2005; Vice President, Columbia Acorn Trust since 2006; prior thereto, Compliance Officer, William Blair & Company (investment firm).	10	None

Bruce H. Lauer, 50, Vice President, Secretary and Treasurer	1995	Chief Operating Officer, CWAM since April 2000; Vice President, Treasurer and Secretary, Columbia Acorn Trust; Director, Wanger Investment Company PLC; Director, Banc of America Capital Management (Ireland) Ltd.; Director, Bank of America Global Liquidity Fund, PLC.	10	None

Louis J. Mendes, 43, Vice President	2005	Analyst and portfolio manager, CWAM since 2001; Vice President, Columbia Acorn Trust.	10	None

Robert A. Mohn, 46, Vice President	1997	Analyst and portfolio manager, CWAM since August 1992; Director of Domestic Research, CWAM since March 2004; Vice President, Columbia Acorn Trust.	10	None

Christopher Olson, 43, Vice President	2001	Analyst and portfolio manager, CWAM since January 2001; Vice President, Columbia Acorn Trust.	10	None

Robert Scales, 55, Chief Compliance Officer, Chief Legal Officer, Senior Vice President and General Counsel	2004	Chief Compliance Officer, Senior Vice President, Chief Legal Officer and General Counsel, Columbia Acorn Trust since 2004; prior thereto, Associate General Counsel, Grant Thornton LLP.	10	None

Linda Roth-Wiszowaty, 38, Assistant Secretary	2006	Business support analyst, CWAM, since April 2007; Assistant Secretary, Columbia Acorn Trust; executive administrator, CWAM since April 2004; prior thereto, executive assistant to the Chief Operating Officer, CWAM.	10	None

(1)  Effective January 1, 2008, Trustee is no longer treated as an "interested person," as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Prior to January 1, 2008, Trustee was considered an "interested person" of the Trust and of CWAM, as defined in the 1940 Act, as a result of her previous affiliation with J.P. Morgan Chase & Co. Incorporated, a registered broker-dealer that may execute portfolio transactions for or engage in principal transactions with the Funds or other clients or funds advised by CWAM or its affiliates.

(2)  Trustee who is an "interested person" of the Trust and of CWAM, as defined in the 1940 Act, because he is an officer of the Trust and of CWAM.

(3)  Trustee who is treated as an "interested person" of the Trust and of CWAM, as defined in the 1940 Act, because he is a former officer of the Trust and former employee of and consultant to CWAM.

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Wanger International Small Cap 2007 Annual Report

Wanger Advisors Trust

Transfer Agent,
Dividend Disbursing Agent

Columbia Management Services, Inc.
P.O. Box 8081
Boston, Massachusetts
02266-8081

Distributor

Columbia Management Distributors, Inc.
One Financial Center
Boston, Massachusetts
02111-2621

Investment Adviser

Columbia Wanger Asset Management, L.P.
227 West Monroe Street, Suite 3000
Chicago, Illinois 60606
1-888-4-WANGER
(1-888-492-6437)

Legal Counsel

Bell, Boyd & Lloyd LLP
Chicago, Illinois

Independent Registered
Public Accounting Firm

PricewaterhouseCoopers LLP
Chicago, Illinois

This report, including the schedules of investments and financial statements, is submitted for the general information of the shareholders of the Wanger Advisors Trust.

A description of the Fund's proxy voting policies and procedures and a copy of the Fund's voting record for the most recent 12-month period ended June 30 are available (i) on the Securities and Exchange Commission's website at www.sec.gov, and (ii) without charge, upon request, by calling 1-888-492-6437.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Pubic Reference Room may be obtained by calling 1-800-SEC-0330.

31

Wanger Advisors Trust

SHC-43/149302-1207 08/51334

Wanger Select

2007 Annual Report

NOT FDIC INSURED	May Lose Value

NOT BANK ISSUED	No Bank Guarantee

  Wanger Select

  2007 Annual Report

1	Understanding Your Expenses

2	Ponzi Schemes and Politicians' Dreams

4	Performance Review

6	Statement of Investments

9	Statement of Assets and Liabilities

9	Statement of Operations

10	Statement of Changes in Net Assets

11	Financial Highlights

12	Notes to Financial Statements

15	Report of Independent Registered Public Accounting Firm

16	Federal Income Tax Information

17	Management Fee Evaluation of the Senior Officer

21	Board Approval of the Advisory Agreement

23	Board of Trustees and Management of Wanger Advisors Trust

Columbia Wanger Asset Management, L.P. ("CWAM") is one of the leading global small- and mid-cap equity managers in the United States with more than 37 years of small- and mid-cap investment experience. As of December 31, 2007, CWAM manages $36.8 billion in assets and is the investment adviser to Wanger U.S. Smaller Companies, Wanger International Small Cap, Wanger Select, Wanger International Select (together, the "Wanger Advisors Trust Funds") and the Columbia Acorn Family of Funds. Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. The Wanger Advisor Trust Funds and the Columbia Acorn Family of Funds (together with other funds advised by Columbia Management Affiliates, the "Columbia Funds") are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation. CWAM is an SEC-registered investment adviser and indirect, wholly owned subsidiary of Bank of America Corporation. CWAM is part of Columbia Management.

Please consider the investment objectives, risks, charges and expenses for the Fund carefully before investing. Contact 1-888-4-WANGER for a prospectus, which contains this and other important information about the Fund. You should read it carefully before you invest.

The views expressed in "Ponzi Schemes and Politicians' Dreams" and in the Performance Review reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

Wanger Select 2007 Annual Report

Understanding Your Expenses

As a Fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees and other Fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your Fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the Fund during the period. The information in the following table is based on an initial hypothetical investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using actual operating expenses and total return for the Fund. The amount listed in the "Hypothetical" column assumes that the return each year is 5% before expenses and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See the "Compare with other funds" information for details on using the hypothetical data.

Estimating your actual expenses

To estimate the expenses that you actually paid over the period, first you will need your account balance at the end of the period.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," you will find a dollar amount in the column labeled "Actual." Multiply this amount by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

July 1, 2007 – December 31, 2007

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during period ($)		Fund's annualized expense ratio (%)*
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Wanger Select	1,000.00	1,000.00	939.41	1,020.72	4.35	4.53	0.89

*For the six months ended December 31, 2007.

Expenses paid during the period are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the Fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the Fund. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate account. The hypothetical example provided is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing cost of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

1

Wanger Select 2007 Annual Report

Ponzi Schemes and Politicians' Dreams

Each December I attend The University of Chicago Business Forecast luncheon. Typically the event features economic forecasts by two economists, plus a summary of world political and economic issues provided by Professor Marvin Zonis.1 At this year's luncheon Professor Zonis stated that the U.S. Government had $50 trillion of unfunded liabilities. That's a staggering figure! Could it really be correct?

"Trust Me" Trust Funds

I've found that there is no precise U.S. Government unfunded liability number, though there are estimates. The U.S. Government Accountability Office (GAO) notes material weaknesses in federal government accounting in general, but has expressed an unqualified opinion on its 2007 Statement of Social Insurance. Any calculation of unfunded liabilities requires numerous actuarial assumptions plus a time horizon. The calculations by various government agencies cover liabilities for 75 years into the future.

However, it does appear that Professor Zonis' $50 trillion estimate was wrong. That number is now too low. On December 17, 2007, the GAO estimated that the U.S. Government's total reported liabilities, net social insurance commitments, and other fiscal exposures were approximately $53 trillion.2 With apologies to the late Senator Everett Dirksen (Republican: Illinois), it seems that a trillion here and a trillion there adds up.3

Despite well-publicized concerns about Social Security, Medicare is in worse shape. Created in the 1930s, Social Security seems to have been a warm-up for bigger unfunded liabilities later on. Social Security is better funded, as Social Security tax rates are higher than Medicare tax rates. Medicare was signed into law in 1965 and spending for the program quickly ran out of control. The original cost estimate for Medicare hospital insurance in 1990, for example, was $9 billion; the actual cost that year hit $67 billion!4 According to the GAO, Medicare alone has over $36 trillion of unfunded liabilities.

But what of the Social Security and Medicare Trust Funds, the Funds that politicians promised to put in a "lock box?" It turns out the politicians spent the money elsewhere and the Trust Funds loaned their money to the U.S. Treasury by buying government bonds. The Trust Funds have no true third-party assets, but simply have promises from the U.S. Treasury to pay in the future. In order for the payments to be made the Treasury will have to raise taxes, cut other spending, borrow or print money.

What was the latest change that politicians made concerning unfunded liabilities? They increased them, by adding prescription drugs to Medicare's benefits. This addition is noteworthy for three reasons. First, little new funding was created; enrollee premiums cover only about 25% of costs. Second, the program's costs and benefits are highly skewed. Baby boomers will have a net benefit of about $20,000 each while younger workers and future generations will have net costs of between $2,500 and $4,200 each.5 Third, when the new benefits were fully implemented in 2006, they drove a 19% increase in Medicare costs, the largest increase in decades. Over $10 trillion of Medicare's unfunded liability is from the drug program.

What are this year's presidential candidates saying about the unfunded liability problem? Virtually nothing and, even though taxpayers cannot afford Social Security, Medicare and other existing programs, some candidates are touting new proposals that substantially broaden federal health care spending. These plans include additional entitlements and mandatory, subsidized, health insurance participation. Cost estimates are dubious but range from $50 to $120 billion yearly.

Given the huge existing liabilities and proposals for additional benefits it appears that the U.S. Government is operating an enormous Ponzi Scheme.6 Initial participants benefit but most taxpayers are likely to lose.

Large Liabilities and Possible Solutions

$53 trillion is a huge number, nearly four times all the goods and services produced in the United States in 2007. Currently Social Security is running a yearly surplus while Medicare is running a deficit. But the aging of baby boomers is driving yearly Medicare and Social Security spending higher, so the programs' cash needs will become very large in the next decade. Medicare deficits are projected to consume 25% of all federal income taxes by 2020. By 2050, Social Security, Medicare, and Medicaid will grow from 9% to 18% of GDP. This contrasts to total federal spending averaging about 20% of GDP over the last 50 years.7

Some of the richest people in America say their taxes are too low. What if they were taxed at 100%? Not 100% of income but 100% of their net worth! This "Che Guevara lite" (confiscation without murder) solution, if applied to the 2007 Forbes list of the richest 400 Americans, would yield a one-time receipt of $1.54 trillion. That would cover 2.9% of the problem, but is of course not a real solution as it would destroy capitalism.

How about raising tax rates on all of us? The Laffer Curve8 exists—there is an income tax rate that will yield the highest dollar amount of taxes, and that rate appears to be well under 100%. Even famed British economist John Maynard Keynes said that reducing too-high tax rates results in higher tax revenues. Very high tax rates choke economic activity and spur taxpayers to take

2

Wanger Select 2007 Annual Report

legal and illegal measures to reduce payments.

Since federal income taxes began in 1913, there have been three rounds of major income tax rate cuts in the United States, and each resulted in faster economic growth and, ultimately, higher taxes collected. Paradoxically, though the rate cuts provided those with higher incomes the largest benefits, higher income people ended up paying greater percentages of total tax collections. A number of countries, including former Soviet republics, have adopted low, flat income tax rates and have seen economic growth surge and tax receipts increase.

No one knows what income tax rates create the highest tax revenues over the long run. In the last 50 years, the highest marginal tax rates in the United States have varied from a pre-Kennedy rate cut peak of 91% to a post-Reagan rate cut trough of 28%. Surprisingly, total federal government revenues as a percentage of GDP during that period have varied modestly, from 16.1% to 20.9%. Fiscal 2007 revenues were a bit above the midpoint, at 18.8% of GDP.9

While somewhat higher tax rates would probably increase near-term tax revenues, it is unlikely that substantially higher income tax rates alone can boost government receipts to the 30% or so of GDP eventually needed to fully fund the promised benefits. Massive value added taxes or sales taxes would likely be needed to provide tax revenue percentages that high. But huge tax hikes of any sort are likely to hurt economic growth, and additional solutions are needed.

As substantial liabilities become due in the next decade, there is an increased likelihood that voters will elect more courageous politicians that will strive to control spending and enact needed reforms. Perhaps the best single reform would be to restore more free market elements to our health care system. There needs to be more price transparency plus incentives for individuals and health care providers to control spending. Streamlined drug approval processes and additional tort reform would also help.

Incentives for innovation, rather than arbitrary price controls, are crucial. Improved technology has enabled over a 99.99% reduction in the cost of genome mapping in the last seven years. As costs continue to drop and advances continue to be made in biotechnology and pharmaceuticals, new ways to diagnose, treat and cure diseases are likely. Treatments customized to genetic factors promise to be much more effective and result in fewer side effects than many current drugs. The Wanger Funds have begun to own stocks in companies that are pursuing genetic tests, novel drugs and devices, plus information technology for better managing health care administration.

Outside the health care sector, Professor Jeremy Siegel has suggested that a solution for America's savings and retirement crisis will be sales of American assets to foreigners, especially those from countries with higher savings rates and younger populations. Innovative small- and mid-cap companies appear particularly attractive to foreigners, especially now that the dollar has weakened.

Charles P. McQuaid
President and Chief Investment Officer
Columbia Wanger Asset Management, L.P.

Opinions expressed in this essay are those of the author and are not necessarily those of Columbia Wanger Asset Management, its parent organizations or the Board.

1  Marvin Zonis is a professor emeritus at the Graduate School of Business at The University of Chicago, where he teaches courses on International Political Economy, Leadership and Business Strategy in the Era of E-Commerce.

2  Estimates by the Congressional Budget Office, Medicare trustees, and some private sources are higher.

3  Dirksen has been quoted as saying, "A billion here and a billion there, and pretty soon you're talking real money," but the Dirksen Congressional Center has been unable to verify the statement.

4  Source: American Enterprise Institute for Public Policy Research website, www.aei.org, "Medicare Prescription Drugs: Medical Necessity Meets Fiscal Insanity," by Joseph Antos and Jagadeesh Gokhale. Posted February 17, 2005.

5  Ibid.

6  In the 1920's, Charles Ponzi enticed investors with a bogus investment opportunity that promised a 40% return on their investment in just 90 days. Early investors were paid with dollars from later investors but most lost their money. Ponzi served four years in prison for this fraud, and then proceeded to promote other dubious ventures. He died in a charity ward of a Rio de Janeiro hospital in 1949.

7  Included in testimony on the future of Social Security presented by the Concord Coalition (www.concordcoalition.org) to a Senate special committee on aging, February 3, 2005.

8  The Laffer Curve is used to illustrate the concept of taxable income elasticity, the idea that government can maximize tax revenue by setting tax rates at an optimum point and that neither a 0% tax rate nor a 100% tax rate will generate government revenue. The curve was popularized by U.S. economics professor Arthur Laffer (b. 1940).

9  Congressional Budget Office testimony, "The Long-term Budget Outlook," December 13, 2007.

3

Wanger Select 2007 Annual Report

Performance Review Wanger Select

Ben Andrews
Portfolio Manager

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For daily and most recent month-end performance updates, please call 1-888-4-WANGER.

Wanger Select ended the year up 9.39%. This compares to a 7.98% increase for the Fund's benchmark, the S&P MidCap 400 Index, and a 5.49% gain for the large-cap oriented S&P 500 Index. I am pleased that the Fund beat its benchmark for the year.

At the writing of this commentary, we have entered the first quarter of 2008 and many believe the United States has already slipped into a recession. As we look back on the carnage that concluded by the end of the second week in January, a lot of small- and mid-cap stocks have already lost 40% of their value in the last six months. We may be early on in the recession (time wise) but the destruction of capital has already been significant. Therefore, I believe the market may already reflect a large amount of the capital losses that we'll see with this current recession. I put a handful of what I believe to be turnaround candidates in the portfolio in the first half of 2007. These stocks were fairly washed out upon purchase and were taking steps that I believed would improve their fundamentals. In theory, the return to growth for these companies should be counter cyclical to the U.S. economy's woes. So far their improvements have not been meaningful and their shares have continued to decline. This was not the idea but in reviewing these positions, I am more excited by the changes taking place at these companies now than I was when I bought them. If this pattern of improvement can continue, then these stocks could give us the desired effect in a sluggish economic environment. If not, the holdings may be replaced.

During the second half of the year, we added seven new names while removing one. We exited the Fund's position in Liberty Global late in the year due to its increased valuation and our concern that its European franchise will experience greater competition than we previously believed. The seven added companies were VisionChina Media, CardTronics, Diamond Offshore, Petro Rubiales Energy, Knoll, American Reprographics and Bovespa.

We took advantage of market chaos at the end of the year to purchase VisionChina Media and CardTronics in IPOs at lower than the initial offering price. The price for VisionChina was set at $11 but that didn't generate enough interest from nervous investors so we were able to reset the price with a bid of $8. CardTronics was initially offered at $10 and instantly collapsed below the offering. The underwriter then spent all morning buying back stock in an attempt to defend the deal. Our traders went to them in the afternoon and bid $8 5/8 for 25% of the deal, thus eliminating the over supply of accounts that just wanted to flip the stock. We believe a purchase at this level may reward our shareholders over the coming quarters. VisionChina Media uses real-time mobile digital television broadcast to deliver content and advertising on mass transportation systems in China. CardTronics owns and manages the largest fleet of ATM machines worldwide.

Diamond Offshore and Petro Rubiales Energy add to the Fund's energy sector exposure. Diamond rents offshore drilling rigs to oil exploration companies. Wanger Select holds another company in this business as well, Atwood Oceanics. Together these two positions account for 1.5% of the portfolio. Petro Rubiales Energy, an oil exploration company with assets in Colombia, shows promise as Colombia focuses on becoming an international oil supplier.

The remaining new names were purchased because we believe they won't be significantly damaged by the current market turmoil. They include office interiors and office furniture systems manufacturer Knoll and American Reprographics. American Reprographics is the largest provider of document management services to the architectural, engineering and construction industries. Its stock fell 50% in the last six months of 2007, allowing us to purchase it at what we believe to be a bargain price. Finally, we added Bovespa, the owner of the Sao Paulo stock exchange.

Risks include stock market fluctuations due to economic and business developments. The Fund also has potentially greater price volatility due to the Fund's concentration in a limited number of stocks of mid-size companies. The Fund is a non-diversified fund and may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly. The Fund may not operate as a nondiversified fund at all times. International investments involve greater potential risks, including less regulation, currency fluctuations, economic instability and political developments.

Fund's Positions in Mentioned Holdings

As a % of net assets, as of 12/31/07

Petro Rubiales Energy	2.9%
Atwood Oceanics	1.0
CardTronics	0.8
Knoll	0.7
Diamond Offshore	0.6
American Reprographics	0.5
VisionChina Media	0.5
Bovespa	0.4
Liberty Global	0.0

Portfolio holdings are subject to change periodically and may not be representative of current characteristics and holdings.

4

Wanger Select 2007 Annual Report

Growth of a $10,000 Investment in
Wanger Select

Total return for each period,
February 1, 1999 (inception date) through December 31, 2007

This graph compares the results of $10,000 invested in Wanger Select on February 1, 1999 (the date the Fund began operations) through December 31, 2007, to the S&P MidCap 400 Index, with dividends and capital gains reinvested. Part of the performance shown is due to the Fund's purchase of securities in IPOs. The impact of IPO purchases declines as a Fund grows large. Performance results reflect any fee waivers or reimbursements of Fund expenses by CWAM or any of its affiliates. Absent these fee waivers or reimbursement arrangements, performance results would have been lower. Performance shown here is past performance, which cannot guarantee future results. Current performance may be higher or lower. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Performance changes over time. Current returns for the Fund may be different than that shown. For daily and most recent month-end performance updates, please contact us at 1-888-4-WANGER.

Results to December 31, 2007

	4th quarter	1 year
Wanger Select	-5.04%	9.39%
S&P MidCap 400 Index	-2.73	7.98
S&P 500 Index	-3.33	5.49

NAV as of 12/31/07: $28.08

Performance numbers reflect all Fund expenses but do not include any insurance charge imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

The Fund's annual operating expense ratio is 0.94%. The annual operating expense ratio is as stated in the Fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

All results shown assume reinvesment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

The S&P MidCap 400 Index is a market value-weighted index that tracks the performance of 400 mid-cap U.S. companies. The S&P 500 tracks the performance of 500 widely-held large capitalization U.S. stocks. Indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings.

Top 5 Industries

As a % of net assets, as of 12/31/07

Consumer Goods & Services	25.7%
Information	21.9
Energy & Minerals	21.2
Finance	13.6
Industrial Goods & Services	9.4

Top 10 Holdings

As a % of net assets, as of 12/31/07

1. Potash Corp. of Saskatchewan (Canada) World's Largest Producer of Potash	6.5%
2. Uranium One (South Africa) Uranium Mines in South Africa, Kazakhstan, Australia & the U.S.	5.3
3. Janus Capital Group Manages Mutual Funds	4.5
4. Abercrombie & Fitch Teen Apparel Retailer	4.3
5. Conseco Life, Long-term Care & Medical Supplemental Insurance	4.0
6. Safeway Supermarkets	4.0
7. Expedia Online Travel Services Company	3.7
8. Tellabs Telecommunications Equipment	3.6
9. ITT Educational Services Post-secondary Degree Services	3.6
10. American Tower Communications Towers in USA & Mexico	3.2

5

Wanger Select 2007 Annual Report

Wanger Select

Statement of Investments December 31, 2007

Number of Shares		Value
	Common Stocks – 94.0%
	Consumer Goods & Services – 25.7%
	Retail – 11.2%
169,000	Abercrombie & Fitch Teen Apparel Retailer	$13,514,930
367,000	Safeway Supermarkets	12,555,070
87,000	Costco Wholesale Warehouse Superstores	6,069,120
357,000	Chico's FAS (a) Women's Specialty Retailer	3,223,710
		35,362,830
	Travel – 4.7%
367,000	Expedia (a) Online Travel Services Company	11,604,540
204,000	Hertz (a) Largest U.S. Rental Car Operator	3,241,560
		14,846,100
	Other Consumer Services – 4.4%
134,000	ITT Educational Services (a) Post-secondary Degree Services	11,426,180
153,100	Universal Technical Institute (a) Vocational Training	2,602,700
		14,028,880
	Leisure Products – 2.2%
82,000	Harley-Davidson Motorcycles & Related Merchandise	3,830,220
77,000	International Speedway Largest Motorsports Racetrack Owner & Operator	3,170,860
		7,001,080
	Furniture & Textiles – 1.6%
86,300	Herman Miller Office Furniture	2,795,257
140,000	Knoll Office Furniture	2,300,200
		5,095,457
	Apparel – 1.6%
160,000	Coach (a) Designer & Retailer of Branded Leather Accessories	4,892,800
	Consumer Goods & Services – Total	81,227,147

Number of Shares		Value
	Information 21.9%
	Mobile Communications – 5.0%
238,000	American Tower (a) Communications Towers in USA & Mexico	$10,138,800
700,600	Globalstar (a) Satellite Mobile Voice & Data Carrier	5,604,800
		15,743,600
	Business Software – 3.7%
239,000	Avid Technology (a) Digital Nonlinear Editing Software & Systems	6,773,260
740,000	Novell (a) Directory, Operating System & Identity Management Software	5,083,800
		11,857,060
	Telecommunications Equipment – 3.6%
1,756,000	Tellabs (a) Telecommunications Equipment	11,484,240
	Contract Manufacturing – 2.2%
3,791,000	Sanmina-SCI (a) Electronic Manufacturing Services	6,899,620
	Semiconductors & Related Equipment – 2.2%
245,000	Canadian Solar (a) Solar Cell & Module Manufacturer	6,896,750
	CATV – 2.0%
258,000	Discovery Holding (a) CATV Programming	6,486,120
	Internet Related – 1.8%
600,000	SkillSoft (a) Web-based Learning Solutions (E-Learning)	5,736,000
	Financial Processors – 0.8%
236,000	CardTronics (a) Operates the World's Largest Network of ATMs	2,385,960
	Advertising – 0.5%
168,000	VisionChina Media (China) (a) Advertising on Digital Screens in China's Mass Transit System	1,428,000
	Computer Services – 0.1%
86,500	AnswerThink IT Integration & Best Practice Research	418,660
	Information – Total	69,336,010

See accompanying notes to financial statements.
6

Wanger Select 2007 Annual Report

Wanger Select

Statement of Investments December 31, 2007

Number of Shares		Value
	Energy & Minerals – 21.2%
	Mining – 11.7%
141,800	Potash Corp. of Saskatchewan (Canada) World's Largest Producer of Potash	$20,413,528
1,859,000	Uranium One (South Africa) (a) Uranium Mines in South Africa, Kazakhstan, Australia & the U.S.	16,632,018
		37,045,546
	Oil Services – 6.6%
573,500	Tetra Technologies (a) U.S.-based Services Company with Life of Field Approach	8,929,395
124,000	FMC Technologies (a) Oil & Gas Wellhead Manufacturer	7,030,800
30,500	Atwood Oceanics (a) Offshore Drilling Contractor	3,057,320
13,000	Diamond Offshore Contract Driller	1,846,000
		20,863,515
	Oil & Gas Producers – 2.9%
5,505,000	Petro Rubiales Energy (Canada) (a)(b)	8,006,918
1,932,950	Petro Rubiales Energy - Warrants (Canada) (a)(b)	1,066,408
10,000	Petro Rubiales Energy (Canada) (a) Oil Production & Exploration in Colombia	14,691
		9,088,017
	Energy & Minerals – Total	66,997,078
	Finance – 13.6%
	Insurance – 7.1%
1,001,000	Conseco (a) Life, Long-term Care & Medical Supplement Insurance	12,572,560
11,500	Markel (a) Specialty Insurance	5,647,650
245,000	Montpelier Re Commercial Lines Insurance/Reinsurance	4,167,450
		22,387,660

Number of Shares		Value
		Brokerage & Money Management – 6.5%
429,000	Janus Capital Group Manages Mutual Funds	$14,092,650
165,000	SEI Investments Mutual Fund Administration & Investment Management	5,308,050
65,200	Bovespa (Brazil) (a) Brazil Equity & Derivative Exchange	1,256,382
		20,657,082
	Finance – Total	43,044,742
	Industrial Goods & Services – 9.4%
	Other Industrial Services – 4.2%
147,000	Expeditors International of Washington International Freight Forwarder	6,567,960
310,000	American Commercial Lines (a) Operator/Builder of Inland Barges	5,034,400
102,000	American Reprographics (a) Document Management & Logistics	1,680,960
		13,283,320
	Outsourcing Services – 2.4%
289,000	Quanta Services (a) Electrical & Telecom Construction Services	7,583,360
	Waste Management – 1.5%
143,000	Waste Management U.S. Garbage Collection & Disposal	4,671,810
	Steel – 1.3%
226,000	Worthington Industries Steel Processing & Manufactured Metal Products	4,040,880
	Industrial Goods & Services – Total	29,579,370
	Health Care – 1.1%
	Health Care Services – 1.1%
102,000	Lincare Holdings (a) Home Health Care Services	3,586,320
	Health Care – Total	3,586,320
	Other Industries – 1.1%
	Transportation – 1.1%
128,000	JB Hunt Transport Services Truck & Intermodal Carrier	3,526,400
	Other Industries – Total	3,526,400
Total Common Stocks (Cost: $245,715,857) – 94.0%		297,297,067

See accompanying notes to financial statements.
7

Wanger Select 2007 Annual Report

Wanger Select

Statement of Investments December 31, 2007

Principal Amount		Value
Short-Term Obligation – 7.1%
$22,618,000	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/31/07, due 01/02/08 at 3.00%, collateralized by a U.S. Government Agency Obligation, maturing 03/02/22, market value $23,073,300 (repurchase proceeds $22,621,770)	$22,618,000
Total Short-Term Obligation (Cost: $22,618,000)		22,618,000
Total Investments (Cost: $268,333,857) – 101.1% (c)(d)		319,915,067
Cash and Other Assets Less Liabilities – (1.1)%		(3,535,469)
Total Net Assets – 100%		316,379,598

Notes to Statement of Investments:

(a)  Non-income producing security.

(b)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued in good faith by the Board of Trustees. At December 31, 2007, these securities amounted to $9,073,326 which represents 2.87% of total net assets.

Security	Acquisition Dates	Shares/ Par	Cost	Value
Petro Rubiales Energy	7/12/2007	5,505,000	$4,132,484	$8,006,918
Petro Rubiales Energy - Warrants	7/12/2007	1,932,950	551,426	1,066,408
			$4,683,910	$9,073,326

(c)  On December 31, 2007, the market value of foreign securities represents 8.53% of total net assets. The Fund's foreign portfolio was diversified as follows:

Currency	Value	Cost	% of Net Assets
Canadian Dollar	$25,720,035	$17,571,524	8.13
Brazilian Real	1,256,382	1,075,645	0.40
	$26,976,417	$18,647,169	8.53

(d)  At December 31, 2007, for federal income tax purposes cost of investments was $269,016,365 and net unrealized appreciation was $50,898,702 consisting of gross unrealized appreciation of $83,214,445 and gross unrealized depreciation of $32,315,743.

At December 31, 2007, the Fund held investments in the following sectors:

Sector	% of Net Assets
Consumer Goods & Services	25.7
Information	21.9
Energy & Minerals	21.2
Finance	13.6
Industrial Goods & Services	9.4
Health Care	1.1
Other Industries	1.1
Short-Term Obligation	7.1
Cash and Other Assets Less Liabilities	(1.1)
100.0

See accompanying notes to financial statements.
8

Wanger Select 2007 Annual Report

Statement of Assets and Liabilities
December 31, 2007

Assets:
Investments, at cost	$268,333,857
Investments, at value	$319,915,067
Cash	252,340
Receivable for:
Investments sold	50,994
Fund shares sold	108,482
Interest	1,885
Dividends	50,684
Total Assets	320,379,452
Liabilities:
Payable for:
Investments purchased	3,197,747
Fund shares repurchased	532,790
Investment advisory fee	212,850
Administration fee	13,303
Transfer agent fee	21
Trustees' fees	162
Custody fee	3,076
Chief compliance officer expenses	370
Trustees' deferred compensation plan	6,810
Other liabilities	32,725
Total Liabilities	3,999,854
Net Assets	$316,379,598
Composition of Net Assets:
Paid-in capital	$257,296,023
Overdistributed net investment income	(646,385)
Accumulated net realized gain	8,148,750
Net unrealized appreciation on investments	51,581,210
Net Assets	$316,379,598
Fund Shares Outstanding	11,267,751
Net asset value, offering price and redemption price per share	$28.08

Statement of Operations
For the Year Ended December 31, 2007

Investment Income:
Dividends (net of foreign taxes withheld of $5,708)	$830,868
Interest	1,160,571
Total Investment Income	1,991,439
Expenses:
Investment advisory fee	2,196,829
Administration fee	63,558
Transfer agent fee	252
Trustees' fees	12,883
Custody fee	22,115
Chief compliance officer expenses (See Note 4)	12,968
Other expenses (See Note 5)	81,216
Total Expenses	2,389,821
Custody earnings credit	(2,356)
Net Expenses	2,387,465
Net Investment Loss	(396,026)
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency:
Net realized gain (loss) on:
Investments	8,612,772
Foreign currency transactions	(18,235)
Net realized gain	8,594,537
Net change in unrealized appreciation on:
Investments	6,550,022
Foreign currency translations	5,019
Net change in unrealized appreciation	6,555,041
Net Gain	15,149,578
Net Increase in Net Assets from Operations	$14,753,552

See accompanying notes to financial statements.
9

Wanger Select 2007 Annual Report

Statement of Changes in Net Assets

	Year ended December 31,
Increase (Decrease) in Net Assets	2007	2006
Operations:
Net investment loss	$(396,026)	$(280,699)
Net realized gain on investments and foreign currency transactions	8,594,537	4,109,684
Net change in unrealized appreciation on investments and foreign currency translations	6,555,041	21,452,932
Net Increase in Net Assets from Operations	14,753,552	25,281,917
Distributions to Shareholders:
From net investment income	—	(466,512)
From net realized gain	(3,866,407)	(3,873,384)
Total Distributions to Shareholders	(3,866,407)	(4,339,896)
Share Transactions:
Subscriptions	152,805,878	67,137,702
Distributions reinvested	3,866,407	4,339,896
Redemptions	(26,526,225)	(19,746,917)
Net Increase from Share Transactions	130,146,060	51,730,681
Total Increase in Net Assets	141,033,205	72,672,702
Net Assets:
Beginning of period	175,346,393	102,673,691
End of period	316,379,598	175,346,393
Overdistributed net investment income at end of period	(646,385)	(638,940)

See accompanying notes to financial statements.
10

Wanger Select 2007 Annual Report

Financial Highlights

	Year Ended December 31,
Selected data for a share outstanding throughout each period	2007	2006	2005		2004	2003
Net Asset Value, Beginning of Period	$26.15	$22.66	$22.11		$18.55	$14.19
Income from Investment Operations:
Net investment loss (a)	(0.04)	(0.05)	(0.04)		(0.10)	(0.11)
Net realized and unrealized gain on investments and foreign currency transactions	2.47	4.38	2.12		3.68	4.47
Total from Investment Operations	2.43	4.33	2.08		3.58	4.36
Less Distributions to Shareholders:
From net investment income	—	(0.09)	—		—	—
From net realized gains	(0.50)	(0.75)	(1.53)		(0.02)	—
Total Distributions to Shareholders	(0.50)	(0.84)	(1.53)		(0.02)	—
Net Asset Value, End of Period	$28.08	$26.15	$22.66		$22.11	$18.55
Total Return (b)	9.39%	19.70%	10.49	%(c)	19.31%	30.73%
Ratios to Average Net Assets:
Net expenses (d)	0.90%	0.94%	0.96%		1.10%	1.15%
Net investment loss (d)	(0.15)%	(0.20)%	(0.20)%		(0.49)%	(0.65)%
Waiver	—	—	0.02%		—	—
Portfolio turnover rate	15%	21%	26%		36%	21%
Net assets, end of period (000's)	$316,380	$175,346	$102,674		$82,465	$52,112

(a)  Net investment loss per share was based upon the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Had the investment adviser not waived a portion of expenses, total return would have been reduced.

(d)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

See accompanying notes to financial statements.
11

Wanger Select 2007 Annual Report

Notes to Financial Statements

1.  Nature of Operations

Wanger Select (the "Fund"), is a series of Wanger Advisors Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The investment objective of the Fund is to seek long-term growth of capital. The Fund is available only for allocation to certain life insurance company separate accounts established for the purpose of funding qualified and non-qualified variable annuity contracts and variable life insurance policies and may also be offered directly to certain types of pension plans and retirement arrangements.

2.  Significant Accounting Policies

Security valuation

Securities of the Fund are valued at market value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at a fair value determined in accordance with procedures established by the Board of Trustees. A security traded on a securities exchange or in an over-the-counter market in which transaction prices are reported is valued at the last sales price at the time of valuation. A security traded principally on NASDAQ is valued at the NASDAQ official closing price. A security for which there is no reported sale on the valuation date is valued at the latest bid quotation. A short term debt obligation having a maturity of 60 days or less from the valuation date is valued at amortized cost, which approximates fair value. A security for which a market quotation is not readily available and any other assets are valued in accordance with procedures established by the Board of Trustees. The Trust has retained an independent statistical fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time as of which the securities are to be valued. If a security is valued at fair value, that value may be different from the last quoted market price for the security.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is evaluating the impact the application of SFAS 157 will have on the Fund's financial statement disclosures.

Repurchase agreements

The Fund may engage in repurchase agreement transactions. The Fund, through its custodians, receives delivery of underlying securities collateralizing each repurchase agreement. The Fund's custodian determines that the value of the underlying securities is at all times at least equal to the resale price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Foreign currency translations

Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

Security transactions and investment income

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on the accrual basis and includes amortization of discounts on debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are recorded on an identified cost basis.

Awards, if any, from class action litigation related to securities owned may be recorded as a reduction of cost of those securities. If the applicable securities are no longer owned, the proceeds are recorded as realized gains.

Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

Fund share valuation

Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange ("the Exchange") on each day the Exchange is open for trading by dividing the total value of the Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding.

Custody fees/Credits

Custody fees are reduced based on the Fund's cash balances maintained with the custodian. The amount is disclosed as a reduction of total expenses in the Statement of Operations.

Federal income taxes

The Fund has complied with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distributes all its taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distributions to shareholders

Distributions to shareholders are recorded on the ex-date.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also under the Trust's organizational documents, the Trustees and Officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

3.  Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2007, permanent book and tax basis differences resulting primarily from differing treatments for foreign currency

12

Wanger Select 2007 Annual Report

Notes to Financial Statements, continued

transactions, net operating losses and were identified and reclassified among the components of the Fund's net assets as follows:

Overdistributed Net Investment Income	Accumulated Net Realized Gain/(Loss)	Paid-In Capital
$388,581	$(388,581)	$—

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2007 and December 31, 2006 were as follows:

	December 31, 2007	December 31, 2006
Distributions paid from:
Ordinary Income*	$1,343,353	$970,016
Long-Term Capital Gains	$2,523,054	$3,369,880

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of December 31, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation*
$1,667,918	$6,525,212	$50,898,702

* The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales.

The Funds adopted Financial Accounting Standards Board ("FASB") Interpretation No. 48, Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109 ("FIN 48") effective June 29, 2007. FIN 48 requires management to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. FIN 48 must be applied to all existing tax positions upon initial adoption and the cumulative effect, if any, is to be reported as an adjustment to net assets. Management has evaluated the known implications of FIN 48 on its computation of net assets for the Fund. As a result of this evaluation, management believes that FIN 48 does not have any effect on the Fund's financial statements. However, management's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

4.  Transactions With Affiliates

Columbia Wanger Asset Management, L.P., ("CWAM") is a wholly owned subsidiary of Columbia Management Group, LLC, which in turn is an indirect wholly owned subsidiary of Bank of America Corporation ("BOA"). CWAM furnishes continuing investment supervision to the Fund and is responsible for the overall management of the Fund's business affairs.

Effective August 1, 2007, under the Fund's investment advisory agreement, fees are accrued daily based on the Fund's average daily net assets and paid monthly to CWAM at the annual rates shown in the table below:

Average Daily Net Assets	Annual Fee Rate
Up to $500 million	0.80%
$500 million and over	0.78%

Prior to August 1, 2007, as provided under the Fund's investment advisory agreement, fees were accrued daily based on the Fund's average daily net assets and paid monthly to CWAM at the annual rate of 0.85%.

For the year ended December 31, 2007, the Fund's effective investment advisory fee rate was 0.83%.

Through April 30, 2008, CWAM will reimburse the Fund to the extent that ordinary operating expenses (including custodial charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, exceed an annual percentage of 1.35% of average daily net assets. There was no reimbursement for the year ended December 31, 2007.

CWAM provides administrative services and receives an administration fee from the Fund. Prior to August 1, 2007, administrative services were covered under the Fund's investment advisory agreement in place between the Fund and CWAM. Effective August 1, 2007, under the Fund's new administration agreement, which provides the same types of administrative services that were provided under the investment advisory agreement, fees are accrued daily and paid monthly to CWAM at the annual rate of 0.05%. Accordingly, the investment advisory fees were decreased by 0.05% across all asset levels effective August 1, 2007 as well.

For the year ended December 31, 2007, the Fund's effective administration fee rate was 0.02%.

Certain officers and trustees of the Trust are also officers of CWAM. The Trust makes no direct payments to its officers and trustees who are affiliated with CWAM.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund will pay its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. These expenses are disclosed separately as "Chief compliance officer expenses" in the Statement of Operations.

The Trust offers a deferred compensation plan for its independent trustees. Under that plan, a trustee may elect to defer all or a portion of his or her compensation. Amounts deferred are retained by the Trust and represent an unfunded obligation of the Trust. The value of amounts deferred is determined by reference to the change in value of Class Z shares of one or more series of the Columbia Acorn Trust or a money market fund as specified by the trustee. Benefits under the deferred compensation plan are payable when the trustee ceases to be a member of the Board of Trustees.

Columbia Management Distributors, Inc. (the "Distributor"), a wholly owned subsidiary of BOA, serves as the principal underwriter of the Trust and receives no compensation for its services.

Columbia Management Services, Inc. (the "Transfer Agent"), a wholly owned subsidiary of BOA, provides shareholder services to the Fund and has subcontracted with Boston Financial Data Services ("BFDS") to serve as subtransfer agent. For such services, the Transfer Agent receives a fee, paid monthly, at the annual rate of $21.00 per open account. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

During the year ended December 31, 2007, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the Investment Company Act of 1940 and were $93,600 and $2,089,504, respectively.

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Wanger Select 2007 Annual Report

Notes to Financial Statements, continued

5.  Borrowing Arrangements

The Trust participates in a $150 million credit facility, which was entered into to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.08% per annum of the unutilized line of credit is accrued and apportioned among the participating funds based on their relative net assets. The commitment fee is included in "Other expenses" in the Statement of Operations. No amounts were borrowed by the Fund under this facility during the year ended December 31, 2007.

6.  Fund Share Transactions

Proceeds and payments on Fund shares as shown in the Statement of Changes in Net Assets are in respect of the following numbers of shares:

	Year ended December 31, 2007	Year ended December 31, 2006
Shares sold	5,354,321	2,825,971
Shares issued in reinvestment of dividend distributions	145,354	191,438
Less shares redeemed	(937,722)	(841,953)
Net increase in shares outstanding	4,561,953	2,175,456

7.  Investment Transactions

The aggregate cost of purchases and proceeds from sales other than short-term obligations for the year ended December 31, 2007 were $154,103,119 and $35,575,208, respectively.

8. Legal Proceedings

CWAM, Columbia Acorn Trust (another mutual fund family advised by CWAM), and the trustees of Columbia Acorn Trust (collectively, the "Columbia defendants") are named as defendants in class and derivative complaints that have been consolidated in a Multi-District Action (the "MDL Action") in the federal district court of Maryland. These lawsuits contend that defendants permitted certain investors to market time their trades in certain Columbia Acorn Funds. The MDL Action is ongoing. However, all claims against Columbia Acorn Trust and the independent trustees of Columbia Acorn Trust have been dismissed.

Columbia Acorn Trust and CWAM are also defendants in a class action lawsuit that alleges, in summary, that Columbia Acorn Trust and CWAM exposed shareholders of Columbia Acorn International Fund to trading by market timers by allegedly: (a) failing to properly evaluate daily whether a significant event affecting the value of the fund's securities had occurred after foreign markets had closed but before the calculation of the fund's net asset value ("NAV"); (b) failing to implement the fund's portfolio valuation and share pricing policies and procedures; and (c) failing to know and implement applicable rules and regulations concerning the calculation of NAV (the "Fair Valuation Lawsuit"). The Seventh Circuit ruled that the plaintiffs' state law claims were preempted under federal law resulting in the dismissal of plaintiffs' complaint. Plaintiffs appealed the Seventh Circuit's ruling to the United States Supreme Court. The Supreme Court reversed the Seventh Circuit's ruling on jurisdictional grounds and the case was ultimately remanded to the state court.

On March 21, 2005, a class action complaint was filed against the Columbia Acorn Trust and CWAM seeking to rescind the CDSC assessed upon redemption of Class B shares of Columbia Acorn Funds due to the alleged market timing of the Columbia Acorn Funds (the "CDSC Lawsuit"). In addition to the rescission of sales charges, plaintiffs seek recovery of actual damages, attorneys' fees and costs. The case had been transferred to the MDL Action in the federal district court of Maryland.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL Action, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL Action described above, including the CDSC and Fair Valuation Lawsuits. The settlement is subject to court approval.

CWAM, the Columbia Acorn Funds and the Trustees of the Trust are also defendants in a consolidated lawsuit filed in the federal district court of Massachusetts alleging that CWAM used Fund assets to make undisclosed payments to brokers as an incentive for the brokers to market the Funds over other mutual funds to investors. The complaint alleges CWAM and the Trustees of Columbia Acorn Trust, along with certain affiliated entities and individuals, breached certain common law duties and federal laws.

On November 30, 2005, the judge dismissed all claims by plaintiffs and entered final judgment in favor of the defendants. The plaintiffs appealed to the United States Court of Appeals for the First Circuit on December 30, 2005. A stipulation and settlement agreement dated January 19, 2007 was filed in the First Circuit on February 14, 2007, with a joint stipulation of dismissal and motion for remand to obtain district court approval of the settlement. That joint motion was granted and the appeal was dismissed. On March 6, 2007, the case was remanded to the federal district court. The settlement, approved by the federal district court on September 18, 2007, became effective October 19, 2007. Pursuant to the settlement, the funds' adviser and/or its affiliates made certain payments, including plaintiffs' attorneys' fees and costs of notice to class members.

The Trust and CWAM intend to defend these suits vigorously.

As a result of these matters, or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of Columbia Acorn fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Columbia Acorn funds. However, based on currently available information, the Columbia Acorn Trust believes that the likelihood that these lawsuits will have a material adverse impact on any fund is remote, and CWAM believes that the lawsuits are not likely to materially affect its ability to provide investment management services to the funds.

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Wanger Select 2007 Annual Report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Wanger Select,

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Wanger Select (a series of the Wanger Advisors Trust, hereinafter referred to as the "Fund") at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for the period ended December 31, 2003 were audited by other independent auditors whose report dated February 6, 2004 expressed an unqualified opinion on those financial statements.

PricewaterhouseCoopers LLP
Chicago, Illinois
February 20, 2008

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Wanger Select 2007 Annual Report

Federal Income Tax Information (Unaudited)

For the fiscal year ended December 31, 2007, the Fund designated long-term capital gains of $6,540,445, and 65.02% of the ordinary income distributed by the Fund, for the year ended December 31, 2007, qualifies for the corporate dividends received deduction.

16

Wanger Select 2007 Annual Report

[Excerpt from:]

Wanger Advisors Trust

Management Fee Evaluation of the Senior Officer

Prepared Pursuant to the New York Attorney General's
Assurance of Discontinuance

June 2007

17

Wanger Select 2007 Annual Report

Introduction

The New York Attorney General's Assurance of Discontinuance ("Order") entered into by Columbia Management Advisors, Inc. ("CMAI") and Columbia Management Distributors, Inc., ("CMDI" and collectively with "CMAI," "CMG") in February 2005, allows CMAI to manage or advise a mutual fund only if the trustees of the fund appoint a "Senior Officer" to perform specified duties and responsibilities. One of these responsibilities includes "managing the process by which proposed management fees (including but not limited to, advisory fees) to be charged the [Funds] are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance."

This is the first year that the Columbia Acorn Trust and Wanger Advisors Trust (collectively, the "Trusts") and each series thereof (the "Acorn Funds," "WAT Funds" or collectively, the "Funds") have been overseen by the same Board of Trustees ("Board"). The Order provides that this Board must determine the reasonableness of proposed "management fees" by using either an annual competitive bidding process supervised by the Senior Officer or Independent Fee Consultant, or by obtaining "an annual independent written evaluation prepared by or under the direction of the Senior Officer or the Independent Fee Consultant."

"Management fees" are only part of the costs and expenses paid by mutual fund shareholders. The expenses can vary depending upon the class of shares held but usually include: (1) investment management or advisory fees to compensate analysts and portfolio managers for stock research and portfolio management, as well as the cost of operating a trading desk; (2) administrative expenses incurred to prepare registration statements and tax returns, calculate the Funds' net asset values, maintain effective compliance procedures and perform recordkeeping services; (3) transfer agency costs for establishing accounts, accepting and disbursing funds, as well as overseeing trading in Fund shares; (4) custodial expenses incurred to hold the securities purchased by the Funds; and (5) distribution expenses, including commissions paid to brokers that sell the Fund shares to investors.

Columbia Wanger Asset Management, L.P. ("CWAM"), the adviser to the Funds, has proposed that with respect to the Acorn Funds, the Columbia Acorn Trust continue the existing separate agreements governing the first two categories listed above: an advisory agreement governing portfolio management, and an administration agreement governing certain administration and clerical services. Together the fees paid under these two agreements are referred to as "management fees." CWAM proposes that the WAT Funds continue the existing single agreement governing both investment advisory and administrative services. A single management fee would cover both services. Other fund expenses are governed by separate agreements, in particular agreements with two CWAM affiliates: CMDI, the broker-dealer that underwrites and distributes the Funds' shares, and Columbia Management Services, Inc. ("CMSI"), the Funds' transfer agent. In conformity with the terms of the Order, this evaluation, therefore, addresses only the advisory and administrative contracts, and does not extend to the other agreements.

According to the Order, the Senior Officer's evaluation must consider at least the following:

(1)  Management fees (including components thereof) charged to institutional and other clients of CWAM for like services;

(2)  Management fees (including any components thereof) charged by other mutual fund companies for like services;

(3)  Costs to CWAM and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit;

(4)  Profit margins of CWAM and its affiliates from supplying such services;

(5)  Possible economies of scale as the Funds grow larger; and

(6)  The nature and quality of CWAM's services, including the performance of each Fund.

In 2004, the Boards of the two Trusts, then separate groups, each appointed me Senior Officer under the Order. They also determined not to pursue a competitive bidding process and instead, charged me with the responsibility of evaluating the Funds' proposed advisory and administrative fee contracts with CWAM in conformity with the requirements of the Order. This Report is an annual evaluation required under the Order. In discharging their responsibilities, the independent Trustees have also consulted independent, outside counsel.

2007 Evaluation

This is the third annual evaluation prepared in connection with the Order. This evaluation follows the same structure as the earlier studies. Some areas are given more emphasis here, while others are given less. Still, the fundamental information gathered for this evaluation is largely the same as past years.

Process and Independence

The objectives of the Order are to insure the independent evaluation of the advisory fees paid by the Funds as well as to insure that all relevant factors are considered. In my view, this contract renewal process has been conducted at arms-length and with independence in gathering, considering and evaluating all relevant data. At the outset of the process, the Trustees sought and obtained from CWAM and CMG a comprehensive compilation of data regarding Fund performance and expenses, adviser profitability, and other information. The Board evaluated this information thoroughly and also explored CWAM's potential capacity restraints. Performance and expense data was obtained from both Morningstar and Lipper, the leading consultants in this area. The rankings prepared by Morningstar and Lipper were independent and not influenced by the adviser. CWAM itself identified what it considers competing funds, and the Trustees considered that data as well.

In the course of its work, the Contract Committee gave careful consideration to the conclusions and recommendations contained in last year's evaluation. The Contract Committee gave particular emphasis to the issue of whether economies of scale were appropriately reflected in the Funds' fee schedules. Last year, the Board sought and CWAM agreed to additional breakpoints for two Funds, Acorn USA and Acorn Select. These breakpoints are above current asset levels, but

18

Wanger Select 2007 Annual Report

clearly operate to share economies of scale with Fund shareholders. This year, at the Board's request, CWAM has proposed additional breakpoints for the WAT Funds, and Acorn International Select. This proposal is under consideration by the Board.

My evaluation of the advisory contract was shaped, as it was last year, by my experience as Chief Compliance Officer of the Trusts ("CCO"). As CCO, I report solely to the Board and have no reporting obligation to or employment relationship with CMG or its affiliates, except for administrative purposes. I have commented on compliance matters in evaluating the quality of service provided by CWAM.

This Report, its supporting materials and the data contained in other materials submitted to the Contract Committee of the Board, in my view, provide a thorough factual basis upon which the Board, in consultation with independent counsel as it deems appropriate, may conduct management fee negotiations that are in the best interests of the Funds' shareholders.

The Fee Reductions Mandated under the Order

Under the terms of the Order, CMG agreed to secure certain management fee reductions for the mutual funds advised by its affiliate investment advisers. In some instances, breakpoints were also established. Although neither CWAM nor the Trusts was a party to the Order, CWAM offered and the Board accepted certain advisory fee reductions during 2005. By the terms of the Order, these fees may not be increased before November 30, 2009. I have used these advisory fee levels—as modified last year to add certain breakpoints for Acorn USA and Acorn Select—in this evaluation because they are the fees in the current agreements that CWAM proposes should be continued. Hence, these fee levels are the starting point of an evaluation.

Conclusions

My review of the data and other material above leads to the following conclusions with respect to the factors identified in the Order.

1.  Performance. The domestic Funds generally have achieved outstanding performance. The Acorn Fund, Acorn USA, Acorn Select, Wanger Select and Wanger US Smaller Companies all rank very favorably against their peers over the past five years. Although Acorn USA and Wanger US Smaller Companies had a difficult year in 2006, these returns are not characteristic of these funds, both of which have shown improved performance during the first quarter of 2007. The international Funds have relatively weaker long term records than the domestic funds, but recently have improved significantly and their one year rankings are excellent. Overall then, performance of the Funds is excellent.

2.  Management Fees relative to Peers. The management fee rankings for several of the Acorn Funds are generally more favorable to shareholders than those of their peer group funds. Management fees do, however, vary by Fund. Acorn Fund is the least expensive and the Acorn USA the most expensive. Acorn Fund is very competitive, while Acorn USA and Acorn Select were ranked by both Lipper and Morningstar at or below the median, and therefore impose higher fees than do the majority of their competitors. The WAT Funds also lag their competitors and impose higher fees than their peers.

3.  Administrative Fees. The Acorn Funds' administrative fee, which is uniform across all Funds, is at a level comparable to or less expensive than the fees imposed by their peers, provides for appropriate services to Funds, and affords breakpoints that lower the fee as assets increase. The WAT Funds pay a single fee for advisory and administrative services and hence do not benefit from administrative fee breakpoints, nor is it possible to assess their administrative costs relative to competitors.

4.  Management Fees relative to Institutional and Other Mutual Fund Accounts. CWAM's focus is on its mutual funds. It does not actively seek to manage separate or institutional accounts. The few institutional accounts it does manage vary in rate structures. Some pay advisory fees commensurate with or higher than the Acorn and WAT Funds. In a few instances, however, institutional accounts pay lower advisory fees than do the Acorn Funds. One particular institutional account is significant in size and has been under CWAM's management for over 25 years.

5.  Costs to CWAM and its Affiliates. CWAM's direct costs do not appear excessive. Overhead and indirect costs allocated to CWAM by its parent organizations, however, are significant and increasing. CWAM's affiliates report operating losses and therefore do not appear to profit from CWAM's advisory agreement with the Funds.

6.  Profit Margins. CWAM's firm-wide, pre-marketing expense profit margins are at the top of the industry, though these comparisons are hampered by limited industry data. High profit margins are not unexpected for firms that manage large, successful funds and have provided outstanding investment performance for investors.

7.  Economies of Scale. Economies of scale do exist at CWAM and will expand as the assets of the Funds get larger. They are, however, only partially reflected in the management fee schedule for the Acorn Funds and not reflected at all in two of the four WAT Funds. Breakpoints above current asset levels have, however, been added to the more expensive funds, Acorn Select and Acorn USA. Nonetheless, if Fund assets continue to grow, under the Funds' current fee schedules, all Fund shareholders might not benefit in a manner generally commensurate with CWAM's increased profits. Management has proposed additional breakpoints for some of the Funds that, if implement, would result in greater sharing of economies of scale.

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Wanger Select 2007 Annual Report

8.  Nature and Quality of Services. This category includes a variety of considerations that are difficult to quantify, yet can have a significant bearing on the performance of the Acorn Funds. Several areas merit comment.

  a.  Capacity. The Funds have continued to grow, posing ever greater challenges in deploying assets effectively. While trends here merit continued monitoring, CWAM appears to be managing assets effectively.

  b.  Compliance. CWAM has a reasonably designed compliance program that protects shareholders.

  c.  Administrative Services. The Funds benefit from a variety of administrative services that are performed by CWAM and CMAI.

9.  Process. In my opinion, the process of negotiating an advisory contract for the Funds has been conducted thoroughly and at arms' length. Further, the Trustees have sufficient information to evaluate management's proposal, and negotiate contract terms that are in the best interests of fund shareholders.

Recommendations
(with respect to the Wanger Funds)

I believe the Trustees should:

1.  Continue to consider additional ways to restructure the advisory fee beyond the current breakpoint schedule to reflect more fully economies of scale.

2.   Consider unbundling of the advisory and administrative fees paid by the WAT Funds.

3.  Review the disparity in management fee levels between the Acorn International Fund and its related annuity-based fund, WAT International Small Cap Fund.

4.  Continue to monitor CWAM's capacity limitations to insure that the Funds' expanding assets do not impair investment performance.

Robert P. Scales
Senior Vice President,
Chief Legal Officer
and General Counsel
June 18, 2007

20

Wanger Select 2007 Annual Report

Board Approval of the Advisory Agreement

Wanger Advisors Trust (the "Trust") has an investment advisory agreement (the "Advisory Agreement") with Columbia Wanger Asset Management, L.P. ("CWAM") under which CWAM manages the Wanger Advisors Funds (the "Funds"). The trustees of the Trust, more than seventy five percent of whom have never been affiliated with CWAM ("Independent Trustees"), oversee the management of each Fund and, as required by law, determine at least annually whether to continue the Advisory Agreement for each Fund.

The Contract Committee of the board of trustees (the "Committee"), which is comprised of six Independent Trustees, makes recommendations to the board regarding any proposed continuation of the Advisory Agreement. After the Committee has made its recommendation, the full board determines whether to approve the continuation of the Advisory Agreement. In addition, the board considers matters bearing on the Advisory Agreement at most of its other meetings throughout the year and meets at least quarterly with the portfolio managers employed by CWAM.

In connection with their most recent consideration of the Advisory Agreement for each Fund, the Committee and all trustees received and reviewed a substantial amount of information provided by CWAM in response to requests of the Independent Trustees and their counsel. Throughout their consideration of the Advisory Agreement, the Independent Trustees were advised by their independent legal counsel. At each of the meetings at which the Committee or the Independent Trustees considered the Advisory Agreement, they met with management and also met separately in executive session with their counsel.

The materials reviewed by the Committee and the trustees included, among other items, (i) information on the investment performance of each Fund and the performance of peer groups of funds and of the Fund's performance benchmarks, (ii) information on each Fund's advisory fees and other expenses, including information comparing the Fund's fees and expenses to those of peer groups of funds and information about any applicable expense limitations and fee "breakpoints," (iii) data on sales and redemptions of Fund shares and (iv) information on the profitability to CWAM and its affiliates of their relationships with the Funds and potential "fall-out" or ancillary benefits that CWAM and its affiliates may receive as a result of their relationships with the Funds. They also considered other information such as (i) CWAM's financial results and financial condition, (ii) each Fund's investment objective and strategies; (iii) the size, education and experience of CWAM's investment staff and its use of technology, external research and trading cost measurement tools, (iv) the allocation of the Funds' brokerage, if any, including allocations to brokers affiliated with CWAM, and the use of "soft" commission dollars to pay for research products and services, (v) the resources devoted to, and the record of compliance with, the Funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies and (vi) the economic outlook generally and for the mutual fund industry in particular. In addition, the trustees conferred with, and reviewed the Management Fee Evaluation (the "Fee Evaluation") prepared by, the Trust's chief compliance officer, who also serves as the Trust's "Senior Officer" as contemplated by the Assurance of Discontinuance dated February 9, 2005 among affiliates of CWAM and the Office of the New York Attorney General. [A summary of the Fee Evaluation is included in this report.] Throughout the process, the trustees had the opportunity to ask questions of and request additional materials from CWAM.

On July 17, 2007, the board of trustees unanimously approved (a) a new administration agreement between the Trust and CWAM, pursuant to which CWAM, for a fee at the annual rate of 0.05% of average daily net assets of the Trust, provides to the Trust the types of administrative services that were currently being provided to the Trust under the Advisory Agreement and(b) the continuation of the Advisory Agreement through July 31, 2008, with amendments to the fee schedule to provide (i) a corresponding 0.05% reduction in the annual rate of fee as a result of entering into the administration agreement and (ii) additional breakpoints, as described below. The approval followed Committee meetings held in February, May, June and July 2007.

In considering the continuation of the Advisory Agreement (and entering into the new administration agreement), the trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the trustees' determination to approve the continuation of the Advisory Agreement (and entering into the new administration agreement) are discussed separately below.

Nature, quality and extent of services. The trustees reviewed the nature, quality and extent of the services of CWAM and its affiliates to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge the trustees gained from their regular meetings with management on at least a quarterly basis. In addition, the trustees reviewed the available resources and key personnel of CWAM and its affiliates, especially those who provide investment management services to the Funds. The trustees also considered other services provided to the Funds by CWAM and its affiliates, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Funds' administrator, monitoring adherence to the Funds' investment restrictions, producing shareholder reports, providing support services for the board and board committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations. With respect to the provision of administrative services, the trustees believed it was more appropriate for those same services to be provided to the Trust pursuant to a separate administration agreement.

The trustees concluded that: the nature, quality and extent of the services provided by CWAM and its affiliates to each Fund were appropriate and consistent with the terms of the Advisory Agreement; that the quality of those services had been consistent with or superior to quality norms in the industry; and that the Funds were likely to benefit from the continued provision of those services. They also concluded that each of CWAM and its affiliates currently had sufficient personnel, with appropriate education and experience, to serve the Funds effectively and had demonstrated their continuing ability to attract and retain well qualified personnel.

Performance of the Funds. At various meetings of the board, of the Committee and of the board's investment performance analysis committee, the trustees considered the short-term and longer-term performance of each Fund. They reviewed information comparing each Fund's performance with the performance of the Fund's benchmark and with the performance of comparable funds and peer groups as identified by Lipper Inc. ("Lipper") and Morningstar Associates, LLC ("Morningstar"). They noted that, among the domestic Funds, Wanger Select had outperformed its respective benchmark and Lipper and Morningstar peers for the relevant periods. Wanger U.S. Smaller Companies suffered weak performance compared to its benchmark in 2006 and ranked toward the bottom of its peer group for that period. Notwithstanding that performance, that Fund's performance approximated, or was ahead of, its benchmark for the most recent three, five and ten year periods. The trustees also discussed the performance of the international Funds, noting that both of the international Funds had shown improvement over recent years. During the contract renewal process, the trustees concluded that, although past performance is not necessarily indicative of future results, the Funds' strong overall performance record was an important factor in their evaluation of the quality of services provided by CWAM under the Advisory Agreement.

Costs of Services and Profits Realized by CWAM. At various Committee meetings and other informal meetings, the trustees examined detailed information on fees and expenses of each Fund in comparison to information

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Wanger Select 2007 Annual Report

Board Approval of the Advisory Agreement

for other comparable funds provided by Lipper and Morningstar. As noted in the Fee Evaluation, the contractual rates of investment advisory fees and the actual advisory fees for some of the Funds were higher than the median advisory fees of their respective peer groups (particularly with respect to Wanger U.S. Smaller Companies and Wanger Select). The trustees also considered the management fees of the Wanger Advisors Funds relative to those of the Columbia Acorn Trust funds, a group of funds with similar investment strategies overseen by the same trustees and also managed by CWAM. In addition, the Committee and the Board had extensive discussions about the appropriateness of the 0.05% fee for administrative services.

The Board and CWAM approved amendments to the Advisory Agreement to (a) provide a 0.05% reduction in the fee schedule for each Fund in response to entering into the new administration agreement and (b) to establish additional breakpoints for (i) Wanger U.S. Smaller Companies at 0.80% on net asset levels over $2 billion, (ii) Wanger Select at 0.78% on net asset levels over $500 million, (iii) Wanger International Select at 0.89% on nets asset levels over $500 million and (iv) Wanger International Small Cap at 0.72% on net asset levels over $1 billion.

The trustees reviewed the Fee Evaluation's analysis of the profitability of CWAM in serving as each Fund's investment adviser and of CWAM and its affiliates in all of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses among the Funds and other business units. The trustees took into account the methodology used by CWAM in determining compensation payable to portfolio managers and the competitive environment for investment management talent. The trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and the profitability of any manager is affected by numerous factors, including the organizational structure of the particular manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the manager's capital structure and cost of capital.

The trustees also reviewed CWAM's advisory fees for other investment companies, sub-advised funds and other institutional separate accounts, as detailed in the Fee Evaluation. In most instances its institutional separate account fees for various investment strategies were higher than the advisory fees charged to the Funds with corresponding strategies, although for a few accounts, the fees were lower. The trustees noted that CWAM performs significant additional services for the Funds that it does not provide to sub-advised funds or non-mutual fund clients, including administrative services, oversight of the Funds' other service providers, trustee support, regulatory compliance and numerous other services, and that, in servicing the Funds, CWAM assumes many legal risks that it does not assume in servicing many of its other clients. Finally, the trustees considered the financial condition of CWAM as part of the contract renewal process.

The trustees concluded that the rates of advisory fees (as amended) and other compensation payable by the Funds to CWAM and its affiliates were reasonable in relation to the nature and quality of the services to be provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees CWAM charges to other clients. The trustees also concluded that the Funds' estimated overall expense ratios were reasonable, taking into account quality of services provided by CWAM and its affiliates and the investment performance of the Funds.

Economies of Scale. The trustees considered information about the potential for CWAM to realize economies of scale as a Fund's assets increase. They noted that the fee schedule for each Fund includes reductions in the rate of fees at various asset levels, including each Fund's newly established breakpoint. The trustees also noted that the Funds share directly in economies of scale through lower charges on third party service providers based on the combined scale of all of the Funds. Based on the information they reviewed, the trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between CWAM and the Funds of economies of scale.

Other Benefits to CWAM. The trustees also reviewed benefits that accrue to CWAM and its affiliates from their relationships with the Funds, as outlined in the Fee Evaluation. They recognized that two affiliates of CWAM separately serve the Funds as transfer agent and distributor, respectively, and that the transfer agent receives compensation from the Funds for services provided. The trustees noted that, other than the services provided by CWAM and its affiliates pursuant to various agreements and the fees to be paid by each Fund therefor, the Funds and CWAM may potentially benefit from their relationship with each other in other ways. The trustees considered CWAM's use of commissions paid by each Fund on its portfolio brokerage transactions to obtain research products and services benefiting the Fund and/or other clients of CWAM. The trustees determined that CWAM's use of the Funds' "soft" commission dollars to obtain research products and services was consistent with regulatory requirements and guidance then in effect. They also concluded that CWAM benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from CWAM's receipt of those products and services as well as research products and services acquired through commissions paid by other clients of CWAM. They further concluded that the success of any Fund could attract other business to CWAM or other Funds and that the success of CWAM could enhance its ability to serve the Funds.

After full consideration of the above factors as well as other factors that were instructive in evaluating the Advisory Agreement, the trustees, including the Independent Trustees, unanimously concluded that the continuation of the Advisory Agreement, as amended to revise the fee schedule for each Fund to reflect both the 0.05% fee reduction and the additional breakpoints, was in the best interest of each Fund. On July 17, 2007, the trustees continued the Advisory Agreement as so amended through July 31, 2008.

22

Wanger Select 2007 Annual Report

Board of Trustees and Management of Wanger Advisors Trust

The Board of Trustees of the Trust has overall management responsibility for the Trust and the Funds. Each trustee may serve a term of unlimited duration until the end of the calendar year in which the trustee attains the age of 75 years. The trustees appoint their own successors, provided that at least two-thirds of the trustees, after such appointment, have been elected by shareholders. Shareholders may remove a trustee, with or without cause, upon the vote of two-thirds of the Trust's outstanding shares at any meeting called for that purpose. A trustee may be removed, with or without cause, upon the vote of a majority of the trustees.

The names of the trustees and officers of the Trust, the date each was first elected or appointed to office, their principal business occupations during at least the last five years, and other directorships they hold are shown below. Each trustee serves in such capacity for each of the four series of the Trust and each of the six series of Columbia Acorn Trust.

The business address of each trustee and officer of the Trust is Columbia Wanger Asset Management, L.P., 227 West Monroe, Suite 3000, Chicago, Illinois 60606. The Fund's Statement of Additional Information includes additional information about the Fund's trustees and officers. You may obtain a free copy of the Statement of Additional Information by writing or calling toll-free:

Columbia Wanger Asset Management, L.P.
Shareholder Services Group
227 W. Monroe, Suite 3000
Chicago, IL 60606
888-4-WANGER (888-492-6437)

Name, Position(s) with Wanger Advisors Trust and Age at December 31, 2007	Year First Elected or Appointed to Office	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer	Other Directorships
Trustees who are not interested persons of Wanger Advisors Trust:

Laura M. Born, 42, Trustee (1)	2007	Adjunct Assistant Professor of Finance, University of Chicago Graduate School of Business; Managing Director—Investment Banking, J.P. Morgan Chase & Co. Incorporated (broker-dealer) 1991-2007.	10	Columbia Acorn Trust.

Maureen M. Culhane, 59, Trustee	2007	Retired; Vice President, Goldman, Sachs Asset Management L.P. (investment adviser) 2005; Vice President (Consultant)—Strategic Relationship Management, Goldman, Sachs & Co. 1999-2005; prior thereto, Vice President of Finance and Treasurer, Sara Lee Corporation.	10	Columbia Acorn Trust.

Margaret Eisen, 54, Trustee	2006	Managing Director, CFA Institute since 2005; Chief Investment Officer, EAM International LLC (corporate finance and asset management) since 2003; prior thereto, Managing Director, DeGuardiola Advisors (investment bank); formerly Managing Director, North American Equities at General Motors Asset Management, and Director, Worldwide Pension Investments for DuPont Asset Management.	10	Antigenics, Inc. (biotechnology and pharmaceuticals); Columbia Acorn Trust

Jerome Kahn, Jr., 73, Trustee	2006	Portfolio manager and stock analyst and former President, William Harris Investors, Inc. (investment adviser).	10	Columbia Acorn Trust.

Steven N. Kaplan, 48, Trustee	2006	Neubauer Family Professor of Entrepreneurship and Finance, Graduate School of Business, University of Chicago.	10	Morningstar, Inc. (provider of independent investment research); Columbia Acorn Trust

David C. Kleinman, 72, Trustee	2006	Adjunct Professor of Strategic Management, University of Chicago Graduate School of Business; business consultant.	10	Sonic Foundry, Inc. (rich media systems and software); Columbia Acorn Trust

Allan B. Muchin, 71, Trustee and Vice Chairman of the Board	2006	Chairman Emeritus, Katten Muchin Rosenman LLP (law firm).	10	Columbia Acorn Trust

23

Wanger Select 2007 Annual Report

Board of Trustees and Management of Wanger Advisors Trust

Name, Position(s) with Wanger Advisors Trust and Age at December 31, 2007	Year First Elected or Appointed to Office	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer	Other Directorships
Robert E. Nason, 71, Trustee and Chairman of the Board	2006	Consultant and private investor since 1998; formerly Executive Partner, Chief Executive Officer and member of the executive committee of Grant Thornton, LLP (public accounting firm) and member of the policy board of Grant Thornton International.	10	Columbia Acorn Trust

James A. Star, 46, Trustee	2006	President, Longview Asset Management LLC (investment adviser) since 2003, prior thereto, portfolio manager; Vice President, Henry Crown and Company (investment firm); President and Chief Investment Officer, Star Partners (hedge fund) from 1998 to 2003.	10	Columbia Acorn Trust

John A. Wing, 72, Trustee	2006	Partner, Dancing Lion Partners (investment partnership); prior thereto, Frank Wakely Gunsaulus Professor of Law and Finance, and Chairman of the Center for the Study of Law and Financial Markets, Illinois Institute of Technology; formerly Chairman of the Board and Chief Executive Officer of ABN-AMRO Incorporated (formerly named The Chicago Corporation, a financial services firm) and Chief Executive Officer of Market Liquidity Network, LLC.	10	First Chicago Bank and Trust; First Chicago Bancorp; Columbia Acorn Trust

Trustees who are interested persons of Wanger Advisors Trust:

Charles P. McQuaid, 53, Trustee and President (2)	2003	President and Chief Investment Officer, CWAM since October 2003; portfolio manager since 1995 and Director of Research, CWAM and its predecessor from July 1992 through December 2003; Interim Director of International Research, CWAM from October 2003 to December 2004; President of Columbia Acorn Trust since 2003.	10	Columbia Acorn Trust

Ralph Wanger, 72, Trustee (3)	1994	Founder, former President, Chief Investment Officer and portfolio manager, CWAM from July 1992 to September 2003; former President, Columbia Acorn Trust from April 1992 through September 2003; former President, Wanger Advisors Trust 1994 through September 2003; Director, Wanger Investment Company PLC; advisor to CWAM from September 2003 to September 2005.	10	Columbia Acorn Trust

Officers of Wanger Advisors Trust:

Ben Andrews, 41, Vice President	2004	Analyst and portfolio manager, CWAM since 1998; Vice President, Columbia Acorn Trust.	10	None

Michael G. Clarke, 38, Assistant Treasurer	2004	Assistant Treasurer, Columbia Acorn Trust; Chief Accounting Officer and Assistant Treasurer of the Columbia Funds since October 2004; Director of Fund Administration of Columbia Management Advisors, LLC since January 2006; Managing Director of Columbia Management Advisors, LLC from September 2004 to December 2005; Vice President, Fund Administration of Columbia Management Advisors, LLC from June 2002 to September 2004.	10	None

Jeffrey Coleman, 38, Assistant Treasurer	2006	Assistant Treasurer, Columbia Acorn Trust since March 2006; Director of Fund Administration, CWAM since January 2006; Fund Controller, CWAM from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August 2000 to September 2004.	10	None

24

Wanger Select 2007 Annual Report

Board of Trustees and Management of Wanger Advisors Trust

Name, Position(s) with Wanger Advisors Trust and Age at December 31, 2007	Year First Elected or Appointed to Office	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer	Other Directorships
J. Kevin Connaughton, 43, Assistant Treasurer	2001	Treasurer and Chief Financial Officer of the Columbia Funds since December 2000; Vice President of Columbia Management Advisors, LLC since April 2003; Assistant Treasurer of Columbia Acorn Trust since 2001; Treasurer and Chief Financial Officer of the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds from December 2000 to December 2006; Treasurer of the Galaxy Funds from September 2002 through November 2005; Treasurer of Columbia Management Multi-Strategy Hedge Fund, LLC from December 2002 through December 2004; and a senior officer of various affiliated entities of the Bank of America Corporation, including other registered and unregistered funds.	10	None

P. Zachary Egan, 39, Vice President	2007	Director of International Research, CWAM, since December 2004; portfolio manager, CWAM since 2003; analyst, CWAM since 1999.	10	None

Peter T. Fariel, 50, Assistant Secretary	2006	Associate General Counsel, Bank of America since April 2005; prior thereto, Partner, Goodwin Procter LLP (law firm).	10	None

John Kunka, 37, Assistant Treasurer	2006	Director of Accounting and Operations, CWAM, since 2006; Assistant Treasurer, Columbia Acorn Trust, since 2006; Manager of Mutual Fund Operations, Calamos Advisors, Inc. from 2005 to 2006; prior thereto, Manager of Mutual Fund Administration, Van Kampen Investments.	10	None

Joseph LaPalm, 37, Vice President	2006	Chief Compliance Officer, CWAM since 2005; Vice President, Columbia Acorn Trust since 2006; prior thereto, Compliance Officer, William Blair & Company (investment firm).	10	None

Bruce H. Lauer, 50, Vice President, Secretary and Treasurer	1995	Chief Operating Officer, CWAM since April 2000; Vice President, Treasurer and Secretary, Columbia Acorn Trust; Director, Wanger Investment Company PLC; Director, Banc of America Capital Management (Ireland) Ltd.; Director, Bank of America Global Liquidity Fund, PLC.	10	None

Louis J. Mendes, 43, Vice President	2005	Analyst and portfolio manager, CWAM since 2001; Vice President, Columbia Acorn Trust.	10	None

Robert A. Mohn, 46, Vice President	1997	Analyst and portfolio manager, CWAM since August 1992; Director of Domestic Research, CWAM since March 2004; Vice President, Columbia Acorn Trust.	10	None

Christopher Olson, 43, Vice President	2001	Analyst and portfolio manager, CWAM since January 2001; Vice President, Columbia Acorn Trust.	10	None

Robert Scales, 55, Chief Compliance Officer, Chief Legal Officer, Senior Vice President and General Counsel	2004	Chief Compliance Officer, Senior Vice President, Chief Legal Officer and General Counsel, Columbia Acorn Trust since 2004; prior thereto, Associate General Counsel, Grant Thornton LLP.	10	None

Linda Roth-Wiszowaty, 38, Assistant Secretary	2006	Business support analyst, CWAM, since April 2007; Assistant Secretary, Columbia Acorn Trust; executive administrator, CWAM since April 2004; prior thereto, executive assistant to the Chief Operating Officer, CWAM.	10	None

(1)  Effective January 1, 2008, Trustee is no longer treated as an "interested person," as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Prior to January 1, 2008, Trustee was considered an "interested person" of the Trust and of CWAM, as defined in the 1940 Act, as a result of her previous affiliation with J.P. Morgan Chase & Co. Incorporated, a registered broker-dealer that may execute portfolio transactions for or engage in principal transactions with the Funds or other clients or funds advised by CWAM or its affiliates.

(2)  Trustee who is an "interested person" of the Trust and of CWAM, as defined in the 1940 Act, because he is an officer of the Trust and of CWAM.

(3)  Trustee who is treated as an "interested person" of the Trust and of CWAM, as defined in the 1940 Act, because he is a former officer of the Trust and former employee of and consultant to CWAM.

25

Wanger Select 2007 Annual Report

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26

Wanger Select 2007 Annual Report

Wanger Advisors Trust

Transfer Agent,
Dividend Disbursing Agent

Columbia Management Services, Inc.
P.O. Box 8081
Boston, Massachusetts
02266-8081

Distributor

Columbia Management Distributors, Inc.
One Financial Center
Boston, Massachusetts
02111-2621

Investment Adviser

Columbia Wanger Asset Management, L.P.
227 West Monroe Street, Suite 3000
Chicago, Illinois 60606
1-888-4-WANGER
(1-888-492-6437)

Legal Counsel

Bell, Boyd & Lloyd LLP
Chicago, Illinois

Independent Registered
Public Accounting Firm

PricewaterhouseCoopers LLP
Chicago, Illinois

This report, including the schedules of investments and financial statements, is submitted for the general information of the shareholders of the Wanger Advisors Trust.

A description of the Fund's proxy voting policies and procedures and a copy of the Fund's voting record for the most recent 12-month period ended June 30 are available (i) on the Securities and Exchange Commission's website at www.sec.gov, and (ii) without charge, upon request, by calling 1-888-492-6437.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Pubic Reference Room may be obtained by calling 1-800-SEC-0330.

27

Wanger Advisors Trust

SHC-43/149304-1207 08/51433

Wanger U.S. Smaller Companies

2007 Annual Report

NOT FDIC INSURED	May Lose Value

NOT BANK ISSUED	No Bank Guarantee

  Wanger U.S. Smaller Companies

  2007 Annual Report

1	Understanding Your Expenses

2	Ponzi Schemes and Politicians' Dreams

4	Performance Review

6	Statement of Investments

14	Statement of Assets and Liabilities

14	Statement of Operations

15	Statement of Changes in Net Assets

16	Financial Highlights

17	Notes to Financial Statements

20	Report of Independent Registered Public Accounting Firm

21	Federal Income Tax Information

22	Management Fee Evaluation of the Senior Officer

26	Board Approval of the Advisory Agreement

28	Board of Trustees and Management of Wanger Advisors Trust

Columbia Wanger Asset Management, L.P. ("CWAM") is one of the leading global small- and mid-cap equity managers in the United States with more than 37 years of small- and mid-cap investment experience. As of December 31, 2007, CWAM manages $36.8 billion in assets and is the investment adviser to Wanger U.S. Smaller Companies, Wanger International Small Cap, Wanger Select, Wanger International Select (together, the "Wanger Advisors Trust Funds") and the Columbia Acorn Family of Funds. Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. The Wanger Advisor Trust Funds and the Columbia Acorn Family of Funds (together with other funds advised by Columbia Management affiliates, the "Columbia Funds") are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation. CWAM is an SEC-registered investment adviser and indirect, wholly owned subsidiary of Bank of America Corporation. CWAM is part of Columbia Management.

Please consider the investment objectives, risks, charges and expenses for the Fund carefully before investing. Contact 1-888-4-WANGER for a prospectus, which contains this and other important information about the Fund. You should read it carefully before you invest.

The views expressed in "Ponzi Schemes and Politicians' Dreams" and in the Performance Review reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

Wanger U.S. Smaller Companies 2007 Annual Report

Understanding Your Expenses

As a Fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees and other Fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your Fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the Fund during the period. The information in the following table is based on an initial, hypothetical investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using actual operating expenses and total return for the Fund. The amount listed in the "Hypothetical" column assumes that the return each year is 5% before expenses and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See the "Compare with other funds" information for details on using the hypothetical data.

Estimating your actual expenses

To estimate the expenses that you actually paid over the period, first you will need your account balance at the end of the period.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," you will find a dollar amount in the column labeled "Actual." Multiply this amount by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

July 1, 2007 – December 31, 2007

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during period ($)		Fund's annualized expense ratio (%)*
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Wanger U.S. Smaller Companies	1,000.00	1,000.00	951.00	1,020.42	4.67	4.84	0.95

*For the six months ended December 31, 2007.

Expenses paid during the period are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the Fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the Fund. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate account. The hypothetical example provided is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing cost of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

Wanger U.S. Smaller Companies 2007 Annual Report

Ponzi Schemes and Politicians' Dreams

Each December I attend The University of Chicago Business Forecast luncheon. Typically the event features economic forecasts by two economists, plus a summary of world political and economic issues provided by Professor Marvin Zonis.1 At this year's luncheon Professor Zonis stated that the U.S. Government had $50 trillion of unfunded liabilities. That's a staggering figure! Could it really be correct?

"Trust Me" Trust Funds

I've found that there is no precise U.S. Government unfunded liability number, though there are estimates. The U.S. Government Accountability Office (GAO) notes material weaknesses in federal government accounting in general, but has expressed an unqualified opinion on its 2007 Statement of Social Insurance. Any calculation of unfunded liabilities requires numerous actuarial assumptions plus a time horizon. The calculations by various government agencies cover liabilities for 75 years into the future.

However, it does appear that Professor Zonis' $50 trillion estimate was wrong. That number is now too low. On December 17, 2007, the GAO estimated that the U.S. Government's total reported liabilities, net social insurance commitments, and other fiscal exposures were approximately $53 trillion.2 With apologies to the late Senator Everett Dirksen (Republican: Illinois), it seems that a trillion here and a trillion there adds up.3

Despite well-publicized concerns about Social Security, Medicare is in worse shape. Created in the 1930s, Social Security seems to have been a warm-up for bigger unfunded liabilities later on. Social Security is better funded, as Social Security tax rates are higher than Medicare tax rates. Medicare was signed into law in 1965 and spending for the program quickly ran out of control. The original cost estimate for Medicare hospital insurance in 1990, for example, was $9 billion; the actual cost that year hit $67 billion!4 According to the GAO, Medicare alone has over $36 trillion of unfunded liabilities.

But what of the Social Security and Medicare Trust Funds, the Funds that politicians promised to put in a "lock box?" It turns out the politicians spent the money elsewhere and the Trust Funds loaned their money to the U.S. Treasury by buying government bonds. The Trust Funds have no true third-party assets, but simply have promises from the U.S. Treasury to pay in the future. In order for the payments to be made the Treasury will have to raise taxes, cut other spending, borrow or print money.

What was the latest change that politicians made concerning unfunded liabilities? They increased them, by adding prescription drugs to Medicare's benefits. This addition is noteworthy for three reasons. First, little new funding was created; enrollee premiums cover only about 25% of costs. Second, the program's costs and benefits are highly skewed. Baby boomers will have a net benefit of about $20,000 each while younger workers and future generations will have net costs of between $2,500 and $4,200 each.5 Third, when the new benefits were fully implemented in 2006, they drove a 19% increase in Medicare costs, the largest increase in decades. Over $10 trillion of Medicare's unfunded liability is from the drug program.

What are this year's presidential candidates saying about the unfunded liability problem? Virtually nothing and, even though taxpayers cannot afford Social Security, Medicare and other existing programs, some candidates are touting new proposals that substantially broaden federal health care spending. These plans include additional entitlements and mandatory, subsidized, health insurance participation. Cost estimates are dubious but range from $50 to $120 billion yearly.

Given the huge existing liabilities and proposals for additional benefits it appears that the U.S. Government is operating an enormous Ponzi Scheme.6 Initial participants benefit but most taxpayers are likely to lose.

Large Liabilities and Possible Solutions

$53 trillion is a huge number, nearly four times all the goods and services produced in the United States in 2007. Currently Social Security is running a yearly surplus while Medicare is running a deficit. But the aging of baby boomers is driving yearly Medicare and Social Security spending higher, so the programs' cash needs will become very large in the next decade. Medicare deficits are projected to consume 25% of all federal income taxes by 2020. By 2050, Social Security, Medicare, and Medicaid will grow from 9% to 18% of GDP. This contrasts to total federal spending averaging about 20% of GDP over the last 50 years.7

Some of the richest people in America say their taxes are too low. What if they were taxed at 100%? Not 100% of income but 100% of their net worth! This "Che Guevara lite" (confiscation without murder) solution, if applied to the 2007 Forbes list of the richest 400 Americans, would yield a one-time receipt of $1.54 trillion. That would cover 2.9% of the problem, but is of course not a real solution as it would destroy capitalism.

How about raising tax rates on all of us? The Laffer Curve8 exists—there is an income tax rate that will yield the highest dollar amount of taxes, and that rate appears to be well under 100%. Even famed British economist John Maynard Keynes said that reducing too-high tax rates results in higher tax revenues. Very high tax rates choke economic activity and spur taxpayers to take legal and illegal measures to reduce payments.

Wanger U.S. Smaller Companies 2007 Annual Report

Since federal income taxes began in 1913, there have been three rounds of major income tax rate cuts in the United States, and each resulted in faster economic growth and, ultimately, higher taxes collected. Paradoxically, though the rate cuts provided those with higher incomes the largest benefits, higher income people ended up paying greater percentages of total tax collections. A number of countries, including former Soviet republics, have adopted low, flat income tax rates and have seen economic growth surge and tax receipts increase.

No one knows what income tax rates create the highest tax revenues over the long run. In the last 50 years, the highest marginal tax rates in the United States have varied from a pre-Kennedy rate cut peak of 91% to a post-Reagan rate cut trough of 28%. Surprisingly, total federal government revenues as a percentage of GDP during that period have varied modestly, from 16.1% to 20.9%. Fiscal 2007 revenues were a bit above the midpoint, at 18.8% of GDP.9

While somewhat higher tax rates would probably increase near-term tax revenues, it is unlikely that substantially higher income tax rates alone can boost government receipts to the 30% or so of GDP eventually needed to fully fund the promised benefits. Massive value added taxes or sales taxes would likely be needed to provide tax revenue percentages that high. But huge tax hikes of any sort are likely to hurt economic growth, and additional solutions are needed.

As substantial liabilities become due in the next decade, there is an increased likelihood that voters will elect more courageous politicians that will strive to control spending and enact needed reforms. Perhaps the best single reform would be to restore more free market elements to our health care system. There needs to be more price transparency plus incentives for individuals and health care providers to control spending. Streamlined drug approval processes and additional tort reform would also help.

Incentives for innovation, rather than arbitrary price controls, are crucial. Improved technology has enabled over a 99.99% reduction in the cost of genome mapping in the last seven years. As costs continue to drop and advances continue to be made in biotechnology and pharmaceuticals, new ways to diagnose, treat and cure diseases are likely. Treatments customized to genetic factors promise to be much more effective and result in fewer side effects than many current drugs. The Wanger Funds have begun to own stocks in companies that are pursuing genetic tests, novel drugs and devices, plus information technology for better managing health care administration.

Outside the health care sector, Professor Jeremy Siegel has suggested that a solution for America's savings and retirement crisis will be sales of American assets to foreigners, especially those from countries with higher savings rates and younger populations. Innovative small- and mid-cap companies appear particularly attractive to foreigners, especially now that the dollar has weakened.

Charles P. McQuaid
President and Chief Investment Officer
Columbia Wanger Asset Management, L.P.

Opinions expressed in this essay are those of the author and are not necessarily those of Columbia Wanger Asset Management, its parent organizations or the Board.

1  Marvin Zonis is a professor emeritus at the Graduate School of Business at The University of Chicago, where he teaches courses on International Political Economy, Leadership and Business Strategy in the Era of E-Commerce.

2  Estimates by the Congressional Budget Office, Medicare trustees, and some private sources are higher.

3  Dirksen has been quoted as saying, "A billion here and a billion there, and pretty soon you're talking real money," but the Dirksen Congressional Center has been unable to verify the statement.

4  Source: American Enterprise Institute for Public Policy Research website, www.aei.org, "Medicare Prescription Drugs: Medical Necessity Meets Fiscal Insanity," by Joseph Antos and Jagadeesh Gokhale. Posted February 17, 2005.

5  Ibid.

6  In the 1920's, Charles Ponzi enticed investors with a bogus investment opportunity that promised a 40% return on their investment in just 90 days. Early investors were paid with dollars from later investors but most lost their money. Ponzi served four years in prison for this fraud, and then proceeded to promote other dubious ventures. He died in a charity ward of a Rio de Janeiro hospital in 1949.

7  Included in testimony on the future of Social Security presented by the Concord Coalition (www.concordcoalition.org) to a Senate special committee on aging, February 3, 2005.

8  The Laffer Curve is used to illustrate the concept of taxable income elasticity, the idea that government can maximize tax revenue by setting tax rates at an optimum point and that neither a 0% tax rate nor a 100% tax rate will generate government revenue. The curve was popularized by U.S. economics professor Arthur Laffer (b. 1940).

9  Congressional Budget Office testimony, "The Long-term Budget Outlook," December 13, 2007.

Wanger U.S. Smaller Companies 2007 Annual Report

Performance Review Wanger U.S. Smaller Companies

Robert A. Mohn

Portfolio Manager

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For daily and most recent month-end performance updates, please call 1-888-4-WANGER.

Wanger U.S. Smaller Companies ended the year up 5.39%. Its benchmark, the Russell 2000 Index, fell 1.57% for the year, declining with the housing and credit markets.

Energy stocks were the Fund's biggest winners for the year. Oil service company Atwood Oceanics, an owner of offshore drilling rigs, gained over 104% in 2007. Atwood reported a 100% utilization rate for its rigs in the third quarter and has been able to demand very high day rates all year long. Oil and gas producer Ultra Petroleum was up 50% for the year on strong oil production growth. FMC Technologies was another annual winner with an 84% gain on gushing sales of its subsea wellhead and oil production systems.

Two take-outs in the fourth quarter, and one from the first, brought in strong gains. Genlyte Group, a manufacturer of commercial lighting fixtures, gained 21% in 2007 on news it would sell to Philips Electronics. Pharmaceutical company MGI Pharma gained 117% when it announced it would sell to Japan's Eisai. In the first quarter, labor management software developer Kronos announced it was being sold. The stock was eliminated from the portfolio with a 50% annualized gain.

Other winners included Flir Systems, a manufacturer of infrared cameras. The company won several new defense department contracts during the year, driving a 97% gain. BioMarin rose 99% in 2007 after announcing that the FDA had approved its drug for treating a genetic disorder that affects approximately 20,000 people in the United States. By targeting rare disorders, BioMarin is able to charge higher prices and enjoy longer patent protection periods for its drugs.

While a couple of the Fund's retail holdings outperformed during 2007—True Religion Apparel gained 39% and Gaiam increased 117%—others did not. Oxford Industries fell along with the sales of its Tommy Bahama line and ended the year down 47%. Accessories retailer Coach succumbed to the general retail slump, falling 29%. Chico's FAS fell 57% due to the poor retail environment and some merchandising missteps.

Other laggards included telecom equipment provider Tellabs, which fell 36% on declining revenues. The company has been hurt by the consolidation of major telecommunication providers that, combined, need less equipment. The credit market crisis drove down returns of auto lender AmeriCredit. Its stock fell 49%.

After a rocky end to 2007, investors were hoping for better in 2008. But as of the writing of this report, the New Year is off to a poor start as fears of a U.S. recession grow. When tales of economic woe dominate the headlines, long-term investment opportunities tend to sprout. We continue our relentless search for small-cap, niche companies with the ability to exhibit strong business growth over the next three to five years (even while the sky appears to be falling).

Risks include stock market fluctuations due to economic and business developments. Investments in small- and mid-cap companies may be subject to greater volatility and price fluctuations because they may be thinly traded and less liquid.

Fund's Positions in Mentioned Holdings

As a % of net assets, as of 12/31/07

FMC Technologies	3.3%
Ultra Petroleum	1.7
Atwood Oceanics	1.6
BioMarin	1.5
True Religion Apparel	1.2
Tellabs	1.1
Flir Systems	0.9
Genlyte Group	0.9
AmeriCredit	0.9
Coach	0.8
Oxford Industries	0.6
Chico's FAS	0.4
Gaiam	0.3
Kronos	0.0
MGI Pharma	0.0

Portfolio holdings are subject to change periodically and may not be representative of current characteristics and holdings.

Wanger U.S. Smaller Companies 2007 Annual Report

Growth of a $10,000 Investment in
Wanger U.S. Smaller Companies

Total return for each period,
May 3, 1995 (inception date) through December 31, 2007

This graph compares the results of $10,000 invested in Wanger U.S. Smaller Companies on May 3, 1995 (the date the Fund began operations) through December 31, 2007, to the Russell 2000 Index, with dividends and capital gains reinvested. Performance shown here is past performance, which cannot guarantee future results. Current performance may be higher or lower. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Performance changes over time. Current returns for the Fund may be different than that shown. For daily and most recent month-end performance updates, please contact us at 1-888-4-WANGER.

Results as of December 31, 2007

	4th quarter	1 year
Wanger U.S. Smaller Companies	-2.94%	5.39%
Russell 2000 Index	-4.58	-1.57
S&P MidCap 400 Index	-2.73	7.98
S&P 500 Index	-3.33	5.49

NAV as of 12/31/07: $36.26

Performance numbers reflect all Fund expenses but do not include any insurance charge imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

The Fund's annual operating expense ratio is 0.95%. The annual operating expense ratio is as stated in the Fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

All results shown assume reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The S&P MidCap 400 Index is a market value-weighted index that tracks the performance of 400 mid-cap U.S. companies. The S&P 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks. Indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings.

Top 5 Industries

As a % of net assets, as of 12/31/07

Information	30.6%
Consumer Goods & Services	18.3
Industrial Goods & Services	13.6
Energy & Minerals	12.2
Finance	10.4

Top 10 Holdings

As a % of net assets, as of 12/31/07

1. FMC Technologies Oil & Gas Wellhead Manufacturer	3.3%
2. ITT Educational Services Post-secondary Degree Services	3.0
3. Ametek Aerospace/Industrial Instruments	2.2
4. Time Warner Telecom Fiber Optic Telephone/Data Services	2.1
5. Abercrombie & Fitch Teen Apparel Retailer	2.0
6. Ultra Petroleum Oil & Gas Producer	1.7
7. Atwood Oceanics Offshore Drilling Contractor	1.6
8. American Tower Communications Towers in USA & Mexico	1.6
9. Micros Systems Information Systems for Restaurants & Hotels	1.6
10. Avid Technology Digital Nonlinear Editing Software & Systems	1.5

Wanger U.S. Smaller Companies 2007 Annual Report

Wanger U.S. Smaller Companies

Statement of Investments December 31, 2007

Number of Shares		Value
	Common Stocks – 97.9%
	Information – 30.6%
	Business Software – 7.1%
378,655	Micros Systems (a) Information Systems for Restaurants & Hotels	$26,566,435
874,900	Avid Technology (a) Digital Nonlinear Editing Software & Systems	24,794,666
575,000	Blackbaud Software & Services for Non-profits	16,123,000
2,280,000	Novell (a) Directory, Operating System & Identity Management Software	15,663,600
745,000	Informatica (a) Enterprise Data Integration Software	13,424,900
304,000	Concur Technologies (a) Web Enabled Cost & Expense Management Software	11,007,840
215,100	ANSYS (a) Simulation Software for Engineers & Designers	8,918,046
340,000	Epicor (a) Software Systems to Run Small Businesses	4,005,200
		120,503,687
	Instrumentation – 3.3%
145,000	Mettler Toledo (a) Laboratory Equipment	16,501,000
500,000	Flir Systems (a) Infrared Cameras	15,650,000
368,000	Trimble Navigation (a) GPS-based Instruments	11,128,320
485,000	IPG Photonics (a) Fiber Lasers	9,695,150
45,000	Varian (a) Analytical Instruments	2,938,500
		55,912,970
	Semiconductors & Related Equipment – 3.0%
743,000	Microsemi (a) Analog/Mixed-signal Semiconductors	16,450,020
1,310,500	Integrated Device Technology (a) Communications Semiconductors	14,821,755
900,000	AMIS Holdings (a) Mixed-signal Semiconductors	9,018,000

Number of Shares		Value
189,300	Supertex (a) Mixed-signal Semiconductors	$5,923,197
140,000	Littelfuse (a) Little Fuses	4,614,400
		50,827,372
	Mobile Communications – 2.9%
640,000	American Tower (a) Communications Towers in USA & Mexico	27,264,000
495,000	Crown Castle International (a) Communications Towers	20,592,000
88,000	Globalstar (a) Satellite Mobile Voice & Data Carrier	704,000
		48,560,000
	Internet Related – 2.5%
875,000	TheStreet.com Financial Information Website Publisher	13,930,000
1,420,000	CNET Networks (a) Internet Advertising on Niche Websites	12,978,800
530,000	ValueClick (a) Internet Advertising	11,607,000
310,000	SkillSoft (a) Web-based Learning Solutions (E-Learning)	2,963,600
		41,479,400
	Telephone Services – 2.4%
1,731,000	Time Warner Telecom (a) Fiber Optic Telephone/Data Services	35,121,990
223,100	Cogent Communications (a) Internet Data Pipelines	5,289,701
		40,411,691
	Computer Hardware & Related Equipment – 2.3%
375,600	Amphenol Electronic Connectors	17,416,572
190,000	Netgear (a) Networking Products for Small Business & Home	6,777,300
158,100	Nice Systems (Israel) (a) Audio & Video Recording Solutions	5,425,992
120,000	Belden CDT Specialty Cable	5,340,000

See accompanying notes to financial statements.

Wanger U.S. Smaller Companies 2007 Annual Report

Wanger U.S. Smaller Companies

Statement of Investments December 31, 2007

Number of Shares		Value
	Computer Hardware & Related Equipment – 2.3% (cont)
100,000	II-VI (a) Laser Components	$3,055,000
50,000	Avocent (a) Computer Control Switches	1,165,500
		39,180,364
	Telecommunications Equipment – 2.2%
2,933,100	Tellabs (a) Telecommunications Equipment	19,182,474
475,000	Polycom (a) Video Conferencing Equipment	13,195,500
125,000	Ciena (a) Optical Transport & Broadband Access Equipment	4,263,750
		36,641,724
	Financial Processors – 1.4%
516,880	Global Payments Credit Card Processor	24,045,257
	Computer Services – 0.7%
155,000	SRA International (a) Government IT Services	4,564,750
753,000	RCM Technologies (a) (b) Technology & Engineering Services	4,427,640
705,500	AnswerThink IT Integration & Best Practice Research	3,414,620
		12,407,010
	Business Information & Marketing Services – 0.6%
443,200	Navigant Consulting (a) Financial Consulting Firm	6,058,544
100,000	Viad Trade Show Services, Travel & Tours	3,158,000
		9,216,544
	TV Broadcasting – 0.5%
1,030,000	Entravision Communications (a) Spanish Language TV, Radio & Outdoor	8,064,900

Number of Shares		Value
	Radio – 0.4%
561,900	Salem Communications Radio Stations for Religious Programming	$3,702,921
260,000	Cumulus Media (a) Radio Stations in Small Cities	2,090,400
515,000	Spanish Broadcasting System (a) Spanish Language Radio Stations	952,750
		6,746,071
	CATV – 0.4%
240,000	Discovery Holding (a) CATV Programming	6,033,600
	Contract Manufacturing – 0.3%
115,000	Plexus (a) Electronic Manufacturing Services	3,019,900
1,500,000	Sanmina-SCI (a) Electronic Manufacturing Services	2,730,000
		5,749,900
	Television Programming – 0.3%
600,000	Lions Gate Entertainment (a) Film & TV Studio	5,652,000
	Gaming Equipment & Services – 0.3%
100,000	Scientific Games (a) Lottery Services Provider	3,325,000
98,500	Shuffle Master (a) Card Shufflers & Casino Games	1,181,015
		4,506,015
	Total Information	515,938,505
	Consumer Goods & Services – 18.3%
	Retail – 5.3%
431,000	Abercrombie & Fitch Teen Apparel Retailer	34,467,070
885,000	Urban Outfitters (a) Apparel & Home Specialty Retailer	24,125,100
175,000	J Crew Group (a) Multi-channel Branded Retailer	8,436,750
265,000	AnnTaylor Stores (a) Women's Apparel Retailer	6,773,400
745,000	Chico's FAS (a) Women's Specialty Retailer	6,727,350

See accompanying notes to financial statements.

Wanger U.S. Smaller Companies 2007 Annual Report

Wanger U.S. Smaller Companies

Statement of Investments December 31, 2007

Number of Shares		Value
	Retail – 5.3% (cont)
409,150	Christopher & Banks Women's Apparel Retailer	$4,684,768
150,000	Gaiam (a) Healthy Living Catalogs & E-Commerce	4,452,000
3,800	Lululemon Athletica (a) Premium Active Apparel Retailer	180,006
		89,846,444
	Other Consumer Services – 3.7%
585,000	ITT Educational Services (a) Post-secondary Degree Services	49,882,950
150,000	Weight Watchers International Weight Loss Programs	6,777,000
200,000	Universal Technical Institute (a) Vocational Training	3,400,000
99,000	NutriSystem (a) Weight Loss Programs	2,671,020
		62,730,970
	Apparel – 2.6%
925,000	True Religion Apparel (a) Premium Denim	19,748,750
459,000	Coach (a) Designer & Retailer of Branded Leather Accessories	14,036,220
394,200	Oxford Industries Branded & Private Label Apparel	10,158,534
		43,943,504
	Leisure Products – 1.8%
324,300	International Speedway Largest Motorsports Racetrack Owner & Operator	13,354,674
248,200	Speedway Motorsports Motorsports Racetrack Owner & Operator	7,714,056
140,000	Thor Industries RV & Bus Manufacturer	5,321,400
150,000	Winnebago Premier Motorhome Maker	3,153,000
		29,543,130
	Other Durable Goods – 1.4%
1,478,300	Champion Enterprises (a) Manufactured Homes	13,925,586

Number of Shares		Value
288,400	Cavco Industries (a) Higher End Manufactured Homes	$9,759,456
		23,685,042
	Casinos & Gaming – 0.8%
555,000	Pinnacle Entertainment (a) Regional Casino Operator	13,075,800
	Furniture & Textiles – 0.7%
200,000	Herman Miller Office Furniture	6,478,000
335,000	Knoll Office Furniture	5,504,050
		11,982,050
	Nondurables – 0.7%
230,000	Scotts Miracle-Gro Consumer Lawn & Garden Products	8,606,600
122,000	Jarden (a) Branded Household Products	2,880,420
		11,487,020
	Consumer Goods Distribution – 0.5%
433,500	Pool Distributor of Swimming Pool Supplies & Equipment	8,596,305
	Restaurants – 0.4%
337,500	Sonic (a) Quick Service Restaurant	7,391,250
	Food & Beverage – 0.2%
90,000	Hansen Natural (a) Alternative Beverages	3,986,100
	Travel – 0.2%
45,000	Vail Resorts (a) Ski Resort Operator & Developer	2,421,450
	Total Consumer Goods & Services	308,689,065

See accompanying notes to financial statements.

Wanger U.S. Smaller Companies 2007 Annual Report

Wanger U.S. Smaller Companies

Statement of Investments December 31, 2007

Number of Shares		Value
	Industrial Goods & Services – 13.6%
	Machinery – 8.7%
795,000	Ametek Aerospace/Industrial Instruments	$37,237,800
690,600	Pentair Pumps & Water Treatment	24,039,786
365,100	Nordson Dispensing Systems for Adhesives & Coatings	21,161,196
527,300	ESCO Technologies (a) Automatic Electric Meter Readers	21,060,362
392,300	Donaldson Industrial Air Filtration	18,194,874
182,200	Mine Safety Appliances Safety Equipment	9,450,714
196,000	Clarcor Mobile & Industrial Filters	7,442,120
71,800	Toro Turf Maintenance Equipment	3,908,792
50,000	Kaydon Specialized Friction & Motion Control Products	2,727,000
21,860	MOOG (a) Motion Control Products for Aerospace, Defense & Industrial Markets	1,001,407
		146,224,051
	Outsourcing Services – 1.1%
400,000	Quanta Services (a) Electrical & Telecom Construction Services	10,496,000
305,000	Administaff Professional Employer Organization	8,625,400
		19,121,400
	Other Industrial Services – 1.1%
415,000	American Commercial Lines (a) Operator/Builder of Inland Barges	6,739,600
365,000	American Reprographics (a) Document Management & Logistics	6,015,200
89,000	G&K Services Uniform Rental	3,339,280
180,000	TrueBlue (a) Temporary Manual Labor	2,606,400
		18,700,480

Number of Shares		Value
	Electrical Components – 0.9%
158,000	Genlyte Group (a) Commercial Lighting Fixtures	$15,041,600
	Construction – 0.7%
35,000	Martin Marietta Materials Aggregates	4,641,000
50,000	Texas Industries Aggregates, Cement & Concrete	3,505,000
22,126	Vulcan Materials Aggregates, Concrete & Asphalt	1,749,945
140,000	M/I Homes Home Builder	1,470,000
		11,365,945
	Industrial Materials & Specialty Chemicals – 0.4%
155,000	Drew Industries (a) RV & Manufactured Home Components	4,247,000
90,000	Albany International Paper Machine Clothing & Advanced Textiles	3,339,000
		7,586,000
	Industrial Distribution – 0.4%
50,000	Airgas Industrial Gas Distributor	2,605,500
70,000	Watsco HVAC Distribution	2,573,200
75,000	Interline Brands (a) Industrial Distribution	1,643,250
		6,821,950
	Waste Management – 0.3%
184,200	Waste Connections (a) Solid Waste Management	5,691,780
	Total Industrial Goods & Services	230,553,206
	Energy & Minerals – 12.2%
	Oil Services – 6.7%
981,400	FMC Technologies (a) Oil & Gas Wellhead Manufacturer	55,645,380
275,800	Atwood Oceanics (a) Offshore Drilling Contractor	27,646,192

See accompanying notes to financial statements.

Wanger U.S. Smaller Companies 2007 Annual Report

Wanger U.S. Smaller Companies

Statement of Investments December 31, 2007

Number of Shares		Value
	Oil Services – 6.7% (cont)
203,125	Exterran Holdings (a) Natural Gas Compressor Rental & Fabrication	$16,615,625
132,700	Tesco (a) Developing New Well Drilling Technologies	3,804,509
241,500	Tetra Technologies (a) U.S.-based Services Company with Life of Field Approach	3,760,155
69,800	Dresser-Rand Group (a) Largest Manufacturer of Compressors	2,725,690
61,400	CARBO Ceramics Natural Gas Well Stimulants	2,284,080
		112,481,631
	Oil & Gas Producers – 5.4%
400,000	Ultra Petroleum (a) Oil & Gas Producer	28,600,000
416,000	Equitable Resources Natural Gas Producer & Utility	22,164,480
325,000	Carrizo Oil & Gas (a) Explores for Natural Gas & Crude Oil	17,793,750
195,000	Quicksilver Resources (a) Natural Gas & Coal Seam Gas Producer	11,620,050
153,600	Southwestern Energy (a) Oil & Gas Producer	8,558,592
450,000	Vaalco Energy (a) Oil & Gas Producer	2,092,500
		90,829,372
	Oil Refining, Marketing & Distribution – 0.1%
50,000	Oneok Natural Gas Distribution, Pipeline Processing & Trading	2,238,500
	Total Energy & Minerals	205,549,503
	Finance – 10.4%
	Insurance – 3.8%
720,500	HCC Insurance Holdings Specialty Insurance	20,663,940
26,500	Markel (a) Specialty Insurance	13,014,150
276,000	Leucadia National Insurance Holding Company	12,999,600

Number of Shares		Value
105,000	Philadelphia Consolidated Holding (a) Specialty Insurance	$4,131,750
250,000	Conseco (a) Life, Long-term Care & Medical Supplement Insurance	3,140,000
75,000	Endurance Specialty Holdings Commercial Lines Insurance/Reinsurance	3,129,750
87,000	Delphi Financial Group Group Employee Benefit Products & Services	3,069,360
166,234	Eastern Insurance Holdings Workers Comp. & Specialty Insurance	2,736,212
200,000	Meadowbrook Insurance Group (a) Specialty Insurance Products & Services	1,882,000
		64,766,762
	Banks – 2.9%
205,000	MB Financial Chicago Bank	6,320,150
289,675	Lakeland Financial Indiana Bank	6,054,207
220,000	Old Second Bancorp Illinois Bank	5,893,800
280,816	Glacier Bancorp Mountain States Bank	5,262,492
146,975	Chittenden New England Bank	5,235,250
215,000	First Busey Illinois Bank	4,269,900
155,600	Associated Banc-Corp Midwest Bank	4,215,204
337,000	Pacific Continental Niche Pacific N.W. Bank	4,199,020
179,700	TCF Financial Great Lakes Bank	3,222,021
108,200	Valley National Bancorp New Jersey/New York Bank	2,062,292
86,000	Greene County Bancshares Tennessee Bank	1,651,200
14,982	West Bancorporation Des Moines Commercial Bank	195,365
		48,580,901

See accompanying notes to financial statements.

Wanger U.S. Smaller Companies 2007 Annual Report

Wanger U.S. Smaller Companies

Statement of Investments December 31, 2007

Number of Shares		Value
	Finance Companies – 1.9%
1,142,400	AmeriCredit (a) Auto Lending	$14,611,296
270,000	McGrath Rentcorp Temporary Space & IT Rentals	6,952,500
144,800	World Acceptance (a) Personal Loans	3,906,704
175,000	H & E Equipment Services (a) Heavy Equipment Leasing	3,304,000
140,000	Aaron Rents Rent-to-own	2,693,600
66,897	Electro Rent Test & Measurement Rentals	993,420
		32,461,520
	Brokerage & Money Management – 1.3%
642,000	SEI Investments Mutual Fund Administration & Investment Management	20,653,140
110,919	Thomas Weisel Partners Group (a) Boutique Bay Area Investment Bank	1,522,918
		22,176,058
	Savings & Loans – 0.5%
448,000	People's United Connecticut Savings & Loan	7,974,400
20,100	Anchor Bancorp Wisconsin Wisconsin Thrift	472,752
		8,447,152
	Total Finance	176,432,393
	Health Care – 10.4%
	Biotechnology & Drug Delivery – 4.8%
700,000	BioMarin (a) Biotech Focused on Orphan Diseases	24,780,000
955,000	PDL BioPharma (a) Proprietary Monoclonal Antibodies	16,731,600
501,400	Seattle Genetics (a) Antibody-based Therapies for Cancer	5,715,960
100,000	Myriad Genetics (a) Drugs/Diagnostics Hybrid	4,642,000
545,000	Array Biopharma (a) Drugs for Cancer & Inflammatory Diseases	4,588,900

Number of Shares		Value
1,215,000	Decode Genetics (a) Drugs for Heart Attack, Asthma & Vascular Disease	$4,471,200
535,000	Nektar Therapeutics (a) Drug Delivery Technologies	3,589,850
320,000	Medarex (a) Humanized Antibodies	3,334,400
401,000	Arena Pharmaceuticals (a) Novel Drug Targeting Technology	3,139,830
40,000	Alexion Pharmaceuticals (a) Biotech Focused on Orphan Diseases	3,001,200
2,824,725	Medicure (a)	2,824,725
738,060	Medicure – Warrants (a) (c) Cardiovascular Biotech Company	295,224
400,000	Neurogen (a) Development-stage Biotech Focused on Neurology	1,380,000
220,000	Pharmacopeia (a) Biotech Company with Broad Early-stage Pipeline	1,049,400
500,000	IsoRay (a)	990,000
100,000	IsoRay – Warrants (a) (c) Radiology Cancer Company	5,000
273,500	Nuvelo (a) Development-stage Biotech Focused on Cardiovascular/Cancer	500,505
57,630	La Jolla Pharmaceutical (a) Lupus Treatment	225,909
25,000	Locus Pharmaceuticals, Series A-1, Pfd. (a) (c)	65,000
12,886	Locus Pharmaceuticals, Series B-1, Pfd. (a) (c) High Throughput Rational Drug Design	33,504
		81,364,207
	Medical Equipment & Devices – 1.7%
155,300	Orthofix International (a) Bone Fixation & Stimulation Devices	9,002,741
105,000	Vital Signs Anesthesia, Respiratory & Sleep Products	5,367,600
85,000	Illumina (a) Leading Tools & Service Provider for Genetic Analysis	5,037,100

See accompanying notes to financial statements.

Wanger U.S. Smaller Companies 2007 Annual Report

Wanger U.S. Smaller Companies

Statement of Investments December 31, 2007

Number of Shares		Value
	Medical Equipment & Devices – 1.7% (cont)
106,400	Edwards Lifesciences (a) Heart Valves	$4,893,336
137,227	Advanced Medical Optics (a) Medical Devices for Eye Care	3,366,179
		27,666,956
	Pharmaceuticals – 1.5%
145,000	Cephalon (a) Specialty Pharmaceuticals for Pain, Central Nervous System & Oncology	10,405,200
1,140,000	QLT (a) Specialty Pharmaceuticals for Ophthalmology & Dermatology	5,038,800
180,000	Medicis Pharmaceutical Specialty Pharmaceuticals for Dermatology	4,674,600
300,000	Collagenex Pharmaceuticals (a) Specialty Pharmaceuticals for Dermatology	2,865,000
505,000	Barrier Therapeutics (a) Specialty Pharmaceuticals for Dermatology	1,989,700
		24,973,300
	Health Care Services – 1.3%
400,000	Lincare Holdings (a) Home Health Care Services	14,064,000
435,000	PSS World Medical (a) Medical Supplies	8,512,950
		22,576,950
	Medical Supplies – 1.1%
235,700	ICU Medical (a) Intravenous Therapy Products	8,487,557
280,000	QIAGEN (Netherlands) (a) Life Science Company; DNA/RNA Purification	5,894,000
70,700	Techne (a) Cytokines, Antibodies & other Reagents for Life Science	4,669,735
		19,051,292
	Total Health Care	175,632,705

Number of Shares or Principal Amount		Value
	Other Industries – 2.4%
	Real Estate – 1.1%
440,000	DiamondRock Hospitality Hotel Owner	$6,591,200
100,000	Digital Realty Trust Technology-focused Office Buildings	3,837,000
77,500	Gaylord Entertainment (a) Convention Hotels	3,136,425
90,000	American Campus Communities Student Housing	2,416,500
150,000	Kite Realty Group Community Shopping Centers	2,290,500
		18,271,625
	Transportation – 0.9%
580,800	Heartland Express Regional Trucker	8,235,744
160,000	JB Hunt Transport Services Truck & Intermodal Carrier	4,408,000
177,397	Rush Enterprises (a) Truck Distribution	3,225,077
		15,868,821
	Regulated Utilities – 0.4%
185,000	Northeast Utilities Regulated Electric Utility	5,792,350
	Total Other Industries	39,932,796
Total Common Stocks (Cost: $1,223,928,123) – 97.9%		1,652,728,173
Short-Term Obligations – 2.4%
$8,700,000	IBM (d) 4.23% due 01/03/08	8,697,956
8,600,000	Toyota Motor Credit 4.18% due 01/02/08	8,599,001
22,946,000	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/31/07, due 01/02/08 at 3.00%, collateralized by a U.S. Government Agency Obligation, maturing 02/06/17, market value $23,411,000 (repurchase proceeds $22,949,824)	22,946,000
Total Short-Term Obligations (Cost: $40,242,957)		40,242,957

See accompanying notes to financial statements.

Wanger U.S. Smaller Companies 2007 Annual Report

Wanger U.S. Smaller Companies

Statement of Investments December 31, 2007

Value
Total Investments (Cost: $1,264,171,080 – 100.3% (e)	$1,692,971,130
Cash and Other Assets Less Liabilities – (0.3)%	(4,930,977)
Total Net Assets – 100.0%	1,688,040,153

Notes to Statement of Investments:

(a)  Non-income producing security.

(b)  An affiliate may include any company in which the Fund owns five percent or more of its outstanding voting shares. Transactions in affiliated companies during the twelve months ended December 31, 2007, are as follows:

Affiliates	Balance of Shares Held 12/31/2006	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 12/31/2007	Value	Dividend
RCM Technologies	753,000	—	—	753,000	$4,427,640	—

The aggregate cost and value of this company at December 31, 2007, was $5,474,962 and $4,427,640 respectively. Investments in affiliate companies represent 0.26% of total net assets at December 31, 2007.

(c)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued in good faith by the Board of Trustees. At December 31, 2007, these securities amounted to $398,728 which represents 0.02% of total net assets.

Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Locus Pharmaceuticals, Series A-1, Pfd.	9/5/01	25,000	$1,000,000	$65,000
Locus Pharmaceuticals, Series B-1, Pfd.	2/8/07	12,866	37,369	33,504
IsoRay – Warrants	3/21/07	100,000	0	5,000
Medicure – Warrants	12/22/06	738,060	0	295,224
			$1,037,369	$398,728

(d)  Security exempt from registration under Section 4(2) of the Securities Act of 1933. This security may only be resold in exempt transactions to qualified buyers. Private resales of these securities to qualified institutional buyers are also exempt from registration pursuant to Rule 144A under the Securities Act of 1933. At December 31, 2007, this security amounted to $8,697,956, which represents 0.52% of net assets.

(e)  At December 31, 2007, for federal income tax purposes cost of investments was $1,264,483,228 and net unrealized appreciation was $428,487,902 consisting of gross unrealized appreciation of $583,313,578 and gross unrealized depreciation of $154,825,676.

At December 31, 2007, the Fund held investments in the following sectors:

Sector	% of Net Assets
Information	30.6
Consumer Goods & Services	18.3
Industrial Goods & Services	13.6
Energy & Minerals	12.2
Finance	10.4
Health Care	10.4
Other Industries	2.4
Short-Term Obligations	2.4
Cash and Other Assets less Liabilities	(0.3)
100.0

See accompanying notes to financial statements.

Wanger U.S. Smaller Companies 2007 Annual Report

Statement of Assets and Liabilities
December 31, 2007

Assets:
Unaffiliated investments, at cost	$1,258,696,118
Affiliated investments, at cost (See Note 4)	5,474,962
Unaffiliated investments, at value	$1,688,543,490
Affiliated investments, at value (See Note 4)	4,427,640
Cash	991
Receivable for:
Investments sold	14,365,355
Fund shares sold	333,472
Interest	1,912
Dividends	472,946
Trustees' deferred compensation plan	41,333
Total Assets	1,708,187,139
Liabilities:
Payable for:
Investments purchased	3,603,952
Fund shares repurchased	14,987,132
Investment advisory fee	1,240,713
Administration fee	72,967
Transfer agent fee	54
Trustees' fees	99
Custody fee	7,032
Chief compliance officer expenses	2,088
Trustees' deferred compensation plan	41,333
Other liabilities	191,616
Total Liabilities	20,146,986
Net Assets	$1,688,040,153
Composition of Net Assets:
Paid-in capital	$1,089,364,855
Overdistributed net investment income	(41,332)
Accumulated net realized gain	169,916,580
Net unrealized appreciation on investments	428,800,050
Net Assets	$1,688,040,153
Fund Shares Outstanding	46,553,626
Net asset value, offering price and redemption price per share	$36.26

Statement of Operations
For the Year Ended December 31, 2007

Investment Income:
Dividends (net of foreign taxes withheld of $190)	$11,081,758
Interest income	2,224,016
Total Investment Income	13,305,774
Expenses:
Investment advisory fee	14,860,608
Administration fee	363,402
Transfer agent fee	599
Trustees' fees	81,256
Custody fee	55,826
Reports to shareholders	542,759
Legal fees	114,921
Chief compliance officer expenses (See Note 4)	45,549
Other expenses (See Note 5)	54,503
Total Expenses	16,119,423
Custody earnings credit	(10,044)
Net Expenses	16,109,379
Net Investment Loss	(2,803,605)
Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on:
Investments	170,386,161
Net realized gain	170,386,161
Net change in unrealized depreciation on:
Unaffiliated investments	(89,744,788)
Affiliated investments (See Note 4)	(82,830)
Net unrealized loss due to a trading error	(5,260)
Reimbursement of trading loss by investment adviser	5,260
Net change in unrealized depreciation on investments	(89,827,618)
Net Gain	80,558,543
Net Increase in Net Assets from Operations	$77,754,938

See accompanying notes to financial statements.

Wanger U.S. Smaller Companies 2007 Annual Report

Statement of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2007	2006
From Operations:
Net investment loss	$(2,803,605)	$(1,119,633)
Net realized gain on investments	170,386,161	86,495,092
Net change in unrealized appreciation (depreciation) on investments	(89,827,618)	27,720,176
Net Increase in Net Assets from Operations	77,754,938	113,095,635
Distributions to Shareholders:
From net investment income	—	(3,589,922)
From net realized gains	(85,256,052)	(50,639,120)
Total Distributions to Shareholders	(85,256,052)	(54,229,042)
Share Transactions:
Subscriptions	217,123,775	193,269,036
Distributions reinvested	85,256,052	54,229,042
Redemptions	(215,178,752)	(191,719,601)
Net Increase from Share Transactions	87,201,075	55,778,477
Total Increase in Net Assets	79,699,961	114,645,070
Net Assets:
Beginning of period	1,608,340,192	1,493,695,122
End of period	1,688,040,153	1,608,340,192
Overdistributed net investment income at end of period	(41,332)	(9,413)

See accompanying notes to financial statements.

Wanger U.S. Smaller Companies 2007 Annual Report

Financial Highlights

	Year Ended December 31,
Selected data for a share outstanding throughout each period	2007		2006		2005		2004	2003
Net Asset Value, Beginning of Period	$36.36		$34.90		$31.37		$26.51	$18.51
Income from Investment Operations:
Net investment income (loss) (a)	(0.05	)(b)	(0.02)		0.09		(0.14)	(0.11)
Net realized and unrealized gain on investments	1.91		2.71		3.44		5.00	8.11
Total from Investment Operations	1.86		2.69		3.53		4.86	8.00
Less Distributions to Shareholders:
From net investment income	—		(0.08)		—		—	—
From net realized capital gains	(1.96)		(1.15)		—		—	—
Total Distributions to Shareholders	(1.96)		(1.23)		—		—	—
Net Asset Value, End of Period	$36.26		$36.36		$34.90		$31.37	$26.51
Total Return (c)	5.39%		7.87%		11.25	%(d)	18.33%	43.22%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (e)	0.95%		0.95%		0.95%		1.00%	0.99%
Interest expense	—		0.00	%(f)	—		—	—
Net expenses (e)	0.95%		0.95%		0.95%		1.00%	0.99%
Net investment income (loss) (e)	(0.15)%		(0.07)%		0.29%		(0.49)%	(0.48)%
Waiver	—		—		0.00	%(f)	—	—
Portfolio turnover rate	27%		19%		11%		15%	10%
Net assets, end of period (000's)	$1,688,040		$1,608,340		$1,493,695		$1,153,553	$822,658

(a)  Net investment income (loss) per share was based upon the average shares outstanding during the period.

(b)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.08 per share.

(c)  Total return at net asset value assuming all distributions are reinvested.

(d)  Had the investment adviser not waived a portion of expenses, total return would have been reduced.

(e)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

See accompanying notes to financial statements.

Wanger U.S. Smaller Companies 2007 Annual Report

Notes to Financial Statements

1.  Nature of Operations

Wanger U.S. Smaller Companies (the "Fund"), is a series of Wanger Advisors Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The investment objective of the Fund is to seek long-term growth of capital. The Fund is available only for allocation to certain life insurance company separate accounts established for the purpose of funding qualified and non-qualified variable annuity contracts and variable life insurance policies and may also be offered directly to certain types of pension plans and retirement arrangements.

2.  Significant Accounting Policies

Security valuation

Securities of the Fund are valued at market value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at a fair value determined in accordance with procedures established by the Board of Trustees. A security traded on a securities exchange or in an over-the-counter market in which transaction prices are reported is valued at the last sales price at the time of valuation. A security traded principally on NASDAQ is valued at the NASDAQ official closing price. A security for which there is no reported sale on the valuation date is valued at the latest bid quotation. A short term debt obligation having a maturity of 60 days or less from the valuation date is valued at amortized cost, which approximates fair value. A security for which a market quotation is not readily available and any other assets are valued in accordance with procedures established by the Board of Trustees. The Trust has retained an independent statistical fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time as of which the securities are to be valued. If a security is valued at fair value, that value may be different from the last quoted market price for the security.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is evaluating the impact the application of SFAS 157 will have on the Fund's financial statement disclosures.

Repurchase agreements

The Fund may engage in repurchase agreement transactions. The Fund, through its custodians, receives delivery of underlying securities collateralizing each repurchase agreement. The Fund's custodian determines that the value of the underlying securities is at all times at least equal to the resale price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Foreign currency translations

Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

Security transactions and investment income

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on the accrual basis and includes amortization of discounts on debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are recorded on an identified cost basis.

Awards, if any, from class action litigation related to securities owned may be recorded as a reduction of cost of those securities. If the applicable securities are no longer owned, the proceeds are recorded as realized gains.

The Fund estimates the tax character of distributions from real estate investment trusts ("REITS"). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. If the applicable securities are no longer owned, any distributions received in excess of income are recorded as realized gains.

Restricted securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees. The Fund will not incur any registration costs upon such resale.

Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

Fund share valuation

Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange ("the Exchange") on each day the Exchange is open for trading by dividing the total value of the Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding.

Custody fees/Credits

Custody fees are reduced based on the Fund's cash balances maintained with the custodian. The amount is disclosed as a reduction of total expenses in the Statement of Operations.

Federal income taxes

The Fund has complied with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distributes all its taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Foreign capital gains taxes

Realized gains on certain countries may be subject to foreign taxes at the fund level, at rates ranging from 10%-15%. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

Distributions to shareholders

Distributions to shareholders are recorded on the ex-date.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnities.

Wanger U.S. Smaller Companies 2007 Annual Report

Notes to Financial Statements, continued

The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also under the Trust's organizational documents, the Trustees and Officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

3.  Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2007, permanent book and tax basis differences resulting primarily from differing treatments for net operating losses were identified and reclassified among the components of the Fund's net assets as follows:

Overdistributed Net Investment Income	Accumulated Net Realized Gain/(Loss)	Paid-In Capital
$2,771,686	$(91,561)	$(2,680,125)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2007 and December 31, 2006 were as follows:

	December 31, 2007	December 31, 2006
Distributions paid from:
Ordinary Income*	$1,760,549	$3,784,450
Long-Term Capital Gains	83,495,503	50,444,592

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of December 31, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Net Unrealized Appreciation*
$—	$170,228,727	$428,487,902

* The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to non-deductible deferred trustees fees and deferral of losses from wash sales.

The Funds adopted Financial Accounting Standards Board ("FASB") Interpretation No. 48, Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109 ("FIN 48") effective June 29, 2007. FIN 48 requires management to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. FIN 48 must be applied to all existing tax positions upon initial adoption and the cumulative effect, if any, is to be reported as an adjustment to net assets. Management has evaluated the known implications of FIN 48 on its computation of net assets for the Fund. As a result of this evaluation, management believes that FIN 48 does not have any effect on the Fund's financial statements. However, management's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

4.  Transactions With Affiliates

Columbia Wanger Asset Management, L.P., ("CWAM") is a wholly owned subsidiary of Columbia Management Group, LLC, which in turn is an indirect wholly owned subsidiary of Bank of America Corporation ("BOA"). CWAM furnishes continuing investment supervision to the Fund and is responsible for the overall management of the Fund's business affairs.

Effective August 1, 2007, under the Fund's investment advisory agreement, fees are accrued daily based on the Fund's average daily net assets and paid monthly to CWAM at the annual rates shown in the table below:

Average Daily Net Assets	Annual Fee Rate
Up to $100 million	0.94%
$100 million to $250 million	0.89%
$250 million to $2 billion	0.84%
$2 billion and over	0.80%

Prior to August 1, 2007, as provided under the Fund's investment advisory agreement, fees were accrued daily based on the Fund's average daily net assets and paid monthly to CWAM at the annual rates shown in the table below:

Average Daily Net Assets	Annual Fee Rate
Up to $100 million	0.99%
$100 million to $250 million	0.94%
$250 million and over	0.89%

For the year ended December 31, 2007, the Fund's effective investment advisory fee rate was 0.88%.

CWAM provides administrative services and receives an administration fee from the Fund. Prior to August 1, 2007, administrative services were covered under the Fund's investment advisory agreement in place between the Fund and CWAM. Effective August 1, 2007, under the Fund's new administration agreement, which provides the same types of administrative services that were provided under the Fund's investment advisory agreement, fees are accrued daily and paid monthly to CWAM at the annual rate of 0.05%. Accordingly, the investment advisory fees were decreased by 0.05% across all asset levels effective August 1, 2007 as well.

For the year ended December 31, 2007, the Fund's effective administration fee rate was 0.02%.

Certain officers and trustees of the Trust are also officers of CWAM. The Trust makes no direct payments to its officers and trustees who are affiliated with CWAM.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund will pay its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. These expenses are disclosed separately as "Chief compliance officer expenses" in the Statement of Operations.

The Trust offers a deferred compensation plan for its independent trustees. Under that plan, a trustee may elect to defer all or a portion of his or her compensation. Amounts deferred are retained by the Trust and represent an unfunded obligation of the Trust. The value of amounts deferred is determined by reference to the change in value of Class Z shares of one or more series of the Columbia Acorn Trust or a money market fund as specified by the trustee. Benefits under the deferred compensation plan are payable when the trustee ceases to be a member of the Board of Trustees.

Wanger U.S. Smaller Companies 2007 Annual Report

Notes to Financial Statements, continued

Columbia Management Distributors, Inc. (the "Distributor"), a wholly owned subsidiary of BOA, serves as the principal underwriter of the Trust and receives no compensation for its services.

Columbia Management Services, Inc. (the "Transfer Agent"), a wholly owned subsidiary of BOA, provides shareholder services to the Fund and has subcontracted with Boston Financial Data Services ("BFDS") to serve as subtransfer agent. For such services, the Transfer Agent receives a fee, paid monthly, at the annual rate of $21.00 per open account. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

An affiliate may include any company in which a fund owns five percent or more of its outstanding voting shares. On December 31, 2007, the Fund held five percent or more of the outstanding voting securities of one or more companies. Details of investments in those affiliated companies are presented on page 13.

During the year ended December 31, 2007, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the Investment Company Act of 1940 and were $114,800 and $528,000, respectively.

5.  Borrowing Arrangements

The Trust participates in a $150 million credit facility, which was entered into to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.08% per annum of the unutilized line of credit is accrued and apportioned among the participating funds based on their relative net assets. The commitment fee is included in "Other expenses" in the Statement of Operations. No amounts were borrowed by the Fund under this facility during the year ended December 31, 2007.

6.  Fund Share Transactions

Proceeds and payments on Fund shares as shown in the Statement of Changes in Net Assets are in respect of the following numbers of shares:

	Year ended December 31, 2007	Year ended December 31, 2006
Shares sold	5,698,486	5,444,074
Shares issued in reinvestment of dividend distributions	2,466,900	1,565,956
Less shares redeemed	(5,844,748)	(5,577,186)
Net increase in shares outstanding	2,320,638	1,432,844

7.  Investment Transactions

The aggregate cost of purchases and proceeds from sales other than short-term obligations for the year ended December 31, 2007 were $507,715,125 and $441,493,369, respectively.

8.  Other

During the year ended December 31, 2007, the Fund had a unrealized loss due to a trading error. The loss of $5,260 was reimbursed by CWAM.

9.  Legal Proceedings

CWAM, Columbia Acorn Trust (another mutual fund family advised by CWAM), and the trustees of Columbia Acorn Trust (collectively, the "Columbia defendants") are named as defendants in class and derivative complaints that have been consolidated in a Multi-District Action (the "MDL Action") in the federal district court of Maryland. These lawsuits contend that defendants permitted certain investors to market time their trades in certain Columbia Acorn Funds. The MDL Action is ongoing. However, all claims against Columbia Acorn Trust and the independent trustees of Columbia Acorn Trust have been dismissed.

Columbia Acorn Trust and CWAM are also defendants in a class action lawsuit that alleges, in summary, that Columbia Acorn Trust and CWAM exposed shareholders of Columbia Acorn International Fund to trading by market timers by allegedly: (a) failing to properly evaluate daily whether a significant event affecting the value of the fund's securities had occurred after foreign markets had closed but before the calculation of the fund's net asset value ("NAV"); (b) failing to implement the fund's portfolio valuation and share pricing policies and procedures; and (c) failing to know and implement applicable rules and regulations concerning the calculation of NAV (the "Fair Valuation Lawsuit"). The Seventh Circuit ruled that the plaintiffs' state law claims were preempted under federal law resulting in the dismissal of plaintiffs' complaint. Plaintiffs appealed the Seventh Circuit's ruling to the United States Supreme Court. The Supreme Court reversed the Seventh Circuit's ruling on jurisdictional grounds and the case was ultimately remanded to the state court.

On March 21, 2005, a class action complaint was filed against the Columbia Acorn Trust and CWAM seeking to rescind the CDSC assessed upon redemption of Class B shares of Columbia Acorn Funds due to the alleged market timing of the Columbia Acorn Funds (the "CDSC Lawsuit"). In addition to the rescission of sales charges, plaintiffs seek recovery of actual damages, attorneys' fees and costs. The case had been transferred to the MDL Action in the federal district court of Maryland.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL Action, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL Action described above, including the CDSC and Fair Valuation Lawsuits. The settlement is subject to court approval.

CWAM, the Columbia Acorn Funds and the Trustees of the Trust are also defendants in a consolidated lawsuit filed in the federal district court of Massachusetts alleging that CWAM used Fund assets to make undisclosed payments to brokers as an incentive for the brokers to market the Funds over other mutual funds to investors. The complaint alleges CWAM and the Trustees of Columbia Acorn Trust, along with certain affiliated entities and individuals, breached certain common law duties and federal laws.

On November 30, 2005, the judge dismissed all claims by plaintiffs and entered final judgment in favor of the defendants. The plaintiffs appealed to the United States Court of Appeals for the First Circuit on December 30, 2005. A stipulation and settlement agreement dated January 19, 2007 was filed in the First Circuit on February 14, 2007, with a joint stipulation of dismissal and motion for remand to obtain district court approval of the settlement. That joint motion was granted and the appeal was dismissed. On March 6, 2007, the case was remanded to the federal district court. The settlement, approved by the federal district court on September 18, 2007, became effective October 19, 2007. Pursuant to the settlement, the funds' adviser and/or its affiliates made certain payments, including plaintiffs' attorneys' fees and costs of notice to class members.

The Trust and CWAM intend to defend these suits vigorously.

As a result of these matters, or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of Columbia Acorn fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Columbia Acorn funds. However, based on currently available information, the Columbia Acorn Trust believes that the likelihood that these lawsuits will have a material adverse impact on any fund is remote, and CWAM believes that the lawsuits are not likely to materially affect its ability to provide investment management services to the funds.

Wanger U.S. Smaller Companies 2007 Annual Report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Wanger U.S. Smaller Companies,

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Wanger U.S. Smaller Companies (a series of the Wanger Advisors Trust, hereinafter referred to as the "Fund") at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for the period ended December 31, 2003 were audited by other independent auditors whose report dated February 6, 2004 expressed an unqualified opinion on those financial statements.

PricewaterhouseCoopers LLP
Chicago, Illinois
February 20, 2008

Wanger U.S. Smaller Companies 2007 Annual Report

Federal Income Tax Information (Unaudited)

For the fiscal year ended December 31, 2007, the Fund designated long-term capital gains of $170,294,598, and 100.00% of the ordinary income distributed by the Fund, for the year ended December 31, 2007, qualifies for the corporate dividends received deduction.

Wanger U.S. Smaller Companies 2007 Annual Report

[Excerpt from:]

Wanger Advisors Trust

Management Fee Evaluation of the Senior Officer

Prepared Pursuant to the New York Attorney General's
Assurance of Discontinuance

June 2007

Wanger U.S. Smaller Companies 2007 Annual Report

Introduction

The New York Attorney General's Assurance of Discontinuance ("Order") entered into by Columbia Management Advisors, Inc. ("CMAI") and Columbia Management Distributors, Inc., ("CMDI" and collectively with "CMAI," "CMG") in February 2005, allows CMAI to manage or advise a mutual fund only if the trustees of the fund appoint a "Senior Officer" to perform specified duties and responsibilities. One of these responsibilities includes "managing the process by which proposed management fees (including but not limited to, advisory fees) to be charged the [Funds] are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance."

This is the first year that the Columbia Acorn Trust and Wanger Advisors Trust (collectively, the "Trusts") and each series thereof (the "Acorn Funds," "WAT Funds" or collectively, the "Funds") have been overseen by the same Board of Trustees ("Board"). The Order provides that this Board must determine the reasonableness of proposed "management fees" by using either an annual competitive bidding process supervised by the Senior Officer or Independent Fee Consultant, or by obtaining "an annual independent written evaluation prepared by or under the direction of the Senior Officer or the Independent Fee Consultant."

"Management fees" are only part of the costs and expenses paid by mutual fund shareholders. The expenses can vary depending upon the class of shares held but usually include: (1) investment management or advisory fees to compensate analysts and portfolio managers for stock research and portfolio management, as well as the cost of operating a trading desk; (2) administrative expenses incurred to prepare registration statements and tax returns, calculate the Funds' net asset values, maintain effective compliance procedures and perform recordkeeping services; (3) transfer agency costs for establishing accounts, accepting and disbursing funds, as well as overseeing trading in Fund shares; (4) custodial expenses incurred to hold the securities purchased by the Funds; and (5) distribution expenses, including commissions paid to brokers that sell the Fund shares to investors.

Columbia Wanger Asset Management, L.P. ("CWAM"), the adviser to the Funds, has proposed that with respect to the Acorn Funds, the Columbia Acorn Trust continue the existing separate agreements governing the first two categories listed above: an advisory agreement governing portfolio management, and an administration agreement governing certain administration and clerical services. Together the fees paid under these two agreements are referred to as "management fees." CWAM proposes that the WAT Funds continue the existing single agreement governing both investment advisory and administrative services. A single management fee would cover both services. Other fund expenses are governed by separate agreements, in particular agreements with two CWAM affiliates: CMDI, the broker-dealer that underwrites and distributes the Funds' shares, and Columbia Management Services, Inc. ("CMSI"), the Funds' transfer agent. In conformity with the terms of the Order, this evaluation, therefore, addresses only the advisory and administrative contracts, and does not extend to the other agreements.

According to the Order, the Senior Officer's evaluation must consider at least the following:

(1)  Management fees (including components thereof) charged to institutional and other clients of CWAM for like services;

(2)  Management fees (including any components thereof) charged by other mutual fund companies for like services;

(3)  Costs to CWAM and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit;

(4)  Profit margins of CWAM and its affiliates from supplying such services;

(5)  Possible economies of scale as the Funds grow larger; and

(6)  The nature and quality of CWAM's services, including the performance of each Fund.

In 2004, the Boards of the two Trusts, then separate groups, each appointed me Senior Officer under the Order. They also determined not to pursue a competitive bidding process and instead, charged me with the responsibility of evaluating the Funds' proposed advisory and administrative fee contracts with CWAM in conformity with the requirements of the Order. This Report is an annual evaluation required under the Order. In discharging their responsibilities, the independent Trustees have also consulted independent, outside counsel.

2007 Evaluation

This is the third annual evaluation prepared in connection with the Order. This evaluation follows the same structure as the earlier studies. Some areas are given more emphasis here, while others are given less. Still, the fundamental information gathered for this evaluation is largely the same as past years.

Process and Independence

The objectives of the Order are to insure the independent evaluation of the advisory fees paid by the Funds as well as to insure that all relevant factors are considered. In my view, this contract renewal process has been conducted at arms-length and with independence in gathering, considering and evaluating all relevant data. At the outset of the process, the Trustees sought and obtained from CWAM and CMG a comprehensive compilation of data regarding Fund performance and expenses, adviser profitability, and other information. The Board evaluated this information thoroughly and also explored CWAM's potential capacity restraints. Performance and expense data was obtained from both Morningstar and Lipper, the leading consultants in this area. The rankings prepared by Morningstar and Lipper were independent and not influenced by the adviser. CWAM itself identified what it considers competing funds, and the Trustees considered that data as well.

In the course of its work, the Contract Committee gave careful consideration to the conclusions and recommendations contained in last year's evaluation. The Contract Committee gave particular emphasis to the issue of whether economies of scale were appropriately reflected in the Funds' fee schedules. Last year, the

Wanger U.S. Smaller Companies 2007 Annual Report

Board sought and CWAM agreed to additional breakpoints for two Funds, Acorn USA and Acorn Select. These breakpoints are above current asset levels, but clearly operate to share economies of scale with Fund shareholders. This year, at the Board's request, CWAM has proposed additional breakpoints for the WAT Funds, and Acorn International Select. This proposal is under consideration by the Board.

My evaluation of the advisory contract was shaped, as it was last year, by my experience as Chief Compliance Officer of the Trusts ("CCO"). As CCO, I report solely to the Board and have no reporting obligation to or employment relationship with CMG or its affiliates, except for administrative purposes. I have commented on compliance matters in evaluating the quality of service provided by CWAM.

This Report, its supporting materials and the data contained in other materials submitted to the Contract Committee of the Board, in my view, provide a thorough factual basis upon which the Board, in consultation with independent counsel as it deems appropriate, may conduct management fee negotiations that are in the best interests of the Funds' shareholders.

The Fee Reductions Mandated under the Order

Under the terms of the Order, CMG agreed to secure certain management fee reductions for the mutual funds advised by its affiliate investment advisers. In some instances, breakpoints were also established. Although neither CWAM nor the Trusts was a party to the Order, CWAM offered and the Board accepted certain advisory fee reductions during 2005. By the terms of the Order, these fees may not be increased before November 30, 2009. I have used these advisory fee levels—as modified last year to add certain breakpoints for Acorn USA and Acorn Select—in this evaluation because they are the fees in the current agreements that CWAM proposes should be continued. Hence, these fee levels are the starting point of an evaluation.

Conclusions

My review of the data and other material above leads to the following conclusions with respect to the factors identified in the Order.

1.  Performance. The domestic Funds generally have achieved outstanding performance. The Acorn Fund, Acorn USA, Acorn Select, Wanger Select and Wanger US Smaller Companies all rank very favorably against their peers over the past five years. Although Acorn USA and Wanger US Smaller Companies had a difficult year in 2006, these returns are not characteristic of these funds, both of which have shown improved performance during the first quarter of 2007. The international Funds have relatively weaker long term records than the domestic funds, but recently have improved significantly and their one year rankings are excellent. Overall then, performance of the Funds is excellent.

2.  Management Fees relative to Peers. The management fee rankings for several of the Acorn Funds are generally more favorable to shareholders than those of their peer group funds. Management fees do, however, vary by Fund. Acorn Fund is the least expensive and the Acorn USA the most expensive. Acorn Fund is very competitive, while Acorn USA and Acorn Select were ranked by both Lipper and Morningstar at or below the median, and therefore impose higher fees than do the majority of their competitors. The WAT Funds also lag their competitors and impose higher fees than their peers.

3.  Administrative Fees. The Acorn Funds' administrative fee, which is uniform across all Funds, is at a level comparable to or less expensive than the fees imposed by their peers, provides for appropriate services to Funds, and affords breakpoints that lower the fee as assets increase. The WAT Funds pay a single fee for advisory and administrative services and hence do not benefit from administrative fee breakpoints, nor is it possible to assess their administrative costs relative to competitors.

4.  Management Fees relative to Institutional and Other Mutual Fund Accounts. CWAM's focus is on its mutual funds. It does not actively seek to manage separate or institutional accounts. The few institutional accounts it does manage vary in rate structures. Some pay advisory fees commensurate with or higher than the Acorn and WAT Funds. In a few instances, however, institutional accounts pay lower advisory fees than do the Acorn Funds. One particular institutional account is significant in size and has been under CWAM's management for over 25 years.

5.  Costs to CWAM and its Affiliates. CWAM's direct costs do not appear excessive. Overhead and indirect costs allocated to CWAM by its parent organizations, however, are significant and increasing. CWAM's affiliates report operating losses and therefore do not appear to profit from CWAM's advisory agreement with the Funds.

6.  Profit Margins. CWAM's firm-wide, pre-marketing expense profit margins are at the top of the industry, though these comparisons are hampered by limited industry data. High profit margins are not unexpected for firms that manage large, successful funds and have provided outstanding investment performance for investors.

7.  Economies of Scale. Economies of scale do exist at CWAM and will expand as the assets of the Funds get larger. They are, however, only partially reflected in the management fee schedule for the Acorn Funds and not reflected at all in two of the four WAT Funds. Breakpoints above current asset levels have, however, been added to the more expensive funds, Acorn Select and Acorn USA. Nonetheless, if Fund assets continue to grow, under the Funds' current fee schedules, all Fund shareholders might not benefit in a manner generally commensurate with CWAM's increased profits. Management has proposed additional breakpoints for some of the Funds that, if implement, would result in greater sharing of economies of scale.

Wanger U.S. Smaller Companies 2007 Annual Report

8.  Nature and Quality of Services. This category includes a variety of considerations that are difficult to quantify, yet can have a significant bearing on the performance of the Acorn Funds. Several areas merit comment.

  a.  Capacity. The Funds have continued to grow, posing ever greater challenges in deploying assets effectively. While trends here merit continued monitoring, CWAM appears to be managing assets effectively.

  b.  Compliance. CWAM has a reasonably designed compliance program that protects shareholders.

  c.  Administrative Services. The Funds benefit from a variety of administrative services that are performed by CWAM and CMAI.

9.  Process. In my opinion, the process of negotiating an advisory contract for the Funds has been conducted thoroughly and at arms' length. Further, the Trustees have sufficient information to evaluate management's proposal, and negotiate contract terms that are in the best interests of fund shareholders.

Recommendations
(with respect to the Wanger Funds)

I believe the Trustees should:

1.  Continue to consider additional ways to restructure the advisory fee beyond the current breakpoint schedule to reflect more fully economies of scale.

2.  Consider unbundling of the advisory and administrative fees paid by the WAT Funds.

3.  Review the disparity in management fee levels between the Acorn International Fund and its related annuity-based fund, WAT International Small Cap Fund.

4.  Continue to monitor CWAM's capacity limitations to insure that the Funds' expanding assets do not impair investment performance.

Robert P. Scales
Senior Vice President,
Chief Legal Officer
and General Counsel
June 18, 2007

Wanger U.S. Smaller Companies 2007 Annual Report

Board Approval of the Existing Advisory Agreement

Wanger Advisors Trust (the "Trust") has an investment advisory agreement (the "Advisory Agreement") with Columbia Wanger Asset Management, L.P. ("CWAM") under which CWAM manages the Wanger Advisors Funds (the "Funds"). The trustees of the Trust, more than seventy five percent of whom have never been affiliated with CWAM ("Independent Trustees"), oversee the management of each Fund and, as required by law, determine at least annually whether to continue the Advisory Agreement for each Fund.

The Contract Committee of the board of trustees (the "Committee"), which is comprised of six Independent Trustees, makes recommendations to the board regarding any proposed continuation of the Advisory Agreement. After the Committee has made its recommendation, the full board determines whether to approve the continuation of the Advisory Agreement. In addition, the board considers matters bearing on the Advisory Agreement at most of its other meetings throughout the year and meets at least quarterly with the portfolio managers employed by CWAM.

In connection with their most recent consideration of the Advisory Agreement for each Fund, the Committee and all trustees received and reviewed a substantial amount of information provided by CWAM in response to requests of the Independent Trustees and their counsel. Throughout their consideration of the Advisory Agreement, the Independent Trustees were advised by their independent legal counsel. At each of the meetings at which the Committee or the Independent Trustees considered the Advisory Agreement, they met with management and also met separately in executive session with their counsel.

The materials reviewed by the Committee and the trustees included, among other items, (i) information on the investment performance of each Fund and the performance of peer groups of funds and of the Fund's performance benchmarks, (ii) information on each Fund's advisory fees and other expenses, including information comparing the Fund's fees and expenses to those of peer groups of funds and information about any applicable expense limitations and fee "breakpoints," (iii) data on sales and redemptions of Fund shares and (iv) information on the profitability to CWAM and its affiliates of their relationships with the Funds and potential "fall-out" or ancillary benefits that CWAM and its affiliates may receive as a result of their relationships with the Funds. They also considered other information such as (i) CWAM's financial results and financial condition, (ii) each Fund's investment objective and strategies; (iii) the size, education and experience of CWAM's investment staff and its use of technology, external research and trading cost measurement tools, (iv) the allocation of the Funds' brokerage, if any, including allocations to brokers affiliated with CWAM, and the use of "soft" commission dollars to pay for research products and services, (v) the resources devoted to, and the record of compliance with, the Funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies and (vi) the economic outlook generally and for the mutual fund industry in particular. In addition, the trustees conferred with, and reviewed the Management Fee Evaluation (the "Fee Evaluation") prepared by, the Trust's chief compliance officer, who also serves as the Trust's "Senior Officer" as contemplated by the Assurance of Discontinuance dated February 9, 2005 among affiliates of CWAM and the Office of the New York Attorney General. [A summary of the Fee Evaluation is included in this report.] Throughout the process, the trustees had the opportunity to ask questions of and request additional materials from CWAM.

On July 17, 2007, the board of trustees unanimously approved (a) a new administration agreement between the Trust and CWAM, pursuant to which CWAM, for a fee at the annual rate of 0.05% of average daily net assets of the Trust, provides to the Trust the types of administrative services that were currently being provided to the Trust under the Advisory Agreement and(b) the continuation of the Advisory Agreement through July 31, 2008, with amendments to the fee schedule to provide (i) a corresponding 0.05% reduction in the annual rate of fee as a result of entering into the administration agreement and (ii) additional breakpoints, as described below. The approval followed Committee meetings held in February, May, June and July 2007.

In considering the continuation of the Advisory Agreement (and entering into the new administration agreement), the trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the trustees' determination to approve the continuation of the Advisory Agreement (and entering into the new administration agreement) are discussed separately below.

Nature, quality and extent of services. The trustees reviewed the nature, quality and extent of the services of CWAM and its affiliates to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge the trustees gained from their regular meetings with management on at least a quarterly basis. In addition, the trustees reviewed the available resources and key personnel of CWAM and its affiliates, especially those who provide investment management services to the Funds. The trustees also considered other services provided to the Funds by CWAM and its affiliates, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Funds' administrator, monitoring adherence to the Funds' investment restrictions, producing shareholder reports, providing support services for the board and board committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations. With respect to the provision of administrative services, the trustees believed it was more appropriate for those same services to be provided to the Trust pursuant to a separate administration agreement.

The trustees concluded that: the nature, quality and extent of the services provided by CWAM and its affiliates to each Fund were appropriate and consistent with the terms of the Advisory Agreement; that the quality of those services had been consistent with or superior to quality norms in the industry; and that the Funds were likely to benefit from the continued provision of those services. They also concluded that each of CWAM and its affiliates currently had sufficient personnel, with appropriate education and experience, to serve the Funds effectively and had demonstrated their continuing ability to attract and retain well qualified personnel.

Performance of the Funds. At various meetings of the board, of the Committee and of the board's investment performance analysis committee, the trustees considered the short-term and longer-term performance of each Fund. They reviewed information comparing each Fund's performance with the performance of the Fund's benchmark and with the performance of comparable funds and peer groups as identified by Lipper Inc. ("Lipper") and Morningstar Associates, LLC ("Morningstar"). They noted that, among the domestic Funds, Wanger Select had outperformed its respective benchmark and Lipper and Morningstar peers for the relevant periods. Wanger U.S. Smaller Companies suffered weak performance compared to its benchmark in 2006 and ranked toward the bottom of its peer group for that period. Notwithstanding that performance, that Fund's performance approximated, or was ahead of, its benchmark for the most recent three, five and ten year periods. The trustees also discussed the performance of the international Funds, noting that both of the international Funds had shown improvement over recent years. During the contract renewal process, the trustees concluded that, although past performance is not necessarily indicative of future results, the Funds' strong overall performance record was an important factor in their evaluation of the quality of services provided by CWAM under the Advisory Agreement.

Costs of Services and Profits Realized by CWAM. At various Committee meetings and other informal meetings, the trustees examined detailed information on fees and expenses of each Fund in comparison to information

Wanger U.S. Smaller Companies 2007 Annual Report

Board Approval of the Existing Advisory Agreement

for other comparable funds provided by Lipper and Morningstar. As noted in the Fee Evaluation, the contractual rates of investment advisory fees and the actual advisory fees for some of the Funds were higher than the median advisory fees of their respective peer groups (particularly with respect to Wanger U.S. Smaller Companies and Wanger Select). The trustees also considered the management fees of the Wanger Advisors Funds relative to those of the Columbia Acorn Trust funds, a group of funds with similar investment strategies overseen by the same trustees and also managed by CWAM. In addition, the Committee and the Board had extensive discussions about the appropriateness of the 0.05% fee for administrative services.

The Board and CWAM approved amendments to the Advisory Agreement to (a) provide a 0.05% reduction in the fee schedule for each Fund in response to entering into the new administration agreement and (b) to establish additional breakpoints for (i) Wanger U.S. Smaller Companies at 0.80% on net asset levels over $2 billion, (ii) Wanger Select at 0.78% on net asset levels over $500 million, (iii) Wanger International Select at 0.89% on nets asset levels over $500 million and (iv) Wanger International Small Cap at 0.72% on net asset levels over $1 billion.

The trustees reviewed the Fee Evaluation's analysis of the profitability of CWAM in serving as each Fund's investment adviser and of CWAM and its affiliates in all of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses among the Funds and other business units. The trustees took into account the methodology used by CWAM in determining compensation payable to portfolio managers and the competitive environment for investment management talent. The trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and the profitability of any manager is affected by numerous factors, including the organizational structure of the particular manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the manager's capital structure and cost of capital.

The trustees also reviewed CWAM's advisory fees for other investment companies, sub-advised funds and other institutional separate accounts, as detailed in the Fee Evaluation. In most instances its institutional separate account fees for various investment strategies were higher than the advisory fees charged to the Funds with corresponding strategies, although for a few accounts, the fees were lower. The trustees noted that CWAM performs significant additional services for the Funds that it does not provide to sub-advised funds or non-mutual fund clients, including administrative services, oversight of the Funds' other service providers, trustee support, regulatory compliance and numerous other services, and that, in servicing the Funds, CWAM assumes many legal risks that it does not assume in servicing many of its other clients. Finally, the trustees considered the financial condition of CWAM as part of the contract renewal process.

The trustees concluded that the rates of advisory fees (as amended) and other compensation payable by the Funds to CWAM and its affiliates were reasonable in relation to the nature and quality of the services to be provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees CWAM charges to other clients. The trustees also concluded that the Funds' estimated overall expense ratios were reasonable, taking into account quality of services provided by CWAM and its affiliates and the investment performance of the Funds.

Economies of Scale. The trustees considered information about the potential for CWAM to realize economies of scale as a Fund's assets increase. They noted that the fee schedule for each Fund includes reductions in the rate of fees at various asset levels, including each Fund's newly established breakpoint. The trustees also noted that the Funds share directly in economies of scale through lower charges on third party service providers based on the combined scale of all of the Funds. Based on the information they reviewed, the trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between CWAM and the Funds of economies of scale.

Other Benefits to CWAM. The trustees also reviewed benefits that accrue to CWAM and its affiliates from their relationships with the Funds, as outlined in the Fee Evaluation. They recognized that two affiliates of CWAM separately serve the Funds as transfer agent and distributor, respectively, and that the transfer agent receives compensation from the Funds for services provided. The trustees noted that, other than the services provided by CWAM and its affiliates pursuant to various agreements and the fees to be paid by each Fund therefor, the Funds and CWAM may potentially benefit from their relationship with each other in other ways. The trustees considered CWAM's use of commissions paid by each Fund on its portfolio brokerage transactions to obtain research products and services benefiting the Fund and/or other clients of CWAM. The trustees determined that CWAM's use of the Funds' "soft" commission dollars to obtain research products and services was consistent with regulatory requirements and guidance then in effect. They also concluded that CWAM benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from CWAM's receipt of those products and services as well as research products and services acquired through commissions paid by other clients of CWAM. They further concluded that the success of any Fund could attract other business to CWAM or other Funds and that the success of CWAM could enhance its ability to serve the Funds.

After full consideration of the above factors as well as other factors that were instructive in evaluating the Advisory Agreement, the trustees, including the Independent Trustees, unanimously concluded that the continuation of the Advisory Agreement, as amended to revise the fee schedule for each Fund to reflect both the 0.05% fee reduction and the additional breakpoints, was in the best interest of each Fund. On July 17, 2007, the trustees continued the Advisory Agreement as so amended through July 31, 2008.

Wanger U.S. Smaller Companies Select 2007 Annual Report

Board of Trustees and Management of Wanger Advisors Trust

The Board of Trustees of the Trust has overall management responsibility for the Trust and the Funds. Each trustee may serve a term of unlimited duration until the end of the calendar year in which the trustee attains the age of 75 years. The trustees appoint their own successors, provided that at least two-thirds of the trustees, after such appointment, have been elected by shareholders. Shareholders may remove a trustee, with or without cause, upon the vote of two-thirds of the Trust's outstanding shares at any meeting called for that purpose. A trustee may be removed, with or without cause, upon the vote of a majority of the trustees.

The names of the trustees and officers of the Trust, the date each was first elected or appointed to office, their principal business occupations during at least the last five years, and other directorships they hold are shown below. Each trustee serves in such capacity for each of the four series of the Trust and each of the six series of Columbia Acorn Trust.

The business address of each trustee and officer of the Trust is Columbia Wanger Asset Management, L.P., 227 West Monroe, Suite 3000, Chicago, Illinois 60606. The Fund's Statement of Additional Information includes additional information about the Fund's trustees and officers. You may obtain a free copy of the Statement of Additional Information by writing or calling toll-free:

Columbia Wanger Asset Management, L.P.
Shareholder Services Group
227 W. Monroe, Suite 3000
Chicago, IL 60606
888-4-WANGER (888-492-6437)

Name, Position(s) with Wanger Advisors Trust and Age at December 31, 2007	Year First Elected or Appointed to Office	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer	Other Directorships
Trustees who are not interested persons of Wanger Advisors Trust:

Laura M. Born, 42, Trustee (1)	2007	Adjunct Assistant Professor of Finance, University of Chicago Graduate School of Business; Managing Director—Investment Banking, J.P. Morgan Chase & Co. Incorporated (broker-dealer) 1991-2007.	10	Columbia Acorn Trust.

Maureen M. Culhane, 59, Trustee	2007	Retired; Vice President, Goldman, Sachs Asset Management L.P. (investment adviser) 2005; Vice President (Consultant)—Strategic Relationship Management, Goldman, Sachs & Co. 1999-2005; prior thereto, Vice President of Finance and Treasurer, Sara Lee Corporation.	10	Columbia Acorn Trust.

Margaret Eisen, 54, Trustee	2006	Managing Director, CFA Institute since 2005; Chief Investment Officer, EAM International LLC (corporate finance and asset management) since 2003; prior thereto, Managing Director, DeGuardiola Advisors (investment bank); formerly Managing Director, North American Equities at General Motors Asset Management, and Director, Worldwide Pension Investments for DuPont Asset Management.	10	Antigenics, Inc. (biotechnology and pharmaceuticals); Columbia Acorn Trust

Jerome Kahn, Jr., 73, Trustee	2006	Portfolio manager and stock analyst and former President, William Harris Investors, Inc. (investment adviser).	10	Columbia Acorn Trust.

Steven N. Kaplan, 48, Trustee	2006	Neubauer Family Professor of Entrepreneurship and Finance, Graduate School of Business, University of Chicago.	10	Morningstar, Inc. (provider of independent investment research); Columbia Acorn Trust

David C. Kleinman, 72, Trustee	2006	Adjunct Professor of Strategic Management, University of Chicago Graduate School of Business; business consultant.	10	Sonic Foundry, Inc. (rich media systems and software); Columbia Acorn Trust

Allan B. Muchin, 71, Trustee and Vice Chairman of the Board	2006	Chairman Emeritus, Katten Muchin Rosenman LLP (law firm).	10	Columbia Acorn Trust

Wanger U.S. Smaller Companies Select 2007 Annual Report

Board of Trustees and Management of Wanger Advisors Trust

Name, Position(s) with Wanger Advisors Trust and Age at December 31, 2007	Year First Elected or Appointed to Office	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer	Other Directorships
Robert E. Nason, 71, Trustee and Chairman of the Board	2006	Consultant and private investor since 1998; formerly Executive Partner, Chief Executive Officer and member of the executive committee of Grant Thornton, LLP (public accounting firm) and member of the policy board of Grant Thornton International.	10	Columbia Acorn Trust

James A. Star, 46, Trustee	2006	President, Longview Asset Management LLC (investment adviser) since 2003, prior thereto, portfolio manager; Vice President, Henry Crown and Company (investment firm); President and Chief Investment Officer, Star Partners (hedge fund) from 1998 to 2003.	10	Columbia Acorn Trust

John A. Wing, 72, Trustee	2006	Partner, Dancing Lion Partners (investment partnership); prior thereto, Frank Wakely Gunsaulus Professor of Law and Finance, and Chairman of the Center for the Study of Law and Financial Markets, Illinois Institute of Technology; formerly Chairman of the Board and Chief Executive Officer of ABN-AMRO Incorporated (formerly named The Chicago Corporation, a financial services firm) and Chief Executive Officer of Market Liquidity Network, LLC.	10	First Chicago Bank and Trust; First Chicago Bancorp; Columbia Acorn Trust

Trustees who are interested persons of Wanger Advisors Trust:

Charles P. McQuaid, 53, Trustee and President (2)	2003	President and Chief Investment Officer, CWAM since October 2003; portfolio manager since 1995 and Director of Research, CWAM and its predecessor from July 1992 through December 2003; Interim Director of International Research, CWAM from October 2003 to December 2004; President of Columbia Acorn Trust since 2003.	10	Columbia Acorn Trust

Ralph Wanger, 72, Trustee (3)	1994	Founder, former President, Chief Investment Officer and portfolio manager, CWAM from July 1992 to September 2003; former President, Columbia Acorn Trust from April 1992 through September 2003; former President, Wanger Advisors Trust 1994 through September 2003; Director, Wanger Investment Company PLC; advisor to CWAM from September 2003 to September 2005.	10	Columbia Acorn Trust

Officers of Wanger Advisors Trust:

Ben Andrews, 41, Vice President	2004	Analyst and portfolio manager, CWAM since 1998; Vice President, Columbia Acorn Trust.	10	None

Michael G. Clarke, 38, Assistant Treasurer	2004	Assistant Treasurer, Columbia Acorn Trust; Chief Accounting Officer and Assistant Treasurer of the Columbia Funds since October 2004; Director of Fund Administration of Columbia Management Advisors, LLC since January 2006; Managing Director of Columbia Management Advisors, LLC from September 2004 to December 2005; Vice President, Fund Administration of Columbia Management Advisors, LLC from June 2002 to September 2004.	10	None

Jeffrey Coleman, 38, Assistant Treasurer	2006	Assistant Treasurer, Columbia Acorn Trust since March 2006; Director of Fund Administration, CWAM since January 2006; Fund Controller, CWAM from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August 2000 to September 2004.	10	None

Wanger U.S. Smaller Companies Select 2007 Annual Report

Board of Trustees and Management of Wanger Advisors Trust

Name, Position(s) with Wanger Advisors Trust and Age at December 31, 2007	Year First Elected or Appointed to Office	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer	Other Directorships
J. Kevin Connaughton, 43, Assistant Treasurer	2001	Treasurer and Chief Financial Officer of the Columbia Funds since December 2000; Vice President of Columbia Management Advisors, LLC since April 2003; Assistant Treasurer of Columbia Acorn Trust since 2001; Treasurer and Chief Financial Officer of the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds from December 2000 to December 2006; Treasurer of the Galaxy Funds from September 2002 through November 2005; Treasurer of Columbia Management Multi-Strategy Hedge Fund, LLC from December 2002 through December 2004; and a senior officer of various affiliated entities of the Bank of America Corporation, including other registered and unregistered funds.	10	None

P. Zachary Egan, 39, Vice President	2007	Director of International Research, CWAM, since December 2004; portfolio manager, CWAM since 2003; analyst, CWAM since 1999.	10	None

Peter T. Fariel, 50, Assistant Secretary	2006	Associate General Counsel, Bank of America since April 2005; prior thereto, Partner, Goodwin Procter LLP (law firm).	10	None

John Kunka, 37, Assistant Treasurer	2006	Director of Accounting and Operations, CWAM, since 2006; Assistant Treasurer, Columbia Acorn Trust, since 2006; Manager of Mutual Fund Operations, Calamos Advisors, Inc. from 2005 to 2006; prior thereto, Manager of Mutual Fund Administration, Van Kampen Investments.	10	None

Joseph LaPalm, 37, Vice President	2006	Chief Compliance Officer, CWAM since 2005; Vice President, Columbia Acorn Trust since 2006; prior thereto, Compliance Officer, William Blair & Company (investment firm).	10	None

Bruce H. Lauer, 50, Vice President, Secretary and Treasurer	1995	Chief Operating Officer, CWAM since April 2000; Vice President, Treasurer and Secretary, Columbia Acorn Trust; Director, Wanger Investment Company PLC; Director, Banc of America Capital Management (Ireland) Ltd.; Director, Bank of America Global Liquidity Fund, PLC.	10	None

Louis J. Mendes, 43, Vice President	2005	Analyst and portfolio manager, CWAM since 2001; Vice President, Columbia Acorn Trust.	10	None

Robert A. Mohn, 46, Vice President	1997	Analyst and portfolio manager, CWAM since August 1992; Director of Domestic Research, CWAM since March 2004; Vice President, Columbia Acorn Trust.	10	None

Christopher Olson, 43, Vice President	2001	Analyst and portfolio manager, CWAM since January 2001; Vice President, Columbia Acorn Trust.	10	None

Robert Scales, 55, Chief Compliance Officer, Chief Legal Officer, Senior Vice President and General Counsel	2004	Chief Compliance Officer, Senior Vice President, Chief Legal Officer and General Counsel, Columbia Acorn Trust since 2004; prior thereto, Associate General Counsel, Grant Thornton LLP.	10	None

Linda Roth-Wiszowaty, 38, Assistant Secretary	2006	Business support analyst, CWAM, since April 2007; Assistant Secretary, Columbia Acorn Trust; executive administrator, CWAM since April 2004; prior thereto, executive assistant to the Chief Operating Officer, CWAM.	10	None

(1)  Effective January 1, 2008, Trustee is no longer treated as an "interested person," as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Prior to January 1, 2008, Trustee was considered an "interested person" of the Trust and of CWAM, as defined in the 1940 Act, as a result of her previous affiliation with J.P. Morgan Chase & Co. Incorporated, a registered broker-dealer that may execute portfolio transactions for or engage in principal transactions with the Funds or other clients or funds advised by CWAM or its affiliates.

(2)  Trustee who is an "interested person" of the Trust and of CWAM, as defined in the 1940 Act, because he is an officer of the Trust and of CWAM.

(3)  Trustee who is treated as an "interested person" of the Trust and of CWAM, as defined in the 1940 Act, because he is a former officer of the Trust and former employee of and consultant to CWAM.

Wanger U.S. Smaller Companies 2007 Annual Report

Wanger Advisors Trust

Transfer Agent,
Dividend Disbursing Agent

Columbia Management Services, Inc.
P.O. Box 8081
Boston, Massachusetts
02266-8081

Distributor

Columbia Management Distributors, Inc.
One Financial Center
Boston, Massachusetts
02111-2621

Investment Adviser

Columbia Wanger Asset Management, L.P.
227 West Monroe Street, Suite 3000
Chicago, Illinois 60606
1-888-4-WANGER
(1-888-492-6437)

Legal Counsel

Bell, Boyd & Lloyd LLP
Chicago, Illinois

Independent Registered
Public Accounting Firm

PricewaterhouseCoopers LLP
Chicago, Illinois

This report, including the schedules of investments and financial statements, is submitted for the general information of the shareholders of the Wanger Advisors Trust.

A description of the Fund's proxy voting policies and procedures and a copy of the Fund's voting record for the most recent 12-month period ended June 30 are available (i) on the Securities and Exchange Commission's website at www.sec.gov, and (ii) without charge, upon request, by calling 1-888-492-6437.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Pubic Reference Room may be obtained by calling 1-800-SEC-0330.

Wanger Advisors Trust

SHC-43/138993-1207 08/51431

Item 2. Code of Ethics.

(a)          The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)         During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)          During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that David C. Kleinman, Robert E. Nason and John A. Wing, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert.  Mr. Kleinman, Mr. Nason and Mr. Wing are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2007 and December 31, 2006 are approximately as follows:

2007	2006
$88,800	$87,800

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended December 31, 2007 and December 31, 2006 are approximately as follows:

2007	2006
$12,000	$12,600

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.  In both fiscal years 2007 and 2006, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports or other audit-related additional testing.

During the fiscal years ended December 31, 2007 and December 31, 2006, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2007 and December 31, 2006 are approximately as follows:

2007	2006
$15,800	$13,000

Tax Fees incurred in both fiscal years 2007 and 2006 relate to the review of annual tax returns and include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

During the fiscal years ended December 31, 2007 and December 31, 2006, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2007 and December 31, 2006 are as follows:

2007	2006
$0	$1,000

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above. In fiscal year 2006, All Other Fees consist of agreed-upon procedures related to the review of the registrant’s anti-money laundering program.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended December 31, 2007 and December 31, 2006 are approximately as follows:

2007	2006
$130,000	$135,600

In both fiscal years 2007 and 2006, All Other Fees consist of professional services rendered for internal control reviews of the registrant’s transfer agent.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The policy of the registrant’s Audit Committee is to specifically pre-approve (i) all audit and non-audit (including audit related, tax and all other) services provided by the registrant’s independent auditor to the registrant and individual funds (collectively “Fund Services”) and (ii) all non-audit services provided by the registrant’s independent auditor to the funds’ adviser or a control affiliate of the adviser, that relate directly to the funds’ operations and financial reporting (collectively “Fund-related Adviser Services”).  A “control affiliate” is an entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the funds, and the term “adviser” is deemed to exclude any unaffiliated sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser.

If such Fund Services or Fund-related Adviser Services are required during the period between the Audit Committee’s regularly scheduled meetings, the Chairman of the Audit Committee has the authority to pre-approve the service, with reporting to the full Audit Committee at the next regularly scheduled meeting.

The Audit Committee will waive pre-approval of Fund Services or Fund-related Adviser Services provided that the requirements under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are met.

(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended December 31, 2007 and December 31, 2006 was zero.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended December 31, 2007 and December 31, 2006 are approximately as follows:

2007	2006
$157,800	$162,200

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, since those procedures were last disclosed in response to requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A) or this Item.

Item 11. Controls and Procedures.

(a)          The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Wanger Advisors Trust

By (Signature and Title)	/s/ Charles P. McQuaid
Charles P. McQuaid, President

Date	February 22, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Charles P. McQuaid
Charles P. McQuaid, President

Date	February 22, 2008

By (Signature and Title)	/s/ Bruce H. Lauer
Bruce H. Lauer, Treasurer

Date	February 22, 2008